Oppenheimer Transition 2015 Fund
Oppenheimer Transition 2020 Fund
Oppenheimer Transition 2025 Fund
6803 South Tucson Way, Centennial, Colorado 80112
1.800.225.5677

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON  SEPTEMBER 14, 2012

To the Shareholders of Oppenheimer Transition 2015 Fund, Oppenheimer Transition 2020 Fund and Oppenheimer Transition 2025 Fund:

Notice is hereby given that a Special Meeting of the Shareholders of Oppenheimer Transition 2015 Fund (“Transition 2015 Fund”), Oppenheimer Transition 2020 Fund (“Transition 2020 Fund”) and Oppenheimer Transition 2025 Fund (“Transition 2025 Fund,” and together with Transition 2015 Fund and Transition 2020 Fund, the “Target Funds” and each, a “Target Fund”), each a registered open-end management investment company, will be held at 6803 South Tucson Way, Centennial, Colorado 80112 at 1:00 p.m. Mountain time, on September 14, 2012, or any adjournments thereof (the “Meeting”).  Shareholders of each Target Fund will be asked to vote on the following proposals:

1.
To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) between their Target Fund and Oppenheimer Portfolio Series: Moderate Investor Fund, a series of Oppenheimer Portfolio Series (“PS: Moderate Investor Fund” or the “Acquiring Fund”), and the transactions contemplated thereby, including: (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for Class A, Class B, Class C, Class N and Class Y shares of the Acquiring Fund, (ii) the distribution of shares of the Acquiring Fund to the corresponding Class A, Class B, Class C, Class N and Class Y shareholders of the Target Fund in complete liquidation of the Target Fund, and (iii) the cancellation of the outstanding shares of the Target Fund (the foregoing with respect to each Target Fund being referred to as the “Reorganization,” and with respect to all of the Target Funds, the “Reorganizations”); and

2.	To act upon such other matters as may properly come before the Meeting.

Shareholders of record at the close of business on May 25, 2012 are entitled to notice of, and to vote at, the Meeting.  Each Reorganization is more fully discussed in the Combined Prospectus/Proxy Statement.  Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted.  The Board of Trustees of the Target Funds believes the Reorganization is in the best interests of each of the Target Funds and recommends that you vote “For” the Reorganization.

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.
WE URGE YOU TO VOTE PROMPTLY.
YOUR VOTE IS IMPORTANT
PLEASE VOTE THE ENCLOSED PROXY TODAY.
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

By Order of the Board of Trustees,
Arthur S. Gabinet, Secretary
July 27, 2012

OPPENHEIMER PORTFOLIO SERIES: MODERATE INVESTOR FUND
6803 South Tucson Way, Centennial, Colorado 80112
1.800.225.5677

COMBINED PROSPECTUS/PROXY STATEMENT
Dated July 27, 2012

SPECIAL MEETING OF SHAREHOLDERS OF
OPPENHEIMER TRANSITION 2015 FUND
OPPENHEIMER TRANSITION 2020 FUND
OPPENHEIMER TRANSITION 2025 FUND
to be held on September 14, 2012

Acquisition of the Assets of
OPPENHEIMER TRANSITION 2015 FUND
OPPENHEIMER TRANSITION 2020 FUND
OPPENHEIMER TRANSITION 2025 FUND
6803 South Tucson Way, Centennial, Colorado 80112
1.800.225.5677

By and in exchange for Class A, Class B, Class C, Class N and Class Y shares of

Oppenheimer Portfolio Series: Moderate Investor Fund

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of Oppenheimer Transition 2015 Fund, a Massachusetts business trust (“Transition 2015 Fund”), Oppenheimer Transition 2020 Fund, a Massachusetts business trust (“Transition 2020 Fund”) and Oppenheimer Transition 2025 Fund, a Massachusetts business trust (“Transition 2025 Fund,” and together with Transition 2015 Fund and Transition 2020 Fund, the “Target Funds” and each, a “Target Fund”).  A joint special meeting of shareholders of each of the Target Funds, or any adjournments thereof (the “Meeting”) will be held at the offices of OppenheimerFunds, Inc. (the “Manager”) at 6803 South Tucson Way, Centennial, Colorado 80112 on September 14, 2012, at 1:00 p.m., Mountain time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of each Target Fund as of the close of business on May 25, 2012 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting of Shareholders will be sent to shareholders of each Target Fund on July 27, 2012, or as soon as practicable thereafter.

The purposes of the Special Meeting are:

1.
To approve a separate Agreement and Plan of Reorganization (the “Reorganization Agreement”) between each Target Fund and Oppenheimer Portfolio Series: Moderate Investor Fund, a series of Oppenheimer Portfolio Series (“PS: Moderate Investor Fund” or the “Acquiring Fund”), and the transactions contemplated thereby, including: (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for Class A, Class B, Class C, Class N and Class Y shares of the Acquiring Fund, (ii) the distribution of shares of the Acquiring Fund to the corresponding Class A, Class B, Class C, Class N and Class Y shareholders of the Target Fund in complete liquidation of the Target Fund, and (iii) the cancellation of the outstanding shares of the Target Fund (with respect to each Target Fund all of the foregoing being referred to as the “Reorganization,” and with respect to all of the Target Funds, the “Reorganizations”); and

2.	To act upon such other matters as may properly come before the Meeting.

At a meeting held on May 15, 2012, the Board of Trustees of the Transition 2015 Fund (the “Transition 2015 Fund Board of Trustees”), the Board of Trustees of the Transition 2020 Fund (the “Transition 2020 Fund Board of Trustees”), and the Board of Trustees of the Transition 2025 Fund (the “Transition 2025 Fund Board of Trustees”), along with the Board of Trustees of the Acquiring Fund (together with the Transition 2015 Fund Board of Trustees, the Transition 2020 Fund Board of Trustees and the Transition 2025 Fund Board of Trustees, the “Boards” and each, a “Board”) have each unanimously approved the Reorganization with respect to each Target Fund by which each Target Fund, each an open-end investment company, would be acquired by the Acquiring Fund, an open-end investment company. Each Target Fund has an investment objective and investment policies and strategies that are similar to those of the Acquiring Fund.  The investment objective of the Acquiring Fund is to seek long-term growth of capital and current income.  The investment objective of the Transition 2015 Fund, Transition 2020 Fund and Transition 2025 Fund is to seek total return until 2015, 2020 and 2025, respectively, and then to seek income and secondarily capital growth.  The Reorganizations are part of a larger initiative to consolidate certain of the comparable Oppenheimer mutual funds to eliminate redundancies and achieve certain operating efficiencies.

Each Board requests that shareholders vote their shares by completing and returning the enclosed proxy card or by following one of the other methods for voting specified on the proxy card.

This Combined Prospectus/Proxy Statement constitutes the Prospectus of the Acquiring Fund and the Proxy Statement of each of the Target Funds filed on Form N-14 with the Securities and Exchange Commission (“SEC”). This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of each Target Fund should know before voting on the Reorganization and constitutes an offering of the shares of the Acquiring Fund being issued in the Reorganizations.  Please read it carefully and retain it for future reference.  The following documents each have been filed with the SEC, and are incorporated herein by reference into (each legally forms a part of) this Combined Prospectus/Proxy Statement:

•	A Statement of Additional Information dated July 27, 2012 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement;
•
The Prospectus of the Acquiring Fund, dated May 30, 2012, as supplemented (the “Acquiring Fund Prospectus”).  The Acquiring Fund Prospectus includes additional information about the Acquiring Fund and is enclosed herewith and accompanies this Combined Prospectus/Proxy Statement;

•	The Statement of Additional Information relating to the Acquiring Fund, dated May 30, 2012, as supplemented (the “Acquiring Fund SAI”);
•	The Annual Report to shareholders of the Acquiring Fund for the fiscal year ended January 31, 2012 (the “Acquiring Fund Annual Report”);
•	The Prospectus of the Transition 2015 Fund, dated June 27, 2012, as supplemented (the “Transition 2015 Fund Prospectus”);
•	The Statement of Additional Information of the Transition 2015 Fund, dated June 28, 2011, as supplemented (the “Transition 2015 Fund SAI”);
•	The Annual Report to shareholders of the Transition 2015 Fund for the fiscal year ended February 29, 2012 (the “Transition 2015 Fund Annual Report”);
•	The Prospectus of the Transition 2020 Fund, dated June 27, 2012, as supplemented (the “Transition 2020 Fund Prospectus”);
•	The Statement of Additional Information of the Transition 2020 Fund, dated June 27, 2012, as supplemented (the “Transition 2020 Fund SAI”);
•	The Annual Report to shareholders of the Transition 2020 Fund for the fiscal year ended February 29, 2012 (the “Transition 2020 Fund Annual Report”);
•	The Prospectus of the Transition 2025 Fund, dated June 27, 2012, as supplemented (the “Transition 2025 Fund Prospectus”);
•	The Statement of Additional Information of the Transition 2025 Fund, dated June 27, 2012, as supplemented (the “Transition 2025 Fund SAI”); and
•	The Annual Report to shareholders of the Transition 2025 Fund for the fiscal year ended February 29, 2012 (the “Transition 2025 Fund Annual Report”).

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “Investment Company Act”), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

You may request a free copy of the foregoing documents and any more recent reports filed after the date hereof by writing to OppenheimerFunds Services (the “Transfer Agent”) at P.O. Box 5270, Denver, Colorado 80217, by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com or by calling toll-free 1.800.225.5677.

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549
By Phone:	(202) 551-8090
By Mail:	Public Reference Section Office of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)
By E-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

Mutual fund shares are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks including the possible loss of principal.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

This Combined Prospectus/Proxy Statement is dated July 27, 2012.

TABLE OF CONTENTS
COMBINED PROSPECTUS/PROXY STATEMENT

Enclosures:
Prospectus of Oppenheimer Portfolio Series: Moderate Investor Fund dated May 30, 2012.

SYNOPSIS

This is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this Combined Prospectus/Proxy Statement and by the Reorganization Agreement, which is attached as Exhibit A.  Shareholders should carefully review this Combined Prospectus/Proxy Statement and the Reorganization Agreement in their entirety and the Acquiring Fund Prospectus, which accompanies this Combined Prospectus/Proxy Statement and is incorporated herein by reference.

The Proposed Reorganization

If shareholders of a Target Fund vote to approve the Reorganization Agreement and the Reorganization, on the Closing Date (as such term is defined in the Reorganization Agreement attached hereto as Exhibit A), all of the assets of the Target Fund will be transferred to the Acquiring Fund in exchange for the assumption of all liabilities and for full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholders’ Target Fund shares as of the Valuation Date (as such term is defined in the Reorganization Agreement) according to the following chart:

Transition 2015 Fund – Share Class Exchanged	Transition 2020 Fund – Share Class Exchanged	Transition 2025 Fund – Share Class Exchanged	Acquiring Fund – Share Class Received
Class A	Class A	Class A	Class A
Class B	Class B	Class B	Class B
Class C	Class C	Class C	Class C
Class N	Class N	Class N	Class N
Class Y	Class Y	Class Y	Class Y

Immediately thereafter, the Target Fund will distribute these shares of the Acquiring Fund to its shareholders. After distributing these shares, the Target Fund will be terminated.  No sales charge will be imposed on the shares of the Acquiring Fund received by each of the Target Fund’s shareholders in connection with the Reorganizations.  However, any other purchase or redemption would be subject to any applicable sales charges. After each Target Fund’s Reorganization is completed, any contingent deferred sales charge (“CDSC”) on the redemption of shares of the Acquiring Fund received in the Reorganization would be calculated from the date of original purchase of the respective Target Fund’s shares.

The Reorganization Agreement is subject to approval by the shareholders of each of the Target Funds. The Reorganizations, if approved by shareholders of each of the Target Funds, are scheduled to be effective as of the close of business on October 19, 2012 with respect to Transition 2015 Fund, October 5, 2012 with respect to Transition 2020 Fund and November 2, 2012 with respect to Transition 2025 Fund, or on such later date as the parties may agree (“Closing Date”). As a result of the Reorganizations, each shareholder of the respective Target Fund will become the owner of the number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Target Fund shares as of the close of business on the Valuation Date (hereinafter defined).  Class A, Class B, Class C, Class N and Class Y shareholders of each Target Fund will receive the same class of shares of the Acquiring Fund.  See “Information About the Reorganization” below.

Approval of the Reorganization of each Target Fund will require the affirmative vote of a majority of the outstanding voting securities of the respective Target Fund, as defined in the Investment Company Act.  A “majority of the outstanding voting securities” is defined in the Investment Company Act as the lesser of (i) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the respective Target Fund are present at the Meeting or represented by proxy, or (ii) more than 50% of the voting power of the outstanding voting securities of the respective Target Fund.  See “Voting Information – Quorum and Required Vote” below.

In the absence of sufficient votes to approve the Reorganization, the Meeting shall be adjourned until a quorum shall attend.  Additional information on voting and quorum requirements is provided in the section “Voting Information – Quorum and Required Vote.”

The Acquiring Fund, following the completion of one or more of the Reorganizations, may be referred to as the “Combined Fund” in this Combined Prospectus/Proxy Statement.  The Target Funds, the Acquiring Fund, and the Combined Fund may also be generally referred to as a “Fund” or the “Funds.”

OppenheimerFunds, Inc. (the “Manager”) serves as the investment adviser of each of the Funds. The Manager believes that the Acquiring Fund has greater prospects for attracting new assets than each of the Target Funds.  The Funds seek to provide certain combinations of long-term growth of capital and current income, depending on the investors’ age and/or risk tolerance, by primarily investing in both equity and fixed income funds.  The Funds are all “fund of funds” because they primarily invest in other OppenheimerFunds mutual funds (“Underlying Funds”).  The Funds have been managed in a similar manner and the performance of the Funds is similar.  The Transition 2015 Fund and Transition 2020 Fund were launched in 2006 and the Transition 2025 Fund was launched in 2008, among other similar Lifecycle Transition funds, to support the Manager’s proprietary retirement plan business by serving as funds to accommodate a range of investor preferences and retirement time horizons.  Each of those Transition funds is managed based on an approximate retirement year (the “transition” date in each fund’s name) and their investments in the Underlying Funds change over time in a manner designed to help the fund become more conservative both as the transition date gets closer and for 10 years after that date.  Recently, the Manager exited its retirement plan business.  As the Manager has exited this business, the Target Funds would be unlikely to gain market share in the target date fund marketplace.  As a result, the Target Funds may not continue to grow their assets, and may experience reverse economies of scale.  A declining asset base could result in an increase in “other expenses” for Target Fund shareholders in the future.

The Manager believes that shareholders of each Fund will have the benefit of additional assets as a result of the Reorganizations and the corresponding potential for lower total expenses as a percentage of net assets in the future. In addition, Target Fund shareholders will be in an actively sold product, which has the opportunity to continue to garner assets and gain economies of scale.  As a result, the Manager believes that the shareholders of each Fund generally will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the Fund’s assets in the Reorganizations, than by continuing to operate the Funds separately.  The Manager believes that the Acquiring Fund’s investment objective and strategies make it a compatible fund within the OppenheimerFunds complex for a Reorganization with each of the Target Funds.  As a result of the similar investment objectives and investment strategies of the Funds, there is substantial overlap in the portfolio securities currently owned by the Funds.

Since the Funds are “fund of funds” and primarily invest in other mutual funds, they do not charge a direct management fee, but rather, indirectly collect management fees through their investments in Underlying Funds.  As shown in the fee tables below, based on assets as of January 31, 2012, the Acquired Fund Fees and Expenses for the Combined Fund are lower than the Target Fund in all of the Reorganization scenarios.  Additionally, the Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements for each Target Fund’s shareholders will generally decrease following the Reorganizations (with exceptions to certain share classes noted below).

Consistent with the flexibility permitted by each Fund’s investment strategies, each portfolio management team is generally managing the Target Funds in a similar manner as the Acquiring Fund. In particular, as of March 31, 2012: 100% of the Transition 2015 Fund’s assets were invested in securities that were also held by the Acquiring Fund and 99.88% of the Acquiring Fund’s assets were invested in securities that were also held by the Transition 2015 Fund;  99.89% of the Transition 2020 Fund’s assets were invested in securities that were also held by the Acquiring Fund and 99.88% of the Acquiring Fund’s assets were invested in securities that were also held by the Transition 2020 Fund; and  99.77% of the Transition 2025 Fund’s assets were invested in securities that were also held by the Acquiring Fund and 99.88% of the Acquiring Fund’s assets were invested in securities that were also held by the Transition 2025 Fund.  This high overlap does not mean the Target Funds and Acquiring Fund are identical.  Please refer to the discussion below on the differences in the investment strategy among the Funds and the risks of each such strategy.

The Board of each of the Target Funds reviewed and discussed with the Manager and the Board’s independent legal counsel the proposed Reorganizations.  Information with respect to, but not limited to, each Fund’s respective investment objectives and policies, advisory fees, distribution fees and other operating expenses, historical performance and asset size, was also considered by the Board of each of the Target Funds.

Based on the considerations discussed above and the reasons more fully described under “Information About the Proposed Reorganization – Board Consideration of the Reorganization,” the Board of each of the Target Funds, including all of the Board members (each, a “Board Member”) who are not “interested persons” of the Funds under the Investment Company Act (the “Independent Board Members”), has unanimously concluded that participation in the Reorganizations is in the best interests of each Target Fund and its shareholders and that the interests of the respective Target Fund’s existing shareholders would not be diluted as a result of the respective Reorganization. The Board, therefore, is hereby submitting the Reorganization Agreement to the shareholders of each of the Target Funds and recommending that shareholders of each of the Target Funds vote “FOR” the Reorganization Agreement effecting the Reorganization. The Board of the Acquiring Fund has also approved the Reorganizations on behalf of the Acquiring Fund.  Shareholders of the Acquiring Fund do not vote on the Reorganizations.

THE BOARD, INCLUDING ALL OF THE INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE REORGANIZATION AGREEMENT

Investment Objectives and Principal Investment Strategies

Investment Objectives. The investment objectives of the Funds are similar.  The investment objective of the Acquiring Fund is to seek long-term growth of capital and current income.  The investment objective of the Transition 2015 Fund, Transition 2020 Fund and Transition 2025 Fund is to seek total return until 2015, 2020 and 2025, respectively, and then to seek income and secondarily capital growth.    The investment objective of each Fund is non-fundamental, which means it may be changed without the approval of the Fund’s shareholders.  Should any Fund’s Board determine that the investment objective of the Fund should be changed, shareholders must be given advance notice before any such change is implemented.  Certain investment objectives and strategies of the Underlying Funds are fundamental policies and others are non-fundamental policies, as indicated in each Underlying Fund’s prospectus or Statement of Additional Information. Each Underlying Fund’s Board can change non-fundamental policies without shareholder approval, including without the approval of the Fund.

Principal Investment Strategies.  The Target Funds and the Acquiring Fund employ similar principal investment strategies in achieving their respective objectives.  The similarities and differences of the principal investment strategies of the Funds are described in the chart below.

Transition 2015 Fund Transition 2020 Fund Transition 2025 Fund	Acquiring Fund
Principal Investment Strategies
Each Fund is a special type of mutual fund known as a “fund of funds” because it primarily invests in other mutual funds. Those funds are referred to as the “Underlying Funds.” To accommodate a range of investor preferences and retirement time horizons, the Oppenheimer LifeCycle Funds offer seven funds with different asset allocations. Each of those funds is managed based on an approximate retirement year (the “transition” date in each fund’s name) and their investments in the Underlying Funds change over time in a manner designed to help each Fund become more conservative both as the transition date gets closer and for 10 years after that date. This approach is designed to help investors accumulate the assets needed to generate income during their retirement years.

Choosing a fund with an earlier transition date generally represents a more conservative choice; choosing a fund with a later transition date generally represents a more aggressive choice. The changes to each Fund’s asset allocations are illustrated in the “glide path” shown below. Each Fund’s asset allocations will continue to change until ten years after the transition date and then remain at its final allocation targets. Each Fund has, and is expected to continue to maintain, some equity exposure. Equity securities generally have higher risks, however they have historically offered higher rates of return than fixed-income securities over the long term, and may play a role both in preparing for and during retirement.

The Transition 2015 Fund currently allocates its assets among the Underlying Funds based on asset allocation targets of approximately 37% in U.S. equities, 14% in foreign equities, 32% in U.S. fixed-income, 8% in foreign fixed-income and 10% in alternatives funds that are designed to help provide asset diversification.

The Transition 2020 Fund currently allocates its assets among the Underlying Funds based on asset allocation targets of approximately 41% in U.S. equities, 22% in foreign equities, 23% in U.S. fixed-income, 6% in foreign fixed-income and 8% in alternatives funds that are designed to help provide asset diversification.

The Transition 2025 Fund currently allocates its assets among the Underlying Funds based on asset allocation targets of approximately 45% in U.S. equities, 31% in foreign equities, 17% in U.S. fixed-income, 5% in foreign fixed-income and 2% in alternatives funds that are designed to help provide asset diversification.

The portfolio managers may use some or all of the Underlying Funds in different combinations to implement each Fund’s target allocations and the relative mix of those Underlying Funds will vary over time. The current target allocations for individual Underlying Funds are provided below in the Comparison.

Equity securities include common stock, preferred stock, rights and warrants, and securities convertible into common stock. Fixed income securities (also referred to as “debt securities”) represent money borrowed by the issuer that must be repaid. Some Underlying Funds invest in debt securities that are rated below investment grade (commonly referred to as “junk bonds”) and certain of them may invest most or a significant percentage of their assets in those securities. Some of the Underlying Funds invest partially or primarily in securities of issuers outside of the United States, including issuers in emerging or developing markets countries. The alternatives Underlying Funds that are used for asset diversification may invest in commodities, gold and other special metals, real estate (including through equity or other securities) or in inflation protected securities. For temporary periods, each Fund may hold a greater portion of its assets in money market funds, money market securities, cash or other similar, liquid investments. This may occur at times when the Manager is unable to immediately invest cash received from purchases of Fund shares or from redemptions of its investments.

The Fund is a special type of mutual fund known as a “fund of funds” because it invests in other mutual funds. Those funds are referred to as the “Underlying Funds.”

The Manager seeks to diversify the Fund’s assets by selecting Underlying Funds with different investment guidelines and styles. Under normal market conditions, the Fund allocates its assets among the Underlying Funds based on asset allocation target ranges of 30-40% in U.S. equity funds, 10-15% in foreign equity funds, 35-45% in fixed-income funds and up to 12% in alternative funds that provide asset diversification. The Fund’s asset allocation targets may vary in particular cases and may change over time.

Equity securities include common stock, preferred stock, rights and warrants, and securities convertible into common stock. Fixed-income securities (also referred to as “debt securities”) represent money borrowed by the issuer that must be repaid. Some Underlying Funds invest in debt securities that are rated below investment-grade (commonly referred to as “junk bonds”) and certain of them may invest most or a significant percentage of their assets in those securities. Some of the Underlying Funds invest partially or primarily in securities of issuers outside of the United States, including issuers in emerging or developing markets. The Underlying Funds that are used for asset diversification may include investments related to commodities, gold and other special metals, real estate or that are inflation protected.

For temporary periods, the Fund may hold a portion of its assets in cash, money market securities or other similar, liquid investments. This will generally occur at times when the Manager is unable to immediately invest cash received from purchases of Fund shares or from redemptions of other investments.

How Securities are Selected
Investments in individual Underlying Funds are determined by the Manager in seeking to meet each Fund’s asset allocation targets and achieve its investment objective. Each Fund’s actual asset allocations will usually change daily, based on changes in the market values of the securities held by the Underlying Funds, and they will generally vary from each Fund’s target allocations. The Manager monitors the Underlying Fund selections and periodically rebalances each Fund’s investments to bring them closer to their target asset allocations.

The Fund’s most recent month-end investments in the individual Underlying Funds are available on its website.  The Fund’s quarter-end asset allocations to the individual Underlying Funds are also available in its Annual and Semi-Annual Reports and in its Forms N-Q. In response to changing market or economic conditions, the Manager may change the Underlying Funds or the Fund’s target asset allocations at any time, without prior approval from or notice to shareholders.

Under normal market conditions, the Fund will invest in shares of some or all of the following Underlying Funds that were chosen based on the Manager’s determination that they may provide income and secondarily capital growth:
Oppenheimer Capital Appreciation Fund, Oppenheimer Champion Income Fund, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Core Bond Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Global Fund, Oppenheimer Global Opportunities Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Institutional Money Market Fund, Oppenheimer International Bond Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer International Value Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund®, Oppenheimer Main Street Select Fund®, Oppenheimer Main Street Small- & Mid-Cap Fund®, Oppenheimer Real Estate Fund, Oppenheimer Rising Dividends Fund, Oppenheimer Small- & Mid- Cap Value Fund, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Master International Value, LLC, Oppenheimer U.S. Government Trust and Oppenheimer Value Fund. At times, the Fund may invest in other Oppenheimer funds, including Oppenheimer money market funds.

The transition date represents an approximate retirement date and investors may plan to retire either before or after that date. Some investors may choose to stop making additional contributions to the Fund or to withdraw some or all of their investment at the transition date, however the Fund’s glide path is intended to continue after the transition date to an allocation designed to place greater emphasis on income and to seek to reduce investors’ overall risks through their retirement years.  Approximately 10 years after the Fund’s stated “transition” year, each Fund’s asset allocation will reach and remain at approximately 15% in U.S. equities, 3% in foreign equities, 61% in U.S. fixed-income, 11% in foreign fixed-income and 10% in alternatives Underlying Funds (which may result in up to 10% additional equity exposure).

The Manager monitors the Underlying Fund selections and periodically rebalances the Fund’s investments to bring them back within their target asset allocation ranges. In response to changing market or economic conditions, the Manager may change the Underlying Funds or the Fund’s target asset allocation ranges at any time, without prior approval from or notice to shareholders.

Under normal market conditions, the Fund invests in shares of some or all of the following Underlying Funds that were chosen based on the Manager’s determination that they could provide long-term growth of capital and current income: Oppenheimer Capital Appreciation Fund, Oppenheimer Champion Income Fund, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Core Bond Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Global Fund, Oppenheimer Global Opportunities Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Institutional Money Market Fund, Oppenheimer International Bond Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer International Value Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund,® Oppenheimer Main Street Select Fund, ® Oppenheimer Main Street Small- & Mid-Cap Fund, ® Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master International Value Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Real Estate Fund, Oppenheimer Rising Dividends Fund, Oppenheimer Small- & Mid-Cap Value Fund, Oppenheimer U.S. Government Trust and Oppenheimer Value Fund.

Who is the Fund Designed for?
The Fund is designed primarily for investors seeking to simplify the accumulation of assets prior to and during retirement. Investors must weigh many factors when considering retirement, including when to retire, what their retirement needs will be, and what other sources of income they may have. In general, the Fund’s investment program assumes a retirement age of 65 but the transition date does not necessarily represent the specific year you intend to retire or start drawing retirement assets. It should be used as an approximate guide, depending on your investment goals and risk tolerance. Investors should realize that the Fund is not a complete solution to their retirement needs.

The Fund is designed primarily for investors seeking the growth potential of stocks, but who also want the income potential of bonds. Because of its focus on long-term growth, the Fund may be appropriate for investors with longer term investment goals. Those investors should be willing to assume the risks of short-term share price fluctuations of investments in stocks. The
Fund is not a complete investment program.

Comparison.  As shown in the chart above, each of the Target Fund’s investment objective focuses on seeking total return until its transition date, and then seeks income and secondarily capital growth.  Similarly, the Acquiring Fund seeks long-term growth of capital and current income.  These investment objectives are similar in that each Fund is designed to provide total return (or a combination of growth of capital and current income).  Each Fund employs similar investment strategies in order to achieve their respective investment objectives, depending on the investors’ approximate age and/or risk tolerance, by investing in both equity and fixed income funds.  The Funds are all “fund of funds” because they primarily invest in other Underlying Funds.

The one primary difference in management style is that the Target Funds’ portfolio holdings in Underlying Funds are periodically rebalanced based on established “glidepaths” based on an approximate retirement year (the “transition” date in each Target Fund’s name) in a manner designed to help the Target Fund become more conservative both as the transition date gets closer and for 10 years after that date.  Each Target Fund’s allocations to various asset classes is illustrated in the following charts, which reflect an investor’s need to pursue a reduction in investment risks both before and after his or her approximate retirement year.

The Transition 2015 Fund currently allocates its assets among the Underlying Funds based on the following approximate asset allocation targets (rounded to the nearest percentage):

Underlying Funds Target Percentage
U.S. Equities	37%
Oppenheimer Value Fund	18%
Oppenheimer Capital Appreciation Fund	13%
Oppenheimer Main Street Small- & Mid-Cap Fund®	5%
Foreign Equities	14%
Oppenheimer International Growth Fund	7%
Oppenheimer International Value Fund	4%
Oppenheimer Developing Markets Fund	2%
Oppenheimer International Small Company Fund	1%
U.S. Fixed-Income	32%
Oppenheimer Core Bond Fund	16%
Oppenheimer Limited-Term Government Fund	11%
Oppenheimer Champion Income Fund	3%
Oppenheimer Institutional Money Market Fund	3%
Foreign Fixed-Income	8%
Oppenheimer International Bond Fund	8%
Alternatives	10%
Oppenheimer Master Inflation Protected Securities Fund, LLC	4%
Oppenheimer Commodity Strategy Total Return Fund	4%
Oppenheimer Real Estate Fund	1%
Oppenheimer Gold & Special Minerals Fund	1%

The Transition 2020 Fund currently allocates its assets among the Underlying Funds based on the following approximate asset allocation targets (rounded to the nearest percentage):

Underlying Funds Target Percentage

U.S. Equities	41%
Oppenheimer Value Fund	21%
Oppenheimer Capital Appreciation Fund	15%
Oppenheimer Main Street Small- & Mid-Cap Fund®	6%
Foreign Equities	22%
Oppenheimer International Growth Fund	12%
Oppenheimer International Value Fund	6%
Oppenheimer Developing Markets Fund	3%
Oppenheimer International Small Company Fund	1%
U.S. Fixed-Income	23%
Oppenheimer Core Bond Fund	12%
Oppenheimer Limited-Term Government Fund	8%
Oppenheimer Champion Income Fund	2%
Oppenheimer Institutional Money Market Fund	2%
Foreign-Fixed -Income	6%
Oppenheimer International Bond Fund	6%
Alternatives	8%
Oppenheimer Master Inflation Protected Securities Fund, LLC	3%
Oppenheimer Commodity Strategy Total Return Fund	3%
Oppenheimer Real Estate Fund	1%
Oppenheimer Gold & Special Minerals Fund	1%

The Transition 2025 Fund currently allocates its assets among the Underlying Funds based on the following approximate asset allocation targets (rounded to the nearest percentage):

Underlying Funds Target Percentage
U.S. Equities	45%
Oppenheimer Value Fund	22%
Oppenheimer Capital Appreciation Fund	16%
Oppenheimer Main Street Small- & Mid-Cap Fund®	6%
Foreign Equities	31%
Oppenheimer International Growth Fund	17%
Oppenheimer International Value Fund	8%
Oppenheimer Developing Markets Fund	5%
Oppenheimer International Small Company Fund	2%
U.S. Fixed-Income	17%
Oppenheimer Core Bond Fund	9%
Oppenheimer Limited-Term Government Fund	6%
Oppenheimer Champion Income Fund	2%
Oppenheimer Institutional Money Market Fund	2%
Foreign Fixed-Income	5%
Oppenheimer International Bond Fund	5%
Alternatives	2%
Oppenheimer Master Inflation Protected Securities Fund, LLC	1%
Oppenheimer Commodity Strategy Total Return Fund	1%

In contrast, the Acquiring Fund contains generally static Underlying Fund allocations designed to fit an appropriate risk portfolio.  Instead of a “glidepath,” under normal market conditions the Acquiring Fund will allocate its assets among the Underlying Funds based on asset allocation target ranges of 30-40% in U.S. equity funds, 10-15% in foreign equity funds, 35-45% in fixed-income funds and up to 12% in alternative funds that provide asset diversification. The Acquiring Fund’s asset allocation targets may vary in particular cases and may change over time. Since the Acquiring Fund does not follow a glidepath, its portfolio managers may exercise more discretion in following its investment strategy.

Each of the Target Funds and the Acquiring Fund may invest in generally the same Underlying Funds.  In addition, at times, the Funds may invest in other Oppenheimer funds, including Oppenheimer money market funds. With respect to each Fund, the mix of Underlying Funds was chosen to seek diversification and to implement the Fund’s allocation strategies. The choice of Underlying Funds, the objectives and policies of the Underlying Funds and the Fund’s allocations to the Underlying Funds may change from time to time without approval by the Fund’s shareholders.

Notwithstanding the differences in the investment strategies of the Funds, as noted above, because of the similar investment objectives and investment strategies there is substantial overlap in the portfolio securities currently owned by the Funds. Consistent with the flexibility permitted by each Fund’s investment strategies, the portfolio management teams are generally managing the Funds in a similar manner. The portfolio managers are also identical for the Funds:  Alan Gilston and Krishna Memani are the portfolio managers of each Target Fund and the Acquiring Fund.  The portfolio management team of the Acquiring Fund is expected to manage the Combined Fund after the Reorganizations. In particular, as noted above, as of March 31, 2012:  100% of the Transition 2015 Fund’s assets were invested in securities that were also held by the Acquiring Fund and 99.88% of the Acquiring Fund’s assets were invested in securities that were also held by the Transition 2015 Fund; 99.89% of the Transition 2020 Fund’s assets were invested in securities that were also held by the Acquiring Fund and 99.88% of the Acquiring Fund’s assets were invested in securities that were also held by the Transition 2020 Fund; and 99.77% of the Transition 2025 Fund’s assets were invested in securities that were also held by the Acquiring Fund and 99.88% of the Acquiring Fund’s assets were invested in securities that were also held by the Transition 2025 Fund.  The portfolio managers of the Acquiring Fund have reviewed the portfolio holdings of each of the Target Funds and do not anticipate disposing of, or requesting the disposition of, any material portion of the assets of each of the Target Funds in preparation for, or as a result of, the applicable Reorganization. Thus, the proposed Reorganizations are not expected to cause significant portfolio turnover or transaction expenses associated with the sale of securities held by the Target Funds.

Fees and Expenses

The tables below compare the fees and expenses of each class of shares of the Funds, assuming the Reorganizations had taken place on January 31, 2012 and the estimated pro forma fees and expenses attributable to each class of shares of the Combined Fund’s Pro Forma combined portfolio.  Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Fund as of January 31, 2012, see “Additional Information About the Funds—Capitalization of the Funds.” You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds.  More information about these and other discounts is available from your financial professional and in the section “About Your Account” in the Acquiring Fund Prospectus, and is incorporated herein by reference and in the sections “How to Buy Shares” and “Appendix A” of the Acquiring Fund SAI, which is incorporated herein by reference.

Fee Tables of the Transition 2025 Fund, the Transition 2020 Fund, the Transition 2015 Fund, the Acquiring Fund, and the Combined Fund (as of January 31, 2012 (unaudited))

	Transition 2025 Fund Class A	Transition 2020 Fund Class A	Transition 2015 Fund Class A	PS: Moderate Investor Fund Class A	PS: Moderate Investor Fund Pro Forma Combined Fund Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	5.75%	5.75%	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None1	None1	None1	None1	None1
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.24%	0.21%	0.23%	0.19%	0.19%
Acquired Fund Fees and Expenses	0.72%	0.71%	0.69%	0.67%	0.67%
Total Annual Fund Operating Expenses	1.21%	1.17%	1.17%	1.11%	1.11%
Fee Waiver and/or Expense Reimbursement5	0.00%	0.00%	0.00%	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.21%	1.17%	1.17%	1.04%	1.04%

	Transition 2025 Fund Class B	Transition 2020 Fund Class B	Transition 2015 Fund Class B	PS: Moderate Investor Fund Class B	PS: Moderate Investor Fund Pro Forma Combined Fund Class B
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	5%2	5%2	5%2	5%2	5%2
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%	1.00%	1.00%
Other Expenses	0.38%	0.30%	0.34%	0.31%	0.31%
Acquired Fund Fees and Expenses	0.72%	0.71%	0.69%	0.67%	0.67%
Total Annual Fund Operating Expenses	2.10%	2.01%	2.03%	1.98%	1.98%
Fee Waiver and/or Expense Reimbursement5	0.00%	0.00%	0.00%	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.10%	2.01%	2.03%	1.91%	1.91%

	Transition 2025 Fund Class C	Transition 2020 Fund Class C	Transition 2015 Fund Class C	PS: Moderate Investor Fund Class C	PS: Moderate Investor Fund Pro Forma Combined Fund Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1%3	1%3	1%3	1%3	1%3
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%	1.00%	1.00%
Other Expenses	0.33%	0.26%	0.34%	0.21%	0.23%
Acquired Fund Fees and Expenses	0.72%	0.71%	0.69%	0.67%	0.67%
Total Annual Fund Operating Expenses	2.05%	1.97%	2.03%	1.88%	1.90%
Fee Waiver and/or Expense Reimbursement5,6	0.00%	0.00%	0.00%	(0.07%)	(0.09%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.05%	1.97%	2.03%	1.81%	1.81%

	Transition 2025 Fund Class N	Transition 2020 Fund Class N	Transition 2015 Fund Class N	PS: Moderate Investor Fund Class N	PS: Moderate Investor Fund Pro Forma Combined Fund Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1%4	1%4	1%4	1%4	1%4
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.50%	0.50%	0.50%	0.50%	0.50%
Other Expenses	0.23%	0.22%	0.22%	0.21%	0.20%
Acquired Fund Fees and Expenses	0.72%	0.71%	0.69%	0.67%	0.67%
Total Annual Fund Operating Expenses	1.45%	1.43%	1.41%	1.38%	1.37%
Fee Waiver and/or Expense Reimbursement5	0.00%	0.00%	0.00%	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.45%	1.43%	1.41%	1.31%	1.30%

	Transition 2025 Fund Class Y	Transition 2020 Fund Class Y	Transition 2015 Fund Class Y	PS: Moderate Investor Fund Class Y	PS: Moderate Investor Fund Pro Forma Combined Fund Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.06%	0.09%	0.10%	0.24%	0.20%
Acquired Fund Fees and Expenses	0.72%	0.71%	0.69%	0.67%	0.67%
Total Annual Fund Operating Expenses	0.78%	0.80%	0.79%	0.91%	0.87%
Fee Waiver and/or Expense Reimbursement5	0.00%	0.00%	0.00%	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.78%	0.80%	0.79%	0.84%	0.80%
1.	A Class A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions.
2.	Applies to redemptions in the first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% during years one through six and is eliminated after that.
3.	Applies to shares redeemed within 12 months of purchase.
4.	May apply to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.
5.
The Manager has also voluntarily agreed to waive fees and/or reimburse certain Moderate Investor Fund expenses at an annual rate of 0.07% as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement is applied after (and in addition to) any other applicable waivers and/or reimbursements that may apply, and may not be amended or withdrawn until one year from the date of the Fund’s prospectus.  The Moderate Investor Fund’s fee waivers and/or expense limitations would apply to the Combined Fund upon completion of the Reorganization.

6.
The Manager has voluntarily agreed to waive fees and/or reimburse the Combined Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement"  (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) so that such expenses of the Combined Fund do not exceed those of the Acquiring Fund to the extent any difference is attributed to the Reorganization. This fee waiver and/or expense limitation may not be amended or withdrawn until one year from the Closing Date of the Reorganization.

Example

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2025 Fund Class A	$692	$939	$1,205	$1,965
Transition 2020 Fund Class A	$688	$927	$1,185	$1,921
Transition 2015 Fund Class A	$688	$927	$1,185	$1,921
PS: Moderate Investor Fund Class A	$675	$903	$1,148	$1,850
PS: Moderate Investor Fund Pro Forma Combined Fund Class A	$675	$903	$1,148	$1,850
If shares are not redeemed2:
Transition 2025 Fund Class A	$692	$939	$1,205	$1,965
Transition 2020 Fund Class A	$688	$927	$1,185	$1,921
Transition 2015 Fund Class A	$688	$927	$1,185	$1,921
PS: Moderate Investor Fund Class A	$675	$903	$1,148	$1,850
PS: Moderate Investor Pro Forma Combined Fund Class A	$675	$903	$1,148	$1,850

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years3
Transition 2025 Fund Class B	$715	$965	$1,341	$2,012
Transition 2020 Fund Class B	$706	$937	$1,294	$1,939
Transition 2015 Fund Class B	$708	$943	$1,304	$1,950
PS: Moderate Investor Fund Class B	$696	$921	$1,271	$1,884
PS: Moderate Investor Fund Pro Forma Combined Fund Class B	$696	$921	$1,271	$1,884
If shares are not redeemed2:
Transition 2025 Fund Class B	$215	$665	$1,141	$2,0123
Transition 2020 Fund Class B	$206	$637	$1,094	$1,9393
Transition 2015 Fund Class B	$208	$643	$1,104	$1,9503
PS: Moderate Investor Fund Class B	$196	$621	$1,071	$1,8843
PS: Moderate Investor Fund Pro Forma Combined Fund Class B	$196	$621	$1,071	$1,8843

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2025 Fund Class C	$310	$649	$1,114	$2,403
Transition 2020 Fund Class C	$302	$624	$1,073	$2,318
Transition 2015 Fund Class C	$308	$643	$1,104	$2,382
PS: Moderate Investor Fund Class C	$286	$589	$1,019	$2,216
PS: Moderate Investor Fund Pro Forma Combined Fund Class C	$286	$594	$1,028	$2,235
If shares are not redeemed2:
Transition 2025 Fund Class C	$210	$649	$1,114	$2,403
Transition 2020 Fund Class C	$202	$624	$1,073	$2,318
Transition 2015 Fund Class C	$208	$643	$1,104	$2,382
PS: Moderate Investor Fund Class C	$186	$589	$1,019	$2,216
PS: Moderate Investor Fund Pro Forma Combined Fund Class C	$186	$594	$1,028	$2,235

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2025 Fund Class N	$249	$462	$768	$1,748
Transition 2020 Fund Class N	$247	$456	$787	$1,725
Transition 2015 Fund Class N	$245	$449	$776	$1,703
PS: Moderate Investor Fund Class N	$234	$433	$754	$1,662
PS: Moderate Investor Pro Forma Combined Fund Class N	$233	$430	$748	$1,651
If shares are not redeemed2:
Transition 2025 Fund Class N	$149	$462	$798	$1,748
Transition 2020 Fund Class N	$147	$456	$787	$1,725
Transition 2015 Fund Class N	$145	$449	$776	$1,703
PS: Moderate Investor Fund Class N	$134	$433	$754	$1,662
PS: Moderate Investor Fund Pro Forma Combined Fund Class N	$133	$420	$748	$1,651

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Transition 2025 Fund Class Y	$80	$250	$435	$970
Transition 2020 Fund Class Y	$82	$256	$446	$994
Transition 2015 Fund Class Y	$81	$253	$440	$982
PS: Moderate Investor Fund Class Y	$86	$284	$499	$1,118
PS: Moderate Investor Fund Pro Forma Combined Fund Class Y	$82	$272	$477	$1,071
If shares are not redeemed:
Transition 2025 Fund Class Y	$80	$250	$435	$970
Transition 2020 Fund Class Y	$82	$256	$446	$994
Transition 2015 Fund Class Y	$81	$253	$440	$982
PS: Moderate Investor Fund Class Y	$86	$284	$489	$1,118
PS: Moderate Investor Pro Forma Combined Fund Class Y	$82	$272	$477	$1,071

1.	In the “If shares are redeemed” examples, expenses include the initial sales charge for Class A and the applicable Class B, Class C and Class N contingent deferred sales charges.
2.	In the “If shares are not redeemed” examples, the Class A expenses include the initial sales charge, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges.
3.	Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A shares 72 months after purchase.

Fee Tables of the Transition 2015 Fund, the Acquiring Fund, and the Combined Fund (as of January 31, 2012 (unaudited))

	Transition 2015 Fund Class A	PS: Moderate Investor Fund Class A	PS: Moderate Investor Fund Pro Forma Combined Fund Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None1	None1	None1
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.23%	0.19%	0.19%
Acquired Fund Fees and Expenses	0.69%	0.67%	0.67%
Total Annual Fund Operating Expenses	1.17%	1.11%	1.11%
Fee Waiver and/or Expense Reimbursement5	0.00%	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.17%	1.04%	1.04%

	Transition 2015 Fund Class B	PS: Moderate Investor Fund Class B	PS: Moderate Investor Fund Pro Forma Combined Fund Class B
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	5%2	5%2	5%2
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.34%	0.31%	0.31%
Acquired Fund Fees and Expenses	0.69%	0.67%	0.67%
Total Annual Fund Operating Expenses	2.03%	1.98%	1.98%
Fee Waiver and/or Expense Reimbursement5	0.00%	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.03%	1.91%	1.91%

	Transition 2015 Fund Class C	PS: Moderate Investor Fund Class C	PS: Moderate Investor Fund Pro Forma Combined Fund Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1%3	1%3	1%3
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.34%	0.21%	0.21%
Acquired Fund Fees and Expenses	0.69%	0.67%	0.67%
Total Annual Fund Operating Expenses	2.03%	1.88%	1.88%
Fee Waiver and/or Expense Reimbursement5	0.00%	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.03%	1.81%	1.81%

	Transition 2015 Fund Class N	PS: Moderate Investor Fund Class N	PS: Moderate Investor Fund Pro Forma Combined Fund Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1%4	1%4	1%4
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.50%	0.50%	0.50%
Other Expenses	0.22%	0.21%	0.20%
Acquired Fund Fees and Expenses	0.69%	0.67%	0.67%
Total Annual Fund Operating Expenses	1.41%	1.38%	1.37%
Fee Waiver and/or Expense Reimbursement5	0.00%	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.41%	1.31%	1.30%

	Transition 2015 Fund Class Y	PS: Moderate Investor Fund Class Y	PS: Moderate Investor Fund Pro Forma Combined Fund Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.10%	0.24%	0.23%
Acquired Fund Fees and Expenses	0.69%	0.67%	0.67%
Total Annual Fund Operating Expenses	0.79%	0.91%	0.90%
Fee Waiver and/or Expense Reimbursement5	0.00%	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.79%	0.84%	0.83%
1.	A Class A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions.
2.	Applies to redemptions in the first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% during years one through six and is eliminated after that.
3.	Applies to shares redeemed within 12 months of purchase.
4.	May apply to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.
5.
The Manager has also voluntarily agreed to waive fees and/or reimburse certain Moderate Investor Fund expenses at an annual rate of 0.07% as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement is applied after (and in addition to) any other applicable waivers and/or reimbursements that may apply, and may not be amended or withdrawn until one year from the date of the Fund’s prospectus.  The Moderate Investor Fund’s fee waivers and/or expense limitations would apply to the Combined Fund upon completion of the Reorganization.

Example

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2015 Fund Class A	$688	$927	$1,185	$1,921
PS: Moderate Investor Fund Class A	$675	$903	$1,148	$1,850
PS: Moderate Investor Fund Pro Forma Combined Fund Class A	$675	$903	$1,148	$1,850
If shares are not redeemed2:
Transition 2015 Fund Class A	$688	$927	$1,185	$1,921
PS: Moderate Investor Fund Class A	$675	$903	$1,148	$1,850
PS: Moderate Investor Fund Pro Forma Combined Fund Class A	$675	$903	$1,148	$1,850

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years3
Transition 2015 Fund Class B	$708	$943	$1,304	$1,950
PS: Moderate Investor Fund Class B	$696	$921	$1,271	$1,884
PS: Moderate Investor Fund Pro Forma Combined Fund Class B	$696	$921	$1,271	$1,884
If shares are not redeemed2:
Transition 2015 Fund Class B	$208	$643	$1,104	$1,950
PS: Moderate Investor Fund Class B	$196	$621	$1,071	$1,884
PS: Moderate Investor Fund Pro Forma Combined Fund Class B	$196	$621	$1,071	$1,884
If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2015 Fund Class C	$308	$643	$1,104	$2,382
PS: Moderate Investor Fund Class C	$286	$589	$1,019	$2,216
PS: Moderate Investor Fund Pro Forma Combined Fund Class C	$286	$589	$1,019	$2,216
If shares are not redeemed2:
Transition 2015 Fund Class C	$208	$643	$1,104	$2,382
PS: Moderate Investor Fund Class C	$186	$589	$1,019	$2,216
PS: Moderate Investor Fund Pro Forma Combined Fund Class C	$186	$589	$1,019	$2,216

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Transition 2015 Fund Class N	$245	$449	$776	$1,703
PS: Moderate Investor Fund Class N	$234	$433	$754	$1,662
PS: Moderate Investor Fund Pro Forma Combined Fund Class N	$233	$430	$748	$1,651
If shares are not redeemed:
Transition 2015 Fund Class N	$145	$449	$776	$1,703
PS: Moderate Investor Fund Class N	$134	$433	$754	$1,662
PS: Moderate Investor Fund Pro Forma Combined Fund Class N	$133	$430	$748	$1,651

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Transition 2015 Fund Class Y	$81	$253	$440	$982
PS: Moderate Investor Fund Class Y	$86	$284	$499	$1,118
PS: Moderate Investor Fund Pro Forma Combined Fund Class Y	$85	$281	$493	$1,106
If shares are not redeemed:
Transition 2015 Fund Class Y	$81	$253	$440	$982
PS: Moderate Investor Fund Class Y	$86	$284	$499	$1,118
PS: Moderate Investor Fund Pro Forma Combined Fund Class Y	$85	$281	$493	$1,106
1.	In the “If shares are redeemed” examples, expenses include the initial sales charge for Class A and the applicable Class B, Class C and Class N contingent deferred sales charges.
2.	In the “If shares are not redeemed” examples, the Class A expenses include the initial sales charge, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges.
3.	Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A shares 72 months after purchase.
Fee Tables of the Transition 2020 Fund, the Acquiring Fund, and the Combined Fund (as of January 31, 2012 (unaudited))

	Transition 2020 Fund Class A	PS: Moderate Investor Fund Class A	PS: Moderate Investor Fund Pro Forma Combined Fund Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None1	None1	None1
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.21%	0.19%	0.19%
Acquired Fund Fees and Expenses	0.71%	0.67%	0.67%
Total Annual Fund Operating Expenses	1.17%	1.11%	1.11%
Fee Waiver and/or Expense Reimbursement5	0.00%	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.17%	1.04%	1.04%

	Transition 2020 Fund Class B	PS: Moderate Investor Fund Class B	PS: Moderate Investor Fund Pro Forma Combined Fund Class B
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	5%2	5%2	5%2
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.30%	0.31%	0.31%
Acquired Fund Fees and Expenses	0.71%	0.67%	0.67%
Total Annual Fund Operating Expenses	2.01%	1.98%	1.98%
Fee Waiver and/or Expense Reimbursement5	0.00%	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.01%	1.91%	1.91%

	Transition 2020 Fund Class C	PS: Moderate Investor Fund Class C	PS: Moderate Investor Fund Pro Forma Combined Fund Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1%3	1%3	1%3
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.26%	0.21%	0.21%
Acquired Fund Fees and Expenses	0.71%	0.67%	0.67%
Total Annual Fund Operating Expenses	1.97%	1.88%	1.88%
Fee Waiver and/or Expense Reimbursement5	0.00%	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.97%	1.81%	1.81%

	Transition 2020 Fund Class N	PS: Moderate Investor Fund Class N	PS: Moderate Investor Fund Pro Forma Combined Fund Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1%4	1%4	1%4
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.50%	0.50%	0.50%
Other Expenses	0.22%	0.21%	0.21%
Acquired Fund Fees and Expenses	0.71%	0.67%	0.67%
Total Annual Fund Operating Expenses	1.43%	1.38%	1.38%
Fee Waiver and/or Expense Reimbursement5	0.00%	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.43%	1.31%	1.31%

	Transition 2020 Fund Class Y	PS: Moderate Investor Fund Class Y	PS: Moderate Investor Fund Pro Forma Combined Fund Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.09%	0.24%	0.23%
Acquired Fund Fees and Expenses	0.71%	0.67%	0.67%
Total Annual Fund Operating Expenses	0.80%	0.91%	0.90%
Fee Waiver and/or Expense Reimbursement5	0.00%	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80%	0.84%	0.83%
1.	A Class A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions.
2.	Applies to redemptions in the first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% during years one through six and is eliminated after that.
3.	Applies to shares redeemed within 12 months of purchase.
4.	May apply to shares redeemed within 18 months of a retirement plan’s first purchase of Class N shares.
5.
The Manager has also voluntarily agreed to waive fees and/or reimburse certain Moderate Investor Fund expenses at an annual rate of 0.07% as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement is applied after (and in addition to) any other applicable waivers and/or reimbursements that may apply, and may not be amended or withdrawn until one year from the date of the Fund’s prospectus.  The Moderate Investor Fund’s fee waivers and/or expense limitations would apply to the Combined Fund upon completion of the Reorganization.

Example

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2020 Fund Class A	$688	$927	$1,185	$1,921
PS: Moderate Investor Fund Class A	$675	$903	$1,148	$1,850
PS: Moderate Investor Fund Pro Forma Combined Fund Class A	$675	$903	$1,148	$1,850
If shares are not redeemed2:
Transition 2020 Fund Class A	$688	$927	$1,185	$1,921
PS: Moderate Investor Fund Class A	$675	$903	$1,148	$1,850
PS: Moderate Investor Fund Pro Forma Combined Fund Class A	$675	$903	$1,148	$1,850

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years3
Transition 2020 Fund Class B	$706	$937	$1,294	$1,939
PS: Moderate Investor Fund Class B	$696	$921	$1,271	$1,884
PS: Moderate Investor Fund Pro Forma Combined Fund Class B	$696	$921	$1,271	$1,884
If shares are not redeemed2:
Transition 2020 Fund Class B	$206	$637	$1,094	$1,939
PS: Moderate Investor Fund Class B	$196	$621	$1,071	$1,884
PS: Moderate Investor Fund Pro Forma Combined Fund Class B	$196	$621	$1,071	$1,884

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2020 Fund Class C	$302	$624	$1,073	$2,318
PS: Moderate Investor Fund Class C	$286	$589	$1,019	$2,216
PS: Moderate Investor Fund Pro Forma Combined Fund Class C	$286	$589	$1,019	$2,216
If shares are not redeemed2:
Transition 2020 Fund Class C	$202	$624	$1,073	$2,318
PS: Moderate Investor Fund Class C	$186	$589	$1,019	$2,216
PS: Moderate Investor Fund Pro Forma Combined Fund Class C	$186	$589	$1,019	$2,216

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2020 Fund Class N	$247	$456	$787	$1,725
PS: Moderate Investor Fund Class N	$234	$433	$754	$1,662
PS: Moderate Investor Fund Pro Forma Combined Fund Class N	$234	$433	$754	$1,662
If shares are not redeemed2:
Transition 2020 Fund Class N	$147	$456	$787	$1,725
PS: Moderate Investor Fund Class N	$134	$433	$754	$1,662
PS: Moderate Investor Fund Pro Forma Combined Fund Class N	$134	$433	$754	$1,662

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Transition 2020 Fund Class Y	$82	$256	$446	$994
PS: Moderate Investor Fund Class Y	$86	$284	$499	$1,118
PS: Moderate Investor Fund Pro Forma Combined Fund Class Y	$85	$281	$493	$1,106
If shares are not redeemed:
Transition 2020 Fund Class Y	$82	$256	$446	$994
PS: Moderate Investor Fund Class Y	$86	$284	$499	$1,118
PS: Moderate Investor Fund Pro Forma Combined Fund Class Y	$85	$281	$493	$1,106
1.	In the “If shares are redeemed” examples, expenses include the initial sales charge for Class A and the applicable Class B, Class C and Class N contingent deferred sales charges.
2.	In the “If shares are not redeemed” examples, the Class A expenses include the initial sales charge, but Class B, Class C, and Class N expenses do not include the contingent deferred sales charges.
3.	Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A shares 72 months after purchase.

Fee Tables of the Transition 2025 Fund, the Acquiring Fund, and the Combined Fund (as of January 31, 2012 (unaudited))

	Transition 2025 Fund Class A	PS: Moderate Investor Fund Class A	PS: Moderate Investor Fund Pro Forma Combined Fund Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None1	None1	None1
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.24%	0.19%	0.19%
Acquired Fund Fees and Expenses	0.72%	0.67%	0.67%
Total Annual Fund Operating Expenses	1.21%	1.11%	1.11%
Fee Waiver and/or Expense Reimbursement5	0.00%	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.21%	1.04%	1.04%

	Transition 2025 Fund Class B	PS: Moderate Investor Fund Class B	PS: Moderate Investor Fund Pro Forma Combined Fund Class B
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	5%2	5%2	5%2
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.38%	0.31%	0.31%
Acquired Fund Fees and Expenses	0.72%	0.67%	0.67%
Total Annual Fund Operating Expenses	2.10%	1.98%	1.98%
Fee Waiver and/or Expense Reimbursement5	0.00%	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.10%	1.91%	1.91%

	Transition 2025 Fund Class C	PS: Moderate Investor Fund Class C	PS: Moderate Investor Fund Pro Forma Combined Fund Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1%3	1%3	1%3
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.33%	0.21%	0.21%
Acquired Fund Fees and Expenses	0.72%	0.67%	0.67%
Total Annual Fund Operating Expenses	2.05%	1.88%	1.88%
Fee Waiver and/or Expense Reimbursement5	0.00%	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.05%	1.81%	1.81%

	Transition 2025 Fund Class N	PS: Moderate Investor Fund Class N	PS: Moderate Investor Fund Pro Forma Combined Fund Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1%4	1%4	1%4
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.50%	0.50%	0.50%
Other Expenses	0.23%	0.21%	0.21%
Acquired Fund Fees and Expenses	0.72%	0.67%	0.67%
Total Annual Fund Operating Expenses	1.45%	1.38%	1.38%
Fee Waiver and/or Expense Reimbursement5	0.00%	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.45%	1.31%	1.31%

	Transition 2025 Fund Class Y	PS: Moderate Investor Fund Class Y	PS: Moderate Investor Fund Pro Forma Combined Fund Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.06%	0.24%	0.23%
Acquired Fund Fees and Expenses	0.72%	0.67%	0.67%
Total Annual Fund Operating Expenses	0.78%	0.91%	0.90%
Fee Waiver and/or Expense Reimbursement5	0.00%	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.78%	0.84%	0.83%
1.	A Class A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions.
2.	Applies to redemptions in the first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% during years one through six and is eliminated after that.
3.	Applies to shares redeemed within 12 months of purchase.
4.	May apply to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.
5.
The Manager has also voluntarily agreed to waive fees and/or reimburse certain Moderate Investor Fund expenses at an annual rate of 0.07% as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement is applied after (and in addition to) any other applicable waivers and/or reimbursements that may apply, and may not be amended or withdrawn until one year from the date of the Fund’s prospectus.  The Moderate Investor Fund’s fee waivers and/or expense limitations would apply to the Combined Fund upon completion of the Reorganization.

Example

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2025 Fund Class A	$692	$939	$1,205	$1,965
PS: Moderate Investor Fund Class A	$675	$903	$1,148	$1,850
PS: Moderate Investor Fund Pro Forma Combined Fund Class A	$675	$903	$1,148	$1,850
If shares are not redeemed2:
Transition 2025 Fund Class A	$692	$939	$1,205	$1,965
PS: Moderate Investor Fund Class A	$675	$903	$1,148	$1,850
PS: Moderate Investor Fund Pro Forma Combined Fund Class A	$675	$903	$1,148	$1,850

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years3
Transition 2025 Fund Class B	$715	$965	$1,341	$2,012
PS: Moderate Investor Fund Class B	$696	$921	$1,271	$1,884
PS: Moderate Investor Fund Pro Forma Combined Fund Class B	$696	$921	$1,271	$1,884
If shares are not redeemed2:
Transition 2025 Fund Class B	$215	$665	$1,141	$2,012
PS: Moderate Investor Fund Class B	$196	$621	$1,071	$1,884
PS: Moderate Investor Fund Pro Forma Combined Fund Class B	$196	$621	$1,071	$1,884

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2025 Fund Class C	$310	$649	$1,114	$2,403
PS: Moderate Investor Fund Class C	$286	$589	$,1019	$2,216
PS: Moderate Investor Fund Pro Forma Combined Fund Class C	$286	$589	$1,019	$2,216
If shares are not redeemed2:
Transition 2025 Fund Class C	$210	$649	$1,114	$2,403
PS: Moderate Investor Fund Class C	$186	$589	$1,019	$2,216
PS: Moderate Investor Fund Pro Forma Combined Fund Class C	$186	$589	$1,019	$2,216

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2025 Fund Class N	$249	$462	$798	$1,748
PS: Moderate Investor Fund Class N	$234	$433	$754	$1,662
PS: Moderate Investor Fund Pro Forma Combined Fund Class N	$234	$433	$754	$1,662
If shares are not redeemed2:
Transition 2025 Fund Class N	$149	$462	$798	$1,748
PS: Moderate Investor Fund Class N	$134	$433	$754	$1,662
PS: Moderate Investor Fund Pro Forma Combined Fund Class N	$134	$433	$754	$1,662

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Transition 2025 Fund Class Y	$80	$250	$435	$970
PS: Moderate Investor Fund Class Y	$86	$284	$499	$1,118
PS: Moderate Investor Fund Pro Forma Combined Fund Class Y	$85	$281	$493	$1,106
If shares are not redeemed:
Transition 2025 Fund Class Y	$80	$250	$435	$970
PS: Moderate Investor Fund Class Y	$86	$284	$499	$1,118
PS: Moderate Investor Fund Pro Forma Combined Fund Class Y	$85	$281	$493	$1,106
1.	In the “If shares are redeemed” examples, expenses include the initial sales charge for Class A and the applicable Class B, Class C and Class N contingent deferred sales charges.
2.	In the “If shares are not redeemed” examples, the Class A expenses include the initial sales charge, but Class B, Class C, and Class N expenses do not include the contingent deferred sales charges.
3.	Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A shares 72 months after purchase.

Fee Tables of the Transition 2020 Fund, the Transition 2015 Fund, the Acquiring Fund, and the Combined Fund (as of January 31, 2012 (unaudited))

	Transition 2020 Fund Class A	Transition 2015 Fund Class A	PS: Moderate Investor Fund Class A	PS: Moderate Investor Fund Pro Forma Combined Fund Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	5.75%	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None1	None1	None1	None1
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.21%	0.23%	0.19%	0.19%
Acquired Fund Fees and Expenses	0.71%	0.69%	0.67%	0.67%
Total Annual Fund Operating Expenses	1.17%	1.17%	1.11%	1.11%
Fee Waiver and/or Expense Reimbursement5	0.00%	0.00%	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.17%	1.17%	1.04%	1.04%

	Transition 2020 Fund Class B	Transition 2015 Fund Class B	PS: Moderate Investor Fund Class B	PS: Moderate Investor Fund Pro Forma Combined Fund Class B
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	5%2	5%2	5%2	5%2
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%	1.00%
Other Expenses	0.30%	0.34%	0.31%	0.30%
Acquired Fund Fees and Expenses	0.71%	0.69%	0.67%	0.67%
Total Annual Fund Operating Expenses	2.01%	2.03%	1.98%	1.97%
Fee Waiver and/or Expense Reimbursement5	0.00%	0.00%	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.01%	2.03%	1.91%	1.90%

	Transition 2020 Fund Class C	Transition 2015 Fund Class C	PS: Moderate Investor Fund Class C	PS: Moderate Investor Fund Pro Forma Combined Fund Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1%3	1%3	1%3	1%3
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%	1.00%
Other Expenses	0.26%	0.34%	0.21%	0.22%
Acquired Fund Fees and Expenses	0.71%	0.69%	0.67%	0.67%
Total Annual Fund Operating Expenses	1.97%	2.03%	1.88%	1.89%
Fee Waiver and/or Expense Reimbursement5,6	0.00%	0.00%	(0.07%)	(0.08%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.97%	2.03%	1.81%	1.81%

	Transition 2020 Fund Class N	Transition 2015 Fund Class N	PS: Moderate Investor Fund Class N	PS: Moderate Investor Fund Pro Forma Combined Fund Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1%4	1%4	1%4	1%4
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.50%	0.50%	0.50%	0.50%
Other Expenses	0.22%	0.22%	0.21%	0.20%
Acquired Fund Fees and Expenses	0.71%	0.69%	0.67%	0.67%
Total Annual Fund Operating Expenses	1.43%	1.41%	1.38%	1.37%
Fee Waiver and/or Expense Reimbursement5	0.00%	0.00%	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.43%	1.41%	1.31%	1.30%

	Transition 2020 Fund Class Y	Transition 2015 Fund Class Y	PS: Moderate Investor Fund Class Y	PS: Moderate Investor Fund Pro Forma Combined Fund Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	None	None	None	None
Other Expenses	0.09%	0.10%	0.24%	0.22%
Acquired Fund Fees and Expenses	0.71%	0.69%	0.67%	0.67%
Total Annual Fund Operating Expenses	0.80%	0.79%	0.91%	0.89%
Fee Waiver and/or Expense Reimbursement5	0.00%	0.00%	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80%	0.79%	0.84%	0.82%
1.	A Class A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions.
2.	Applies to redemptions in the first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% during years one through six and is eliminated after that.
3.	Applies to shares redeemed within 12 months of purchase.
4.	May apply to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.
5.
The Manager has also voluntarily agreed to waive fees and/or reimburse certain Moderate Investor Fund expenses at an annual rate of 0.07% as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement is applied after (and in addition to) any other applicable waivers and/or reimbursements that may apply, and may not be amended or withdrawn until one year from the date of the Fund’s prospectus.  The Moderate Investor Fund’s fee waivers and/or expense limitations would apply to the Combined Fund upon completion of the Reorganization.

6.
The Manager has voluntarily agreed to waive fees and/or reimburse the Combined Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) so that such expenses of the Combined Fund do not exceed those of the Acquiring Fund to the extent any difference is attributed to the Reorganization. This fee waiver and/or expense limitation may not be amended or withdrawn until one year from the Closing Date of the Reorganization.

Example

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2020 Fund Class A	$688	$927	$1,185	$1,921
Transition 2015 Fund Class A	$688	$927	$1,185	$1,921
PS: Moderate Investor Fund Class A	$675	$903	$1,148	$1,850
PS: Moderate Investor Fund Pro Forma Combined Fund Class A	$675	$903	$1,148	$1,850
If shares are not redeemed2:
Transition 2020 Fund Class A	$688	$927	$1,185	$1,921
Transition 2015 Fund Class A	$688	$927	$1,185	$1,921
PS: Moderate Investor Fund Class A	$675	$903	$1,148	$1,850
PS: Moderate Investor Fund Pro Forma Combined Fund Class A	$675	$903	$1,148	$1,850

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years3
Transition 2020 Fund Class B	$706	$937	$1,294	$1,939
Transition 2015 Fund Class B	$708	$943	$1,304	$1,950
PS: Moderate Investor Fund Class B	$696	$921	$1,271	$1,884
PS: Moderate Investor Fund Pro Forma Combined Fund Class B	$695	$917	$1,266	$1,878
If shares are not redeemed2:
Transition 2020 Fund Class B	$206	$637	$1,094	$1,939
Transition 2015 Fund Class B	$208	$643	$1,104	$1,950
PS: Moderate Investor Fund Class B	$196	$621	$1,071	$1,884
PS: Moderate Investor Fund Pro Forma Combined Fund Class B	$195	$617	$1,066	$1,878

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2020 Fund Class C	$302	$624	$1,073	$2,318
Transition 2015 Fund Class C	$308	$643	$1,104	$2,382
PS: Moderate Investor Fund Class C	$286	$589	$1,019	$2,216
PS: Moderate Investor Fund Pro Forma Combined Fund Class C	$286	$592	$1,023	$2,225
If shares are not redeemed2:
Transition 2020 Fund Class C	$202	$624	$1,073	$2,318
Transition 2015 Fund Class C	$208	$643	$1,104	$2,382
PS: Moderate Investor Fund Class C	$186	$589	$1,019	$2,216
PS: Moderate Investor Fund Pro Forma Combined Fund Class C	$186	$592	$1,023	$2,225

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2020 Fund Class N	$247	$456	$787	$1,725
Transition 2015 Fund Class N	$245	$449	$776	$1,703
PS: Moderate Investor Fund Class N	$234	$433	$754	$1,662
PS: Moderate Investor Fund Pro Forma Combined Fund Class N	$233	$430	$748	$1,651
If shares are not redeemed2:
Transition 2020 Fund Class N	$147	$456	$787	$1,725
Transition 2015 Fund Class N	$145	$449	$776	$1,703
PS: Moderate Investor Fund Class N	$134	$433	$754	$1,662
PS: Moderate Investor Fund Forma Combined Fund Class N	$133	$430	$748	$1,651

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Transition 2020 Fund Class Y	$82	$256	$446	$994
Transition 2015 Fund Class Y	$81	$253	$440	$982
PS: Moderate Investor Fund Class Y	$86	$284	$499	$1,118
PS: Moderate Investor Fund Pro Forma Combined Fund Class Y	$84	$278	$488	$1,094
If shares are not redeemed:
Transition 2020 Fund Class Y	$82	$256	$446	$994
Transition 2015 Fund Class Y	$81	$253	$440	$982
PS: Moderate Investor Fund Class Y	$86	$284	$499	$1,118
PS: Moderate Investor Fund Pro Forma Combined Fund Class Y	$84	$278	$488	$1,094
1.	In the “If shares are redeemed” examples, expenses include the initial sales charge for Class A and the applicable Class B, Class C and Class N contingent deferred sales charges.
2.	In the “If shares are not redeemed” examples, the Class A expenses include the initial sales charge, but Class B, Class C, and Class N expenses do not include the contingent deferred sales charges.
3.	Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A shares 72 months after purchase.

Fee Tables of the Transition 2025 Fund, the Transition 2015 Fund, the Acquiring Fund, and the Combined Fund (as of January 31, 2012 (unaudited))

	Transition 2025 Fund Class A	Transition 2015 Fund Class A	PS: Moderate Investor Fund Class A	Acquiring Fund Pro Forma Combined Fund Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	5.75%	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None1	None1	None1	None1
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.24%	0.23%	0.19%	0.19%
Acquired Fund Fees and Expenses	0.72%	0.69%	0.67%	0.67%
Total Annual Fund Operating Expenses	1.21%	1.17%	1.11%	1.11%
Fee Waiver and/or Expense Reimbursement5	0.00%	0.00%	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.21%	1.17%	1.04%	1.04%

	Transition 2025 Fund Class B	Transition 2015 Fund Class B	PS: Moderate Investor Fund Class B	PS: Moderate Investor Fund Pro Forma Combined Fund Class B
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	5%2	5%2	5%2	5%2
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%	1.00%
Other Expenses	0.38%	0.34%	0.31%	0.31%
Acquired Fund Fees and Expenses	0.72%	0.69%	0.67%	0.67%
Total Annual Fund Operating Expenses	2.10%	2.03%	1.98%	1.98%
Fee Waiver and/or Expense Reimbursement5	0.00%	0.00%	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.10%	2.03%	1.91%	1.91%

	Transition 2025 Fund Class C	Transition 2015 Fund Class C	PS: Moderate Investor Fund Class C	PS: Moderate Investor Fund Pro Forma Combined Fund Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1%3	1%3	1%3	1%3
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%	1.00%
Other Expenses	0.33%	0.34%	0.21%	0.22%
Acquired Fund Fees and Expenses	0.72%	0.69%	0.67%	0.67%
Total Annual Fund Operating Expenses	2.05%	2.03%	1.88%	1.89%
Fee Waiver and/or Expense Reimbursement5,6	0.00%	0.00%	(0.07%)	(0.08%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.05%	2.03%	1.81%	1.81%

	Transition 2025 Fund Class N	Transition 2015 Fund Class N	PS: Moderate Investor Fund Class N	PS: Moderate Investor Fund Pro Forma Combined Fund Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1%4	1%4	1%4	1%4
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.50%	0.50%	0.50%	0.50%
Other Expenses	0.23%	0.22%	0.21%	0.20%
Acquired Fund Fees and Expenses	0.72%	0.69%	0.67%	0.67%
Total Annual Fund Operating Expenses	1.45%	1.41%	1.38%	1.37%
Fee Waiver and/or Expense Reimbursement5	0.00%	0.00%	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.45%	1.41%	1.31%	1.30%

	Transition 2025 Fund Class Y	Transition 2015 Fund Class Y	PS: Moderate Investor Fund Class Y	PS: Moderate Investor Fund Pro Forma Combined Fund Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	None	None	None	None
Other Expenses	0.06%	0.10%	0.24%	0.21%
Acquired Fund Fees and Expenses	0.72%	0.69%	0.67%	0.67%
Total Annual Fund Operating Expenses	0.78%	0.79%	0.91%	0.88%
Fee Waiver and/or Expense Reimbursement5	0.00%	0.00%	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.78%	0.79%	0.84%	0.81%
1.	A Class A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions.
2.	Applies to redemptions in the first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% during years one through six and is eliminated after that.
3.	Applies to shares redeemed within 12 months of purchase.
4.	May apply to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.
5.
The Manager has also voluntarily agreed to waive fees and/or reimburse certain Moderate Investor Fund expenses at an annual rate of 0.07% as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement is applied after (and in addition to) any other applicable waivers and/or reimbursements that may apply, and may not be amended or withdrawn until one year from the date of the Fund’s prospectus.  The Moderate Investor Fund’s fee waivers and/or expense limitations would apply to the Combined Fund upon completion of the Reorganization.

6.
The Manager has voluntarily agreed to waive fees and/or reimburse the Combined Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement"  (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) so that such expenses of the Combined Fund do not exceed those of the Acquiring Fund to the extent any difference is attributed to the Reorganization. This fee waiver and/or expense limitation may not be amended or withdrawn until one year from the Closing Date of the Reorganization.

Example

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2025 Fund Class A	$692	$939	$1,205	$1,965
Transition 2015 Fund Class A	$688	$927	$1,185	$1,921
PS: Moderate Investor Fund Class A	$675	$903	$1,148	$1,850
PS: Moderate Investor Fund Pro Forma Combined Fund Class A	$675	$903	$1,148	$1,850
If shares are not redeemed2:
Transition 2025 Fund Class A	$692	$939	$1,205	$1,965
Transition 2015 Fund Class A	$688	$927	$1,185	$1,921
PS: Moderate Investor Fund Class A	$675	$903	$1,148	$1,850
PS: Moderate Investor Fund Pro Forma Combined Fund Class A	$675	$903	$1,148	$1,850

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years3
Transition 2025 Fund Class B	$715	$965	$1,341	$2,012
Transition 2015 Class B	$708	$943	$1,304	$1,950
PS: Moderate Investor Fund Class B	$696	$921	$1,271	$1,884
PS: Moderate Investor Fund Pro Forma Combined Fund Class B	$696	$921	$1,271	$1,884
If shares are not redeemed2:
Transition 2025 Fund Class B	$215	$665	$1,141	$2,012
Transition 2015 Fund Class B	$208	$643	$1,104	$1,950
PS: Moderate Investor Fund Class B	$196	$621	$1,071	$1,884
PS: Moderate Investor Fund Pro Forma Combined Fund Class B	$196	$621	$1071	$1884
If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2025 Fund Class C	$310	$649	$1,114	$2,403
Transition 2015 Fund Class C	$308	$643	$1,104	$2,382
PS: Moderate Investor Fund Class C	$286	$589	$1,019	$2,216
PS: Moderate Investor Fund Pro Forma Combined Fund Class C	$286	$592	$1,023	$2,225
If shares are not redeemed2:
Transition 2025 Fund Class C	$210	$649	$1,114	$2,403
Transition 2015 Fund Class C	$208	$643	$1,104	$2,382
PS: Moderate Investor Fund Class C	$186	$589	$1,019	$2,216
PS: Moderate Investor Fund Pro Forma Combined Fund Class C	$186	$592	$1,023	$2,225
If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2025 Fund Class N	$249	$462	$798	$1,748
Transition 2015 Fund Class N	$445	$449	$776	$1,703
PS: Moderate Investor Fund Class N	$234	$433	$754	$1,662
PS: Moderate Investor Fund Pro Forma Combined Fund Class N	$233	$430	$748	$1,651
If shares are not redeemed2:
Transition 2025 Fund Class N	$149	$462	$798	$1,748
Transition 2015 Fund Class N	$145	$449	$776	$1,703
PS: Moderate Investor Fund Class N	$134	$433	$754	$1,662
PS: Moderate Investor Fund Pro Forma Combined Fund Class N	$133	$430	$748	$1,651
If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Transition 2025 Fund Class Y	$80	$250	$435	$970
Transition 2015 Fund Class Y	$81	$253	$440	$982
PS: Moderate Investor Fund Class Y	$86	$284	$499	$1,118
PS: Moderate Investor Fund Pro Forma Combined Fund Class Y	$83	$275	$483	$1,082
If shares are not redeemed:
Transition 2025 Fund Class Y	$80	$250	$435	$970
Transition 2015 Fund Class Y	$81	$253	$440	$982
PS: Moderate Investor Fund Class Y	$86	$284	$499	$1,118
PS: Moderate Investor Fund Pro Forma Combined Fund Class Y	$83	$275	$483	$1,082

1.	In the “If shares are redeemed” examples, expenses include the initial sales charge for Class A and the applicable Class B, Class C and Class N contingent deferred sales charges.
2.	In the “If shares are not redeemed” examples, the Class A expenses include the initial sales charge, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges.
3.	Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A shares 72 months after purchase.
Fee Tables of the Transition 2025 Fund, the Transition 2020 Fund, the Acquiring Fund, and the Combined Fund (as of January 31, 2012 (unaudited))

	Transition 2025 Fund Class A	Transition 2020 Fund Class A	PS: Moderate Investor Fund Class A	PS: Moderate Investor Fund Pro Forma Combined Fund Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	5.75%	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.24%	0.21%	0.19%	0.19%
Acquired Fund Fees and Expenses	0.72%	0.71%	0.67%	0.67%
Total Annual Fund Operating Expenses	1.21%	1.17%	1.11%	1.11%
Fee Waiver and/or Expense Reimbursement5	0.00%	0.00%	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.21%	1.17%	1.04%	1.04%

	Transition 2025 Fund Class B	Transition 2020 Fund Class B	PS: Moderate Investor Fund Class B	PS: Moderate Investor Fund Pro Forma Combined Fund Class B
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	5%2	5%2	5%2	5%2
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%	1.00%
Other Expenses	0.38%	0.30%	0.31%	0.30%
Acquired Fund Fees and Expenses	0.72%	0.71%	0.67%	0.67%
Total Annual Fund Operating Expenses	2.10%	2.01%	1.98%	1.97%
Fee Waiver and/or Expense Reimbursement5	0.00%	0.00%	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.10%	2.01%	1.91%	1.90%

	Transition 2025 Fund Class C	Transition 2020 Fund Class C	PS: Moderate Investor Fund Class C	PS: Moderate Investor Fund Pro Forma Combined Fund Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1%3	1%3	1%3	1%3
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%	1.00%
Other Expenses	0.33%	0.26%	0.21%	0.22%
Acquired Fund Fees and Expenses	0.72%	0.71%	0.67%	0.67%
Total Annual Fund Operating Expenses	2.05%	1.97%	1.88%	1.89%
Fee Waiver and/or Expense Reimbursement5,6	0.00%	0.00%	(0.07%)	(0.08%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.05%	1.97%	1.81%	1.81%

	Transition 2025 Fund Class N	Transition 2020 Fund Class N	PS: Moderate Investor Fund Class N	PS: Moderate Investor Fund Pro Forma Combined Fund Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1%4	1%4	1%4	1%4
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.50%	0.50%	0.50%	0.50%
Other Expenses	0.23%	0.22%	0.21%	0.20%
Acquired Fund Fees and Expenses	0.72%	0.71%	0.67%	0.67%
Total Annual Fund Operating Expenses	1.45%	1.43%	1.38%	1.37%
Fee Waiver and/or Expense Reimbursement5	0.00%	0.00%	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.45%	1.43%	1.31%	1.30%

	Transition 2025 Fund Class Y	Transition 2020 Fund Class Y	PS: Moderate Investor Fund Class Y	PS: Moderate Investor Fund Pro Forma Combined Fund Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	None	None	None	None
Other Expenses	0.06%	0.09%	0.24%	0.20%
Acquired Fund Fees and Expenses	0.72%	0.71%	0.67%	0.67%
Total Annual Fund Operating Expenses	0.78%	0.80%	0.91%	0.87%
Fee Waiver and/or Expense Reimbursement5	0.00%	0.00%	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.78%	0.80%	0.84%	0.80%
1.	A Class A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions.
2.	Applies to redemptions in the first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% during years one through six and is eliminated after that.
3.	Applies to shares redeemed within 12 months of purchase.
4.	May apply to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.
5.
The Manager has also voluntarily agreed to waive fees and/or reimburse certain Moderate Investor Fund expenses at an annual rate of 0.07% as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement is applied after (and in addition to) any other applicable waivers and/or reimbursements that may apply, and may not be amended or withdrawn until one year from the date of the Fund’s prospectus.  The Moderate Investor Fund’s fee waivers and/or expense limitations would apply to the Combined Fund upon completion of the Reorganization.

6.
The Manager has voluntarily agreed to waive fees and/or reimburse the Combined Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) so that such expenses of the Combined Fund do not exceed those of the Acquiring Fund to the extent any difference is attributed to the Reorganization. This fee waiver and/or expense limitation may not be amended or withdrawn until one year from the Closing Date of the Reorganization.

Example

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2025 Fund Class A	$692	$939	$1,205	$1,965
Transition 2020 Fund Class A	$688	$927	$1,185	$1,921
PS: Moderate Investor Fund Class A	$675	$903	$1,148	$1,850
PS: Moderate Investor Fund Pro Forma Combined Fund Class A	$675	$903	$1,148	$1,850
If shares are not redeemed2:
Transition 2025 Fund Class A	$692	$939	$1,205	$1,965
Transition 2020 Fund Class A	$688	$927	$1,185	$1,921
PS: Moderate Investor Fund Class A	$675	$903	$1,148	$1,850
PS: Moderate Investor Fund Pro Forma Combined Fund Class A	$675	$903	$1,148	$1,850

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2025 Fund Class B	$715	$965	$1,341	$2,0123
Transition 2020 Fund Class B	$706	$937	$1,294	$1,9393
PS: Moderate Investor Fund Class B	$696	$621	$1,271	$1,8843
PS: Moderate Investor Fund Pro Forma Combined Fund Class B	$695	$917	$1,266	$1,8783
If shares are not redeemed2:
Transition 2025 Fund Class B	$215	$665	$1141	$20123
Transition 2020 Fund Class B	$206	$637	$1094	$19393
PS: Moderate Investor Fund Class B	$196	$621	$1071	$18843
PS: Moderate Investor Fund Pro Forma Combined Fund Class B	$195	$617	$1066	$18783

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2025 Fund Class C	$310	$649	$1,114	$2,403
Transition 2020 Fund Class C	$302	$624	$1073	$2,318
PS: Moderate Investor Fund Class C	$286	$589	$1,019	$2,216
PS: Moderate Investor Fund Pro Forma Combined Fund Class C	$286	$592	$1,023	$2,225
If shares are not redeemed2:
Transition 2025 Fund Class C	$210	$649	$1,114	$2,403
Transition 2020 Fund Class C	$202	$642	$1,073	$2,318
PS: Moderate Investor Fund Class C	$186	$589	$1,019	$2,216
PS: Moderate Investor Fund Pro Forma Combined Fund Class C	$186	$592	$1,023	$2,225

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2025 Fund Class N	$249	$462	$798	$1,748
Transition 2020 Fund Class N	$247	$456	$787	$1,725
PS: Moderate Investor Fund Class N	$234	$433	$754	$1,662
PS: Moderate Investor Fund Pro Forma Combined Fund Class N	$233	$430	$748	$1,651
If shares are not redeemed2:
Transition 2025 Fund Class N	$149	$462	$798	$1,748
Transition 2020 Fund Class N	$147	$456	$787	$1,725
PS: Moderate Investor Fund Class N	$134	$433	$754	$1,662
PS: Moderate Investor Fund Pro Forma Combined Fund Class N	$133	$430	$748	$1,651

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Transition 2025 Fund Class Y	$80	$250	$435	$970
Transition 2020 Fund Class Y	$82	$256	$446	$994
PS: Moderate Investor Fund Class Y	$86	$284	$499	$1,118
PS: Moderate Investor Fund Pro Forma Combined Fund Class Y	$82	$272	$477	$1,070
If shares are not redeemed:
Transition 2025 Fund Class Y	$80	$250	$435	$970
Transition 2020 Fund Class Y	$82	$256	$446	$994
PS: Moderate Investor Fund Class Y	$86	$284	$499	$1,118
PS: Moderate Investor Fund Pro Forma Combined Fund Class Y	$82	$272	$477	$1,070
1.	In the “If shares are redeemed” examples, expenses include the initial sales charge for Class A and the applicable Class B, Class C and Class N contingent deferred sales charges.
2.	In the “If shares are not redeemed” examples, the Class A expenses include the initial sales charge, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges.
3.	Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A shares 72 months after purchase.

Portfolio Turnover.  Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect each Fund’s performance.  During its most recent fiscal year, each Fund had the following portfolio turnover rate:

Fund	Fiscal Year End	Rate
Transition Fund 2025 Fund	2/29/12	16%
Transition Fund 2020 Fund	2/29/12	16%
Transition Fund 2015 Fund	2/29/12	15%
Acquiring Fund	1/31/12	12%

U.S. Federal Income Tax Consequences of the Reorganization

A Reorganization of a Target Fund is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.  As a result, it is expected that shareholders of a Target Fund will not recognize any gain or loss for U.S. federal income tax purposes as a result of the exchange of their Target Fund shares for shares of the Acquiring Fund in the Reorganization,  that the aggregate tax basis of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization will be the same as the aggregate tax basis of the shareholder’s Target Fund shares exchanged therefor, and that the holding period of each Target Fund shareholder in the shares of the Acquiring Fund received in the Reorganization will include the period during which such shareholder held the Target Fund shares exchanged therefor, if such Target Fund shares were held as a capital asset at the time of the Reorganization. In addition, it is expected that a Target Fund will not recognize any gain or loss by reason of the transfer of all of its assets in exchange for shares of the Acquiring Fund and the assumption of its liabilities by the Acquiring Fund in the Reorganization, or upon the distribution to its shareholders of shares of the Acquiring Fund in the Reorganization.  You should, however, consult your tax advisor regarding the effect, if any, of the Reorganization of your Target Fund to you in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences of the Reorganization.

For further information about the tax consequences of the Reorganization, please see the section titled “Information About the Reorganization – Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Exchange, Redemption and Valuation of Shares

Procedures for the purchase, exchange, redemption and valuation of shares of each Target Fund and the Acquiring Fund are identical. For more information about these procedures, see below under “Comparison of the Funds – Purchase, Exchange, Redemption and Valuation of Shares.”

COMPARISON OF THE FUNDS

Principal Investment Risks

As a result of their similar investment objectives and substantially similar investment strategies, the Target Funds and the Acquiring Fund are subject to the same principal investment risks associated with an investment in the relevant Fund. The following comparison shows the principal risks that apply to all of the Funds.

The principal risks that apply to each Fund are set out below:

Principal Risks. The price of the Fund’s shares can go up and down substantially. The value of the Fund’s investments may change because of broad changes in the markets in which the Underlying Funds invest, because of Underlying Fund investment selection or the Fund’s asset allocation, which could cause the Fund to underperform other funds with similar objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

The following summarizes the main risks that the Fund is subject to based on its investments in the Underlying Funds. The risks described below are risks to the Fund’s overall portfolio. These are generally different from the main risks of any one Underlying Fund. While each Underlying Fund has its own particular risk characteristics, the strategy of allocating the Fund's assets to different Underlying Funds may allow those risks to be offset to some extent.

Main Risks of Investing in the Underlying Funds. Each of the Underlying Funds has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, it will have greater exposure to the risks of that Underlying Fund. The investment objective and principal investment strategies of each of the Underlying Funds are described in the section “More Information About the Underlying Funds,” which is attached as Exhibit C. There is no guarantee that the Fund or any Underlying Fund will achieve its investment objective. The Underlying Funds will each pursue their investment objectives and policies without the approval of the Fund. If an Underlying Fund were to change its investment objective or policies, the Fund may be forced to sell its shares of that Underlying Fund at a disadvantageous time. The prospectuses and Statements of Additional Information of the Underlying Funds are available without charge by calling toll free at 1.800.225.5677 and can also be viewed and downloaded on the OppenheimerFunds website at www.oppenheimerfunds.com.

Allocation Risk. The Fund’s ability to achieve its investment objective depends largely upon selecting the best mix of Underlying Funds. There is the risk that the Manager’s evaluations and assumptions regarding the Underlying Funds’ prospects may be incorrect in view of actual market conditions.

Market Risk. The value of the securities in which the Underlying Funds invest may be affected by changes in the securities markets. Securities markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. markets may move in the opposite direction from one or more foreign markets.

Main Risks of Investing in Equity Securities. Stocks and other equity securities held by the Underlying Funds fluctuate in price in response to changes in equity markets in general, and at times equity securities may be very volatile. The prices of individual equity securities may not all move in the same direction or at the same time. For example, “growth” stocks may perform well under circumstances in which “value” stocks in general have fallen. Other factors may affect the price of a particular company's securities. Those factors include poor earnings reports, loss of customers, litigation, or changes in regulations affecting the company or its industry. To the extent that an Underlying Fund emphasizes investments in securities of a particular type, for example foreign stocks, stocks of small- or mid-sized companies, growth or value stocks, or stocks of companies in a particular industry, its share value may fluctuate more in response to events affecting the market for those types of securities.

Main Risks of Investing in Fixed-Income Securities. Fixed-income securities held by the Underlying Funds may be subject to credit risk, interest rate risk, prepayment risk and extension risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or to repay principal, the Underlying Fund’s income or share value might be reduced. A downgrade in an issuer’s credit rating or other adverse news about an issuer can reduce the market value of that issuer’s securities. The value of debt securities are also subject to change when prevailing interest rates change. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a discount from their face amount or from the amount the Underlying Fund paid for them. These fluctuations will usually be greater for longer-term debt securities than for shorter-term debt securities. When interest rates fall, debt securities may be repaid more quickly than expected and the Underlying Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, the issuers may repay principal more slowly than expected. This is referred to as “extension risk.” Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates.

Fixed-Income Market Risks. Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns can cause increased volatility in those debt securities or debt securities markets. Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns could cause reduced liquidity in certain debt securities markets. A lack of liquidity or other adverse credit market conditions may hamper an Underlying Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Special Risks of Lower-Grade Securities. Lower-grade debt securities, whether rated or unrated, have greater risks than investment-grade securities. They may be subject to greater price fluctuations and have a greater risk that the issuer might not be able to pay interest and principal when due. The market for lower-grade securities may be less liquid and therefore they may be harder to value or to sell at an acceptable price, especially during times of market volatility or decline.

Main Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in emerging or developing market countries. Foreign securities owned by an Underlying Fund may trade on weekends or other days when the Fund and the Underlying Funds do not price their shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares. Fund shareholders may be unable to deduct or take a credit for foreign taxes paid by the Underlying Funds on their foreign investments.

Special Risks of Developing and Emerging Markets. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and less developed legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

Main Risks of Alternative Asset Classes. Some of the Underlying Funds seek investments in asset classes that are expected to perform differently from primary equity and fixed-income investments. Those asset classes may be volatile or illiquid however, particularly during periods of market instability, and they may not provide the expected uncorrelated returns.

Affiliated Portfolio Risk. In managing the Fund, the Manager will have authority to select and substitute Underlying Funds. The Manager may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to it by some Underlying Funds are higher than the fees paid by other Underlying Funds. However the Manager monitors the investment process to seek to identify, address and resolve any potential issues.

The Target Funds also have the following additional principal risks:

Main Risks of Derivative Investments. Derivatives may involve significant risks. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. Derivative investments can increase portfolio turnover and transaction costs. Derivatives are subject to counter-party credit risk and may lose money if the issuer fails to pay the amounts due.

The risks described above form the expected overall risk profile, respectively, of each Fund and can affect the value of a Fund's investments, its investment performance and the price of its shares.  The price of a Fund’s shares can go up and down substantially. The value of a Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that a Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in a Fund.

Fundamental Investment Restrictions

Each of the Target Funds and the Acquiring Fund have certain additional fundamental restrictions that can only be changed with shareholder approval.  Generally, these investment restrictions are similar between the Funds.  Each of the Target Funds and the Acquiring Fund have substantially similar fundamental investment restrictions relating to diversification, concentration, borrowing, lending, issuing senior securities, and acting as an underwriter.  The Target Funds are permitted to invest in real estate, physical commodities or commodity contracts to the extent permitted by the Investment Company Act (which does not prohibit such investments), whereas the Acquiring Fund has a fundamental restriction stating that it cannot purchase real estate or commodities.  Please see the Statements of Additional Information for each Fund for descriptions of the current fundamental investment restrictions, which are incorporated by reference into this Combined Prospectus/Proxy Statements and the Reorganization SAI.

Performance Information

The bar charts and tables below provide some indication of the risks of investing in each Fund by showing changes in the Fund's performance from year to year and by showing how each Fund's average annual returns for 1 year and life of the fund compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of a Fund’s prospectus and on the Funds’ website: https://www.oppenheimerfunds.com/fund/

Annual Total Returns for Transition 2015 Fund (Class A) as of 12/31 each year

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 17.00% (2nd Qtr 09) and the lowest return was -27.70% (4th Qtr 08).

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.
Transition 2015 Fund
Average Annual Total Returns for the periods ended December 31, 2011	1 Year	5 Years	10 Years (or life of class, if less)
Class A (inception 12/15/06) Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares	(7.80%) (8.34%) (4.93%)	(4.24%) (4.64%) (3.73%)	(4.21%) (4.60%) (3.69%)
Class B (inception 12/15/06)	(7.88%)	(4.27%)	(4.07%)
Class C (inception 12/15/06)	(3.98%)	(3.89%)	(3.88%)
Class N (inception 12/15/06)	(3.31%)	(3.32%)	(3.31%)
Class Y (inception 12/15/06)	(1.70%)	(2.74%)	(2.72%)
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	(0.25%)	0.03%*
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	6.27%*
*From 11/30/06

Annual Total Returns for Transition 2020 Fund (Class A) as of 12/31 each year

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 18.81% (2nd Qtr 09) and the lowest return was -27.55 (4th Qtr 08).

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Transition 2020 Fund
Average Annual Total Returns for the periods ended December 31, 2011	1 Year	5 Years	10 Years (or life of class, if less)
Class A (inception 12/15/06) Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares	(9.28%) (9.65%) (5.83%)	(3.92%) (4.25%) (3.42%)	(3.90%) (4.23%) (3.40%)
Class B (inception 12/15/06)	(9.23%)	(3.97%)	(3.77%)
Class C (inception 12/15/06)	(5.44%)	(3.55%)	(3.54%)
Class N (inception 12/15/06)	(5.00%)	(2.99%)	(2.99%)
Class Y (inception 12/15/06)	(3.37%)	(2.40%)	(2.40%)
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	(0.25%)	0.03%*
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	6.27%*
* From 11/30/06

Annual Total Returns for the Transition 2025 Fund (Class A) as of 12/31 each year

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 19.90% (2nd Qtr 09) and the lowest return was -14.60% (3rd Qtr 11).

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Transition 2025 Fund
Average Annual Total Returns for the periods ended December 31, 2011	1 Year	5 Years (or life of class, if less)
Class A (inception 3/4/08) Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares	(10.90%) (11.17%) (6.85%)	(4.50%) (4.74%) (3.86%)
Class B (inception 3/4/08)	(11.00%)	(4.55%)
Class C (inception 3/4/08)	(7.26%)	(3.77%)
Class N (inception 3/4/08)	(6.60%)	(3.21%)
Class Y (inception 3/4/08)	(5.07%)	(2.59%)
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	0.76%*
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.17%*
*   From 02/29/08

Annual Total Returns for the Acquiring Fund (Class A) as of 12/31 each year

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 14.33% (2nd Qtr 09) and the lowest return was -27.68 (4th Qtr 08).

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns for the Acquiring Fund (Class A) as of 12/31 each year

Average Annual Total Returns for the periods ended December 31, 2011	1 Year	5 Years	10 Years (or Life of Class, if less)
Class A (inception 04/05/05) Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares	(7.08)% (7.59)% (4.33)%	(3.72)% (4.53)% (3.47)%	(0.42%) (1.23%) (0.72%)
Class B (inception 04/05/05)	(7.05)%	(3.75)%	(0.30%)
Class C (inception 04/05/05	(3.05)%	(3.33)%	(0.32%)
Class N (inception 04/05/05)	(2.57)%	(2.83)%	0.20%
Class Y (inception 04/05/05)	(1.14)%	(2.24)%	0.82%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.89%*
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	(0.25)%	3.07%*
*   From 3/31/05

The accounting survivor of the Reorganization will be the Acquiring Fund. As a result, the Combined Fund will continue the performance history of the Acquiring Fund after the closing of the Reorganization.

Management of the Funds

OppenheimerFunds, Inc., the Manager, chooses each Fund’s investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by each Fund’s Board, under an investment advisory agreement that states the Manager’s responsibilities. The agreement sets the fees each Fund pays to the Manager and describes the expenses that each Fund is responsible to pay to conduct its business.  The Manager has been an investment adviser since 1960.  The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Each Fund is governed by its Board, which is responsible for overseeing the Fund.  For a listing of the members comprising each Fund’s Board, please refer to the Statement of Additional Information for the relevant Fund.

The Target Funds are managed by Alan C. Gilston and Krishna Memani, who are primarily responsible for the day-to-day management of the Funds’ investments.  Mr. Gilston has been a portfolio manager of the Funds since February 2009, a Vice President of the Target Funds since March 2009 and a Vice President of the Acquiring Fund since December 2009. Mr. Memani has been a Vice President and portfolio manager of the Funds since June 2010.

Mr. Gilston has been Vice President and portfolio manager of the Manager since September 1997 and was a member of the Manager’s Risk Management Team during various periods. He has been Director of Asset Allocation since September 2010.  Mr. Gilston is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Mr. Memani has been the Director of Fixed Income of the Manager since October 2010 and a Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager since March 2009.  Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. Mr. Memani is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

The portfolio management team of the Acquiring Fund is expected to manage the Combined Fund after the Reorganizations.

Investment Advisory Agreements

The day-to-day management of the business and affairs of each Fund is the responsibility of the Manager.  Pursuant to each Fund’s investment advisory agreement, the Manager acts as the investment adviser for both Funds. The Manager employs each Fund’s portfolio managers, who are primarily responsible for the day-to-day management of each Fund's investments.

Under each Fund’s investment advisory agreement, the Manager does not charge a management fee to a Fund. However, the Manager collects indirect management fees from the Fund's investments in the Underlying Funds.  The table below shows the current contractual advisory fee schedule for each of the Funds.  As shown in the table, the Funds do not pay a management fee but will collect indirect management fees from investments in the Underlying Funds.  The weighted indirect management fees collected from the Fund's investment in the Underlying Funds, as a percent of average daily net assets of the Fund as of February 29, 2012 is 0.56% for the Transition 2015 Fund, 0.57% for the Transition 2020 Fund, 0.57% for the Transition 2025 Fund, and 0.55% for the Acquiring Fund.  Additionally, as noted in the pro forma fee tables above, as of January 31, 2012, the Acquired Fund Fees and Expenses for the Pro Forma Combined Fund are the same or lower than the Target Funds in all of the Reorganization scenarios.

The Acquiring Fund’s fee investment advisory agreement would be the investment advisory agreement for the Combined Fund upon successful completion of the Reorganizations.

A comparison at each advisory fee is set forth in the chart below:

Target Fund	Acquiring Fund
The Fund will not pay a management fee but rather the Manager will collect indirect management fees from investments in the Underlying Funds.	For the Acquiring Fund, the Trust will not pay a management fee but rather the Manager will collect indirect management fees from investments in the Underlying Funds.

With respect to the Transition 2015 Fund, Transition 2020 Fund and Transition 2025 Fund, the Manager has voluntarily agreed to waive fees and/or reimburse the Transition 2015 Fund, Transition 2020 Fund and Transition 2025 Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (including the combined direct (fund level) and indirect (underlying fund level) expenses, but excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) certain other expenses attributable to, and incurred as a result of, a Fund's investments; and (iii) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund's business) to annual rates of 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares, 1.75% for Class N shares, and 1.25% for Class Y shares as calculated on the daily net assets of the Fund. This limitation will be applied after giving effect to any reimbursements by the Distributor of 12b-1 fees paid by the Fund with respect to investments in Class A shares of Underlying Funds that do not offer Class Y shares. The Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds. The Fund's Transfer Agent has voluntarily agreed to limit its fees to 0.35% of average daily net assets per fiscal year for all classes. Each of these voluntary fee waivers and/or reimbursements may be amended or withdrawn at any time without prior notice to shareholders.

With respect to the Acquiring Fund, the Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (including the combined direct (fund level) and indirect (underlying fund level) expenses, but excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) certain other expenses attributable to, and incurred as a result of, a Fund's investments; and (iii) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund's business) to annual rates of 1.30% for Class A shares, 2.05% for Class B and Class C shares, 1.55% for Class N shares, and 1.05% for Class Y shares as calculated on the daily net assets of the Fund. This limitation may be amended or withdrawn at any time without prior notice to shareholders. The Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds. The Manager has also voluntarily agreed to waive fees and/or reimburse certain Acquiring Fund expenses at an annual rate of 0.07% as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement is applied after (and in addition to) any other applicable waivers and/or reimbursements that may apply, and may not be amended or withdrawn until one year from the date of the Fund’s prospectus.  The Acquiring Fund’s fee waivers and/or expense limitations would apply to the Combined Fund upon completion of the Reorganization.  The Transfer Agent has voluntarily agreed to limit its fees for all classes to 0.35% of average annual net assets per class. This voluntary waiver and/or reimbursement may not be amended or withdrawn until one year from the date of the Fund’s prospectus.

The Manager has voluntarily agreed to waive fees and/or reimburse the Combined Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) so that such expenses of the Combined Fund do not exceed those of the Acquiring Fund to the extent any difference is attributed to the Reorganization. This fee waiver and/or expense limitation may not be amended or withdrawn until one year from the Closing Date of the Reorganization.

Based on assets as of January 31, 2012, the Acquired Fund Fees and Expenses for the Acquiring Fund are lower than for all of the Target Funds in all Reorganization scenarios.  Additionally, Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements across all share classes for shareholders of the Target Funds are generally expected to decrease as a result of the Reorganizations in all Reorganization scenarios, with certain exceptions, and to remain the same across all share classes for shareholders of the Acquiring Fund.  If all of the Reorganizations are completed, Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements across all share classes for shareholders of the Target Funds are expected to decrease, except for slight increases in Class Y shares of the Transition 2015 Fund and Transition 2025 Fund, and no change in Class Y shares of the Transition 2020 Fund.

The Funds obtain investment management services from the Manager according to the terms of advisory agreements that are substantially similar. The advisory agreements require the Manager, at its expense, to provide each Fund with adequate office space, facilities and equipment. The agreements also require the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Funds. Those responsibilities include the compilation and maintenance of records with respect to their operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Funds.

Each Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreements list examples of expenses paid by each Fund. The major categories relate to interest, taxes, brokerage commissions, fees to Independent Board Members, legal and audit expenses, custodian bank and transfer agent expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation costs.

Both investment advisory agreements generally provide that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreements, the Manager is not liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the agreement(s) relate.

The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company primarily owned by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services company. The Manager has been an investment adviser since 1960.  The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Pending Litigation

Since 2009, a number of lawsuits have been filed in federal and state courts against the Manager, the Distributor and certain Oppenheimer mutual funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the "Defendant Funds").  Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds.  The lawsuits raise claims under federal and state securities laws and state common law and allege, among other things, that the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions and that the respective Defendant Fund's investment policies were not followed.  The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys' fees and litigation expenses.  On September 30, 2011, the U.S. District Court for the District of Colorado entered orders and final judgments approving stipulations and agreements of settlement in certain putative class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund.  These settlements do not resolve any of the other outstanding lawsuits relating to other Defendant Funds.

On June 6, 2012, the SEC entered a settled order instituting administrative cease-and-desist proceedings against the Manager and the Distributor, resolving an investigation by the SEC Staff into the 2008 performance of Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund.  In entering into the settlement, the Manager and the Distributor neither admitted nor denied the allegations set forth in the Order.  As set forth in the Order, the SEC found that the disclosure documents for Oppenheimer Champion Income Fund did not adequately disclose certain of that fund's investment practices and that the Manager made misleading statements about the ability of Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund to recoup losses incurred as a result of unprecedented volatility in the credit markets.  On the basis of those findings, the Manager and the Distributor were censured and ordered to cease and desist from violations of applicable laws and regulations.  The Manager was also ordered to pay disgorgement, prejudgment interest and a civil money penalty.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the "Ponzi" scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC ("BLMIS").  Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others.  They seek unspecified damages, equitable relief and awards of attorneys' fees and litigation expenses.  Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits.  None of the Oppenheimer mutual funds invested in any funds or accounts managed by Mr. Madoff or BLMIS.  On February 28, 2011, a stipulation of partial settlement of certain putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York.  On August 19, 2011, the court entered a final judgment and order of dismissal with prejudice approving the settlement as fair, reasonable and adequate.  In September 2011, certain parties filed notices of appeal from the court's order approving the settlement.  On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee.  On September 22, 2011, the court issued a ruling approving the settlement as fair, reasonable and adequate.  In October 2011, certain parties filed notices of appeal from the court's order approving the settlement.  The aforementioned settlements do not resolve any of the other outstanding lawsuits relating to these matters.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited ("AAArdvark IV"), an entity advised by the Manager's affiliate, in connection with investments made by the plaintiffs in AAArdvark IV.  Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees.  On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited ("AAArdvark I"), an entity advised by the Manager's affiliate, in connection with investments made by the plaintiffs in AAArdvark I.  The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.  On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited ("AAArdvark XS"), an entity advised by the Manager's affiliate, in connection with investments made by the plaintiffs in AAArdvark XS.  The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously.  The Defendant Funds' Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.  While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

Distribution Services

OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the principal underwriter in a continuous public offering of shares of the Funds, but is not obligated to sell a specific number of shares. The Funds have adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. Reimbursement is made periodically at an annual rate of up to 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Because the service fee is paid out of a Fund's assets on an ongoing basis, over time it will increase the cost of your investment.

The Funds have adopted Distribution and Service Plans for Class B, Class C and Class N shares to pay the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the plans, each Fund pays the Distributor an asset-based sales charge for Class B and Class C shares calculated at an annual rate of 0.75% of the daily net assets of those classes and for Class N shares calculated at 0.25% of the daily net assets of that class. The Funds also pay a service fee under the plans at an annual rate of 0.25% of the daily net assets of Class B, Class C and Class N shares. Altogether, these fees increase the Class B and Class C shares annual expenses by 1.00% and increase the Class N shares annual expenses by 0.50%, calculated on the daily net assets of the applicable class. Because these fees are paid out of a Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class B, Class C or Class N shareholders in the applicable share class. The Distributor normally pays intermediaries the 0.25% service fee in advance for the first year after shares are purchased and then pays that fee periodically.

Payments to Financial Intermediaries and Service Providers

The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Manager receives from the Funds. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Funds to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of a Fund’s prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include your securities broker, dealer or financial advisor, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of a Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify a Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of a Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

Each Fund's Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your dealer may charge you fees or commissions in addition to those disclosed in this Combined Prospectus/Proxy Statement.

Dividends and Distributions

Each Fund intends to declare and pay dividends annually from its net investment income. The Funds may also realize capital gains on the sale of portfolio securities, in which case it may make distributions out of any net short-term or long-term capital gains annually. The Funds may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. Each Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Dividends and distributions are paid separately for each share class. The dividends and capital gains distributions paid on Class A and Class Y shares will generally be higher than those on Class B, Class C and Class N shares, since Class B, Class C and Class N shares normally have higher expenses than Class A and Class Y shares.

Purchase, Exchange, Redemption and Valuation of Shares

Each Fund offers investors five different classes of shares: Class A, Class B, Class C, Class N and Class Y. The features of each of Target Fund’s share classes are identical to the features of the same share classes of the Acquiring Fund.  Each Fund’s different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices.  Class B shares are no longer offered for new purchases. Any investments for existing Class B share accounts will be made in Class A shares of Oppenheimer Money Market Fund, Inc.

The procedures for purchases, redemptions and exchanges of shares of the Funds are the same. Shares of the Funds may be exchanged for shares of the same class of certain other Oppenheimer funds offering such shares. Exchange privileges are subject to amendment or termination at any time.  The Funds also have the same policies and procedures to detect and prevent frequent and/or excessive purchase and redemption activity.

You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the internet. Each Fund reserves the right to “redeem in kind” shares under certain circumstances (such as lack of liquidity in the Fund’s portfolio to meet redemptions). That means the redemption proceeds will be paid in securities from the Fund’s portfolio. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.

Class A, Class B, Class C, Class N and Class Y shares of the Acquiring Fund received in the Reorganization will be issued at net asset value, without a sales charge and no CDSC will be imposed on Target Fund shares exchanged for the Acquiring Fund’s shares as a result of the Reorganizations. However, any CDSC that applies to the respective Target Fund’s shares as of the date of the exchange will carry over to the Acquiring Fund’s shares received in that respective Reorganization.

The valuation policies of the Funds are identical.  Each Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (NYSE), on each day the NYSE is open for trading (referred to as a "regular business day"). The Funds determine the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund's liabilities attributable to the share class from the value of the securities and other assets attributable to the share class. A Fund's "other assets" might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. A Fund's securities are valued primarily on the basis of current market quotations.

If market quotations are not readily available or (in the Manager's judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by a Fund is traded and before the time as of which a Fund's net asset value is calculated that day, an event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security's fair value.

The Boards have adopted valuation procedures for each Fund and have delegated the day-to-day responsibility for fair value determinations to the Manager's "Valuation Committee." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.

A Fund's use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which a Fund determines its net asset value per share.

Shareholders should refer to the Acquiring Fund Prospectus  for the specific procedures applicable to purchases, exchanges and redemptions of shares. The following discussion describes the policies and procedures related to the purchase, exchange, redemption and valuation of shares of the Acquiring Fund, which policies and procedures will be the same for the Combined Fund following the closing of the Reorganizations except as noted below.

Fund Service Providers

The following outlines each Fund’s current service providers.  Following the closing of the Reorganization, the Acquiring Fund’s service providers will serve the Combined Fund.

	Target Funds	Acquiring Fund
Transfer Agent	OppenheimerFunds Services	OppenheimerFunds Services
Custodian	Citibank, N.A.	Citibank, N.A.
Independent Registered Public Accounting Firm	KPMG LLP	KPMG LLP
Counsel to the Funds & Independent Board Members	Kramer Levin Naftalis & Frankel LLP	Kramer Levin Naftalis & Frankel LLP

The Transfer Agent, a division of the Manager, provides shareholder accounting and other clerical services.  It acts on an annual per-account fee basis for both Funds. The terms of the transfer agency agreement for the Funds, and of a voluntary undertaking to limit transfer agent fees to 0.35% of average daily net assets per fiscal year for each class of the Funds, are substantially similar.

Shareholder Rights

The rights of shareholders under each Target Fund’s Declaration of Trust and the Acquiring Fund’s Declaration of Trust are substantially similar. The differences, which are set forth below, do not materially impact the Acquiring Fund’s investments or how its investment strategy is implemented.

Shareholder Meetings. The Funds are not required to, and do not, hold annual meetings of shareholders and have no current intention to hold such meetings, except as required by the Investment Company Act.  Under the Investment Company Act, the Funds are required to hold a shareholder meeting if, among other reasons, the numbers of Trustees or Directors elected by shareholders is less than a majority of the total number of Trustees or Directors, or if they seek to change a fundamental investment policy.

The Funds have identical conditions upon which the Board Members of the Funds will call a meeting of shareholders to vote on the removal of a Board Member upon a request from shareholders, and will assist shareholders wishing to communicate with other shareholders to request a meeting to remove a Board Member.

Liability and Indemnification.  The Declaration of Trust of each Fund contains an express disclaimer of shareholder and Trustee liability for the Fund’s obligations and provides for indemnity to the Board Members to the fullest extent provided by law. For each Fund, this does not protect Trustees or officers against any liability to which a Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or of such officer.

Inspection of Books and Records.  Acquiring Fund shareholders have the right to inspect certain books and records of the Fund for any lawful purpose, subject to reasonable regulations of the Trustees, not contrary to Massachusetts law, as to whether and to what extent, and at what times and places, and under what conditions and regulations, such right shall be exercised. Except to the extent otherwise required by law, Target Fund shareholders have the right to inspect certain books and records of the Trust as authorized the Trustees, or through shareholder action.

Authorized Shares.  The number of authorized shares is unlimited for each Fund.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Reorganization Agreement. You should read the Reorganization Agreement, which is attached as Exhibit A.

Terms of the Reorganization Agreement

If the shareholders of your Target Fund approve the Reorganization Agreement, your Target Fund’s Reorganization will take place after various conditions are satisfied by your Target Fund and the Acquiring Fund, including delivery of certain documents. The Closing Date is presently scheduled for on or about October 19, 2012 with respect to Transition 2015 Fund, October 5, 2012 with respect to Transition 2020 Fund, November 2, 2012 with respect to Transition 2025 Fund, and the “Valuation Date” (which is the business day preceding the Closing Date of the Reorganization) is presently scheduled for on or about October 18, 2012 with respect to Transition 2015 Fund, October 4, 2012 with respect to Transition 2020 Fund, November 1, 2012 with respect to Transition 2025 Fund.

If the shareholders of your Target Fund vote to approve the Reorganization Agreement, all of the assets of your Target Fund will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund, and you will receive Class A, Class B, Class C, Class N or Class Y shares of the Acquiring Fund equal in value to the value as of the Valuation Date of your Target Fund shares. The shares of the Acquiring Fund will be recorded electronically in each shareholder’s account. The Acquiring Fund will then send a confirmation to each shareholder. The Target Fund will then be liquidated and its outstanding shares will be cancelled. The stock transfer books of the Target Fund will be permanently closed at the close of business on the Valuation Date with respect to the Reorganization. All Funds apply the same portfolio valuation procedures.

Shareholders of each Target Fund who vote their Class A, Class B, Class C, Class N and Class Y shares in favor of their respective Reorganization will be electing in substance but not form to redeem their Target Fund shares at net asset value on the respective Valuation Date, and reinvest the proceeds in Class A, Class B, Class C, Class N and Class Y shares of the Acquiring Fund at net asset value as of the proceeding day. The Acquiring Fund is assuming all liabilities of the Target Funds. Each Target Fund will recognize capital gains or losses on any sales of portfolio securities made prior to the respective Reorganization. Following its Reorganization, a Target Fund shall take all necessary steps to complete its liquidation and affect a complete dissolution of the Fund.

Under each Reorganization Agreement, either the Target Fund or the Acquiring Fund may abandon and terminate the Reorganization Agreement for any reason and there shall be no liability for damages or other recourse available to the other Fund, provided, however, that in the event that one of the Funds terminates the Reorganization Agreement without reasonable cause, it shall, upon demand, reimburse the other Fund for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with the Reorganization Agreement.

To the extent permitted by law, the Funds may agree to amend the Reorganization Agreement without shareholder approval. They may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval of shareholders of the Target Funds.

Board Consideration of the Reorganization

At a meeting of the Board of the Target Funds and the Board of the Acquiring Fund held on May 15, 2012, the Boards considered whether to approve the proposed Reorganization on behalf of each Fund and reviewed and discussed with the Manager and the Boards’ independent legal counsel the proposed Reorganization.  Information with respect to, among other things, each Fund’s respective investment objective and policies, advisory fees, distribution fees and other operating expenses, historical performance, asset size and prospects for growth also was considered by the Boards.

The Boards noted that the Funds are all “fund of funds” and that they each seek to provide certain combinations of long-term growth of capital and current income, depending on the investors’ age and/or risk tolerance, by primarily investing in both equity and fixed income Underlying Funds.  The Boards noted that the investment objective of the Acquiring Fund is similar to each of the Target Funds, and that the investment strategies of the Funds are similar.  The Boards also noted that the Funds have been managed in a substantially similar manner and the performance of the Funds is similar. The Boards noted that the Acquiring Fund and the Target Fund have identical portfolio managers.  The Boards considered that the one primary difference in management style is that the Target Fund is periodically rebalanced based on established “glidepaths” whereas the Acquiring Fund contains generally static Underlying Fund allocations designed to fit an appropriate risk portfolio. The Boards also noted that the Target Fund and the Acquiring Fund each have substantially similar fundamental investment restrictions.  As a result of their similar investment objectives and similar investment strategies, the Boards noted that the Target Funds and the Acquiring Fund are subject to similar principal investment risks associated with an investment in the relevant Fund.  The Boards also considered that, based on each Fund’s current portfolio holdings, each Target Fund would be merging into a more conservatively allocated Acquiring Fund.

The Boards considered the smaller size of the Target Funds and the Manager's view that shareholders of the Target Fund could benefit from economies of scale associated with a larger fund as a result of the combined assets which could realize lower total other expenses than the Target Fund’s assets could realize on its own.  The Boards noted that Manager believes that the Acquiring Fund has greater prospects for attracting new assets than the Target Funds.  The Boards noted that the Target Funds were launched in 2006 and 2008 among other similar Lifecycle Transition funds to support the Manager’s proprietary retirement plan business by serving as a Fund to accommodate a range of investor preferences and retirement time horizons.  The Boards noted that, as the Manager has recently exited its retirement plan business, the Target Funds would be unlikely to gain market share in the target date fund marketplace.  The Boards noted that the Manager believes that the Acquiring Fund, along with other Portfolio Series Funds, would be its portfolio solutions focus in the future and that the Acquiring Fund and other Portfolio Series Funds are all suited for retirement plan investors.  As a result, the Boards noted that the Target Funds may not continue to grow their assets, and may experience reverse economies of scale, in which a declining asset base could result in an increase in “other expenses” for Target Fund shareholders in the future.

The Boards received and considered information that each Fund would incur certain out-of-pocket expenses related to the Reorganization, but that generally the Target Funds would experience annual cost savings resulting from reductions in its post-Reorganization total expense ratios.  The Boards noted that, collectively, the Target Funds and all other Lifecycle Transition Funds would experience savings of approximately $700,000 per year across all seven Lifecycle Transition Funds.  The Board noted that the Manager has agreed to pay the full costs of a Reorganization if such costs exceed any expected savings a Fund may have, and that each Fund will pay the costs of its Reorganization, if the Fund’s savings exceed the costs of the Reorganization.

The Boards noted that since the Funds are fund of funds and primarily invest in other mutual funds, they do not charge a direct management fee, but rather indirectly collect management fees through their investments in Underlying Funds.  The Boards also noted that, as reflected in the pro-forma fees and expenses, the Acquiring Fund Fees and Expenses for the Pro Forma Combined Fund would be lower than the Target Fund in all of the Reorganization scenarios.   The Boards also considered that the Transfer Agency fee rate is capped at 0.35% of average annual net assets for each class of shares of each of the Funds.

Additionally, the Boards noted that Total Annual Fund Operating Expenses after the Fee Waiver and/or Expense Reimbursement for each Target Fund’s shareholders would generally decrease following the Reorganizations, with certain exceptions, and would decrease or remain the same for the Acquiring Fund’s shareholders.  The Boards focused its review on pro forma fees and expenses assuming that all Funds merged into the Pro Forma Combined Fund, but also considered pro forma fees and expenses of other Reorganization scenarios.  The Boards noted that, assuming all Funds merged into the Pro Forma Combined Fund, Total Annual Fund Operating Expenses will experience slight increases for Class Y shares of Transition 2015 Fund and Transition 2025 Fund.  The Boards noted that these Class Y shares make up less than 1.00% of the total net assets in the LifeCycle Funds.  The Boards considered that these expense increases are mainly due to the artificially low expenses on Class Y shares, which have one large institutional retirement client account making up the vast majority of the assets ($12 million out of $12.4 million, or approximately 97%).  The Boards considered that if the large institutional retirement client redeems their investment in the LifeCycle Funds, expenses could rise significantly for the remaining shareholders of the Funds.  The Boards noted that, assuming all Funds merged into the Pro Forma Combined Fund, Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements are expected to decrease or remain the same for all Acquiring Fund shareholders. The Boards noted that the Manager had agreed to waive fees and/or reimburse the Combined Fund for certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement so that such expenses of the Combined Fund do not exceed those of the Acquiring Fund to the extent any difference is attributed to the Reorganization, and that this fee waiver and/or expense limitation may not be amended or withdrawn until one year from the Closing Date of the Reorganization.

The Boards noted that the Target Funds and Acquiring Fund offer investors similar share classes for purchase options and services, and that the Funds’ sales charge arrangements are the same for all of those share classes.  The Boards considered the costs savings that could result from the Reorganizations, including from: (i) combining portfolio management activities of the Funds into one portfolio manager team, (ii) the consolidation of compliance and other administrative functions, (iii) the elimination of the need to differentiate the Funds in the marketplace, and (iv) elimination of costs associated with the preparation, printing, and mailing of prospectuses and shareholder reports for the Target Funds.

The Boards considered that the Funds have the same investment adviser, general distributor and transfer agent, and that the Investment Advisory Agreements, General Distributor’s Agreements and transfer agency Service Agreements are substantially similar for the Funds.

The Boards considered the estimated costs of the Reorganizations to the Funds and the terms and conditions of the Reorganizations, including that there would be no sales charge imposed in effecting the Reorganizations and that each Reorganization is expected to be a tax-free reorganization. The Boards concluded that each Fund’s participation in the transaction was in the best interests of both the respective Target Fund and the Acquiring Fund and that the Reorganizations would not result in a dilution of the interests of existing shareholders of the Target Funds or the Acquiring Fund.

After consideration of the above factors, as well as other considerations, and such information as the Boards of the Target Funds deemed relevant, the Boards, including the Independent Board Members, unanimously approved each Reorganization and the Reorganization Agreement and voted to recommend its approval by the shareholders of each Target Fund.

Acquiring Fund shareholders do not vote on the Reorganizations.  The Board of the Acquiring Fund, including the Independent Board Members, unanimously approved each Reorganization and the Reorganization Agreement after it determined that each Reorganization was in the best interests of the Fund and its shareholders and that no dilution would result to the shareholders.

The Board members are not required to attend the shareholder meeting nor do they plan to attend the meeting.

For the reasons discussed above, the Board, on behalf of the Target Funds, recommends that you vote FOR the Reorganization Agreement.  If shareholders of a Target Fund do not approve the Reorganization Agreement, that Target Fund’s Reorganization will not take place.

Expenses of the Reorganization

Each Fund will incur expenses in connection with its Reorganization, including legal and accounting fees, the cost of an opinion with respect to the U.S. federal income tax consequences of the Reorganization and shareholder communication costs.  The Manager has estimated total Reorganization-related costs to be approximately $40,400 for each Target Fund and $60,000 for the Acquiring Fund, for a combined total of approximately $181,200.  The Manager does not anticipate that any of the Funds will experience a dilution as a result of the proposed Reorganization.  The Manager has agreed to pay the full costs of a Reorganization if such costs exceed any expected savings a Fund may have, and each Fund will incur the costs of its Reorganization if the Fund’s savings exceed the costs of the Reorganization.

Material U.S. Federal Income Tax Consequences of the Reorganization

Each Target Fund’s Reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes under Section 368 of the Internal Revenue Code of 1986, as amended.  It is expected to be the opinion of Kramer Levin Naftalis & Frankel LLP (the "tax opinion") that, based on certain assumptions and representations received from the Target Fund and the Acquiring Fund, and subject to the qualifications set forth in the tax opinion, for U.S. federal income tax purposes, (a) shareholders of the Target Fund will not recognize any gain or loss as a result of the exchange of their Target Fund shares for shares of the Acquiring Fund in the Reorganization; (b) the aggregate basis of the Acquiring Fund shares received by each shareholder of the Target Fund will equal the aggregate basis of the shares of the Target Fund exchanged therefor in the Reorganization; (c) the holding period of the Acquiring Fund shares received in the Reorganization by each shareholder of the Target Fund will include the period that the Target Fund shares exchanged therefor were held by such shareholder (provided such shares were held as a capital asset on the Closing Date) and (d) neither the Target Fund nor the Acquiring Fund will recognize a gain or loss as a direct result of the Reorganization.

If the tax opinion is not received by the Closing Date for a Target Fund’s Reorganization, the Fund may still pursue the Reorganization, pending re-solicitation of shareholders and shareholder approval which would delay the Reorganization by several months. On or prior to its respective Valuation Date, a Target Fund may pay a dividend which would have the effect of distributing to that Target Fund’s shareholders all of the Target Fund’s investment company taxable income, if any, for taxable years ending on or prior to its respective Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to its respective Closing Date (after reduction for any available capital loss carry-forward). Any such dividends will be included in the taxable income of the Target Fund’s shareholders as ordinary income and capital gain, respectively.

If a Target Fund has any capital loss carry-forwards on the date of its Reorganization, such losses would be carried over to the Acquiring Fund. Capital losses for tax years beginning on or before December 22, 2010, can be carried forward for eight years as short-term capital losses.  Capital losses for tax years beginning after December 22, 2010, may be carried forward without limitation and are utilized before losses from years beginning on or before December 22, 2010.  The Acquiring Fund’s use of such losses is subject to certain limitations. As of February 29, 2012, the Transition 2015 Fund, Transition 2020 Fund and Transition 2025 had approximately $2,822,893, $4,298,245 and $0, respectively, in capital loss carry-forwards, based on actual investment trading activity through that date. The amount of any capital loss carry-forwards at the respective Closing Date will depend on the results of investment trading activity through that date.

You should consult your tax advisor regarding the effect, if any, of the Reorganization of your Target Fund to you in light of your individual circumstances. You should also consult your tax advisor as to state, local, foreign and other tax consequences, if any, of the Reorganization because this discussion only relates to U.S. federal income tax consequences.

VOTING INFORMATION

How to Vote

Shareholders of record of each Target Fund at the close of business on May 25, 2012 (the “Record Date”) will be entitled to vote at the Meeting.  Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of each of the Target Funds held on the Record Date.

The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed, or in accordance with the instructions you provide if you vote by telephone, internet or mail.  You may direct the proxy holders to vote your shares on the Reorganization by checking the appropriate box “FOR” or “AGAINST,” or instruct them not to vote those shares on the Reorganization by checking the “ABSTAIN” box.

Please take a few moments to complete your proxy ballot promptly. You may vote your shares by completing and signing the enclosed proxy ballot(s) and mailing the proxy ballot(s) in the postage paid envelope provided.  You also may vote your shares by telephone or via the internet by following the instructions on the attached proxy ballot(s) and accompanying materials.  You may cast your vote by attending the Meeting in person if you are a record owner.

If you need assistance, have any questions regarding the Reorganization or need a replacement proxy ballot, you may contact us toll-free at 1.800.225.5677.  Any proxy given by a shareholder, whether in writing, by telephone or via the internet, is revocable as described below under the paragraph titled “Revoking a Proxy.”

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Reorganization Agreement.

•
Telephone Voting.  Please have the proxy ballot available and call the number on the enclosed materials and follow the instructions.  After you provide your voting instructions, those instructions will be read back to you and you must confirm your voting instructions before ending the telephone call.  The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

As the Meeting date approaches, certain shareholders may receive telephone calls from a representative of the solicitation firm (if applicable) if their vote has not yet been received.  Authorization to permit the solicitation firm to execute proxies may be obtained by telephonic instructions from shareholders of each Target Fund.  Proxies that are obtained telephonically will be recorded in accordance with the procedures discussed herein.  These procedures have been designed to reasonably ensure that the identity of the shareholder providing voting instructions is accurately determined and that the voting instructions of the shareholder are accurately recorded.

In all cases where a telephonic proxy is solicited, the solicitation firm representative is required to ask for each shareholder’s full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the Proxy Statement and ballot.  If the information solicited agrees with the information provided to the solicitation firm, the solicitation firm representative has the responsibility to explain the process, read the proposals listed on the proxy ballot, and ask for the shareholder’s instructions on such proposals.  The solicitation firm representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote.  The solicitation firm representative may read any recommendation set forth in the Proxy Statement.  The solicitation firm representative will record the shareholder’s instructions.  Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the solicitation firm immediately if his or her instructions are not correctly reflected in the confirmation.  For additional information, see also the section below titled “Solicitation of Proxies.”

•
Internet Voting. You also may vote over the internet by following the instructions in the enclosed materials.  You will be prompted to enter the control number on the enclosed proxy ballot. Follow the instructions on the screen, using your proxy ballot as a guide.

Quorum and Required Vote

The affirmative vote of the holders of a majority (as that term is defined in the Investment Company Act) of the shares of each Target Fund outstanding and entitled to vote is necessary to approve the respective Reorganization Agreement. Under the Investment Company Act, such a “majority” vote is defined as the vote of the holders of the lesser of 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or more than 50% of the outstanding shares.  Acquiring Fund shareholders do not vote on the Reorganization.

The presence in person or by proxy of a majority of each Target Fund’s shares outstanding and entitled to vote at the Meeting constitutes a quorum.  In the absence of a quorum, the shareholders present or represented by proxy and entitled to vote thereat have the power to, without further notice, adjourn the meeting from time to time until a quorum shall attend.  Shares whose proxies reflect an abstention on the respective Reorganization are counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists for the Meeting.  However, with respect to the respective Reorganization, because of the need to obtain a vote of a majority of the shares outstanding and entitled to vote, abstentions will have the same effect as a vote “against” the Reorganization.

The persons named in the enclosed proxy (or their substitutes) may propose and approve one or more adjournments of the Meeting to permit further solicitation of proxies.  Among other reasons, the Meeting may be adjourned if a quorum is present but sufficient votes to approve the respective Reorganization are not received by the date of the Meeting.  All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned.  The persons named as proxies on the proxy ballots (or their substitutes) will vote the Shares present in person or by proxy (including broker non-votes and abstentions) in favor of such an adjournment if they determine additional solicitation is warranted and in the interests of the Funds’ shareholders.

Solicitation of Proxies

Broker-dealer firms, banks, custodians, nominees and other fiduciaries may be required to forward soliciting material to the beneficial owners of the shares of record on behalf of the Target Funds and to obtain authorization for the execution of proxies.  For those services, they will be reimbursed by the Target Funds for their reasonable expenses incurred in connection with the proxy solicitation to the extent the Fund would have directly borne those expenses.

In addition to solicitations by mail, solicitations may be conducted by telephone or email including by a proxy solicitation firm hired at the Target Funds’ expense.  It is expected that a proxy solicitation firm will be hired.  It is estimated that the cost of engaging a proxy solicitation firm would not exceed approximately $2,795 for Transition 2015 Fund, $4,279 for Transition 2020 Fund and $3,456 for Transition 2025 Fund, plus any additional costs which would be incurred in connection with contacting those shareholders who have not voted, in the event of a need for re-solicitation of votes.  These costs are included in the estimated total Reorganization-related costs discussed earlier (see the discussion in “Expenses of the Reorganization” beginning on page 80 for more details).

Currently, if the Manager determines to retain the services of a proxy solicitation firm on behalf of the Funds, the Manager anticipates retaining D.F. King & Co., Inc.  Any proxy solicitation firm engaged by the Funds, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

•
Voting By Broker-Dealers.  Shares owned of record by broker-dealers (or record owners) for the benefit of their customers (“street account shares”) will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer does not have discretionary power (“broker non-vote”) to vote such street account shares on the Reorganization under applicable stock exchange rules.  Broker non-votes will not be counted as present nor entitled to vote for purposes of determining a quorum nor will they be counted as votes “for” or “against” the Reorganization.  Beneficial owners of street account shares cannot vote at the meeting.  Only record owners may vote at the meeting.

•
Voting by the Trustee for OppenheimerFunds-Sponsored Retirement Plans.  Shares held in OppenheimerFunds-sponsored retirement accounts for which votes are not received as of the last business day before the Meeting Date, will be voted by the trustee for such accounts in the same proportion as Shares for which voting instructions from the Fund’s other shareholders have been timely received.

Revoking a Proxy

You may revoke a previously granted proxy at any time before it is exercised by: (i) delivering a written notice to the Fund expressly revoking your proxy, (ii) signing and sending to the Fund a later-dated proxy, (iii) telephone or internet or (iv) attending the Meeting and casting your votes in person if you are a record owner. Please be advised that the deadline for revoking your proxy by telephone or the internet is 3:00 p.m., Eastern time, on the last business day before the Meeting.

Other Matters to be Voted upon at the Meeting

The Board of each of the Target Funds does not intend to bring any matters before the Meeting other than those described in this Combined Prospectus/Proxy Statement. Neither the Board nor the Manager is aware of any other matters to be brought before the Meeting by others. Matters not known at the time of the solicitation may come before the Meeting.  The proxy as solicited confers discretionary authority with respect to such matters that might properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Shareholder Proposals and Communications

The Funds are not required and do not intend to hold shareholder meetings on a regular basis.  Special meetings of shareholders may be called from time to time by either a Fund or the shareholders (for certain matters and under special conditions described in the Funds’ Statements of Additional Information).  Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of a Target Fund should send such proposal to the Fund, Attn: Secretary, 6803 South Tucson Way, Centennial, Colorado 80112. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Shareholders who desire to communicate generally with the Board should address their correspondence to the Board of Trustees of their Target Fund and Board of Trustees of the Acquiring Fund, and may submit their correspondence by mail to the Fund at 6803 South Tucson Way, Centennial, Colorado 80112, attention Secretary of the Fund; and if the correspondence is intended for a particular Trustee, the shareholder should so indicate.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Capitalization of the Funds

The following tables set forth the existing capitalization (unaudited) of the Target Funds and the Acquiring Fund as of January 31, 2012, and the expected pro forma combined capitalization of the Acquiring Fund as of January 31, 2012, as if the Reorganization had occurred on that date.

Transition 2015 Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$ 41,728,247	5,072,629	$ 8.23
Class B	$ 5,226,447	646,006	$ 8.09
Class C	$ 14,286,210	1,768,571	$ 8.08
Class N	$ 17,538,000	2,143,066	$ 8.18
Class Y	$ 431,425	51,977	$ 8.30
TOTAL	$ 79,210,329	9,682,249

Transition 2025 Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$ 40,813,588	4,578,423	$ 8.91
Class B	$ 3,437,871	390,114	$ 8.81
Class C	$ 14,720,323	1,668,389	$ 8.82
Class N	$ 19,694,478	2,211,660	$ 8.90
Class Y	$ 1,215,474	135,708	$ 8.96
TOTAL	$ 79,881,734	8,984,294

Transition 2020 Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$ 62,646,094	7,408,648	$ 8.46
Class B	$ 8,604,138	1,033,089	$ 8.33
Class C	$ 25,839,373	3,104,210	$ 8.32
Class N	$ 22,478,028	2,662,667	$ 8.44
Class Y	$ 814,699	95,735	$ 8.51
TOTAL	$ 120,382,332	14,304,349

Acquiring Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$ 538,032,293	62,044,123	$ 8.67
Class B	$ 108,664,499	12,692,578	$ 8.56
Class C	$ 231,079,137	27,065,992	$ 8.54
Class N	$ 95,266,833	11,050,928	$ 8.62
Class Y	$ 9,505,145	1,092,200	$ 8.70
TOTAL	$ 982,547,907	113,945,821

Reorganization of Transition 2015 Fund, Transition 2020 Fund, Transition 2025 Fund into the Acquiring Fund

Acquiring Fund (Pro Forma Combined Fund)*	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$ 683,123,451	78,790,136	$ 8.67
Class B	$ 125,914,276	14,709,920	$ 8.56
Class C	$ 285,884,803	33,488,229	$ 8.54
Class N	$ 154,953,329	17,977,901	$ 8.62
Class Y	$ 11,965,243	1,375,143	$ 8.70
TOTAL	$ 1,261,841,102	146,341,329

Reorganization of Transition 2025 Fund into the Acquiring Fund

Acquiring Fund (Pro Forma Combined Fund)*	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$ 578,812,973	66,751,573	$ 8.67
Class B	$ 112,095,997	13,094,198	$ 8.56
Class C	$ 245,785,486	28,789,683	$ 8.54
Class N	$ 114,954,775	13,335,670	$ 8.62
Class Y	$ 10,720,010	1,231,910	$ 8.70
TOTAL	$ 1,062,369,241	123,203,034

Reorganization of Transition 2020 Fund into the Acquiring Fund

Acquiring Fund (Pro Forma Combined Fund)*	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$ 600,645,492	69,269,739	$ 8.67
Class B	$ 117,262,215	13,697,734	$ 8.56
Class C	$ 256,904,440	30,091,680	$ 8.54
Class N	$ 117,738,413	13,658,588	$ 8.62
Class Y	$ 10,319,279	1,185,844	$ 8.70
TOTAL	$ 1,102,869,839	127,903,585

Reorganization of Transition 2015 Fund into the Acquiring Fund

Acquiring Fund (Pro Forma Combined Fund)*	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$ 579,727,559	66,857,070	$ 8.67
Class B	$ 113,884,467	13,303,144	$ 8.56
Class C	$ 245,351,389	28,738,850	$ 8.54
Class N	$ 112,798,416	13,085,499	$ 8.62
Class Y	$ 9,936,005	1,141,789	$ 8.70
TOTAL	$ 1,061,697,836	123,126,352

Reorganization of Transition 2015 Fund, Transition 2020 Fund into the Acquiring Fund

Acquiring Fund (Pro Forma Combined Fund)*	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$ 642,340,988	74,082,686	$ 8.67
Class B	$ 122,482,567	14,308,300	$ 8.56
Class C	$ 271,177,006	31,764,538	$ 8.54
Class N	$ 135,269,037	15,693,159	$ 8.62
Class Y	$ 10,750,170	1,235,433	$ 8.70
TOTAL	$ 1,182,019,768	137,084,116

Reorganization of Transition 2015 Fund, Transition 2025 Fund into the Acquiring Fund

Acquiring Fund (Pro Forma Combined Fund)*	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$ 620,508,463	71,564,520	$ 8.67
Class B	$ 117,316,402	13,704,764	$ 8.56
Class C	$ 260,058,150	30,462,541	$ 8.54
Class N	$ 132,485,291	15,370,241	$ 8.62
Class Y	$ 11,150,864	1,281,499	$ 8.70
TOTAL	$ 1,141,519,170	132,383,565

Reorganization of Transition 2020 Fund, Transition 2025 Fund into the Acquiring Fund

Acquiring Fund (Pro Forma Combined Fund)*	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$ 641,426,460	73,977,189	$ 8.67
Class B	$ 120,694,180	14,099,354	$ 8.56
Class C	$ 271,611,091	31,815,371	$ 8.54
Class N	$ 137,425,302	15,943,330	$ 8.62
Class Y	$ 11,534,140	1,325,554	$ 8.70
TOTAL	$ 1,182,691,173	137,160,798

*Reflects the issuance of 4,812,947 Class A shares, 610,566 Class B shares, 1,672,858 Class C shares, 2,034,571 Class N shares and 49,589 Class Y shares of the Acquiring Fund to Transition 2015 Fund; 7,225,616 Class A shares, 1,005,156 Class B shares, 3,025,688 Class C shares, 2,607,660 Class N shares and 93,644 of Class Y shares of the Acquiring Fund to Transition 2020 Fund; and 4,707,450 Class A shares, 401,620 Class B shares, 1,723,691 Class C shares, 2,607,660 Class N shares and 139,710 of Class Y shares of the Acquiring Fund to Transition 2025 Fund, all in a tax-free exchange for the net assets of each respective Target Fund, aggregating 32,395,508 shares.  These figures have been reduced to reflect the costs of the Reorganization.

Householding of Reports to Shareholders and Other Fund Documents

To avoid sending duplicate copies of materials to households, the Funds mail only one copy of each report to shareholders having the same last name and address on the Funds’ records.  The consolidation of these mailings, called “householding,” benefits the Funds through reduced mailing expenses.  If you want to receive multiple copies of these materials or request householding in the future, you may call the Transfer Agent at 1.800.CALL.OPP (1.800.225.5677).  You may also notify the Transfer Agent in writing at 6803 South Tucson Way, Centennial, Colorado 80112.  Individual copies of prospectuses and reports will be sent to you within 30 days after the Transfer Agent receives your request to stop householding.

Shareholder Information

On May 25, 2012, there were approximately 9,815,349.34 outstanding shares of the Transition 2015 Fund, consisting of 5,204,567.150 Class A shares, 657,785.347 Class B shares, 1,858,799.659 Class C shares, 2,037,669.653 Class N shares, and 56,527.535 Class Y shares of Transition 2015 Fund.

On May 25, 2012, there were approximately 14,782,612.63 outstanding shares of the Transition 2020 Fund, consisting of 7,740,175.807 Class A shares, 1,055,991.281 Class B shares, 3,286,617.981 Class C shares, 2,591,622.578 Class N shares and 108,204.980 Class Y shares of Transition 2020 Fund.

On May 25, 2012, there were approximately 9,519,533.56 outstanding shares of the Transition 2025 Fund, consisting of 5,081,788.640 Class A shares, 403,900.772 Class B shares, 1,736,506.230 Class C shares, 2,159,379.652 Class N shares and 137,958.263 Class Y shares of Transition 2025 Fund.

On May 25, 2012, there were approximately 113,070,892.82 outstanding shares of the Acquiring Fund, consisting of 62,323,133.183 Class A shares, 11,984,111.301 Class B shares, 27,180,654.878 Class C shares, 10,653,000.963 Class N shares and 929,992.493 Class Y shares.

As of May 25, 2012, the officers and Trustees of Transition 2015 Fund as a group owned less than 1% of the outstanding voting shares of any class of that Fund. As of May 25, 2012, the only persons who owned of record or were known by the Target Fund to own beneficially 5% or more of any class of the outstanding shares of that Fund are listed in Exhibit B.

As of May 25, 2012, the officers and Trustees of Transition 2020 Fund as a group owned less than 1% of the outstanding voting shares of any class of that Fund. As of May 25, 2012, the only persons who owned of record or were known by the Target Fund to own beneficially 5% or more of any class of the outstanding shares of that Fund are listed in Exhibit B.

As of May 25, 2012, the officers and Trustees of Transition 2025 Fund as a group owned less than 1% of the outstanding voting shares of any class of that Fund. As of May 25, 2012, the only persons who owned of record or were known by the Target Fund to own beneficially 5% or more of any class of the outstanding shares of that Fund are listed in Exhibit B.

As of May 25, 2012 the officers and Trustees of the Acquiring Fund as a group owned less than 1% of the outstanding voting shares of any class of that Fund. As of May 25, 2012, the only persons who owned of record or were known by the Acquiring Fund to own beneficially 5% or more of any class of the outstanding shares of that Fund are listed in Exhibit B.

EXHIBITS TO THE COMBINED PROSPECTUS/PROXY STATEMENT

Exhibits

A.	Form of Agreement and Plan of Reorganization

B.	Principal Shareholders

C.	More Information About the Underlying Funds

D.	Pro Forma Financial Statements

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) dated as of ________________, by and between Oppenheimer Transition ____ Fund (the “Target Fund”), a Massachusetts business trust and Oppenheimer Portfolio Series, a Massachusetts business trust (the “Trust”), on behalf of its series _____ Fund (“Acquiring Fund”).

W I T N E S S E T H:

WHEREAS, the parties are each open-end investment companies of the management type; and

WHEREAS, the parties hereto desire to provide for the reorganization (the “Reorganization”) pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), of Target Fund through the acquisition by Acquiring Fund of all of the assets of Target Fund in exchange for the voting shares of beneficial interest (“shares”) of Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund and the assumption by Acquiring Fund of all of the liabilities of Target Fund on the Closing Date (as hereinafter defined) (collectively, the “Assumed Liabilities”), which Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund are to be distributed by Target Fund pro rata to its shareholders in complete liquidation of Target Fund and complete cancellation of its shares;

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.           The parties hereto hereby adopt this Agreement and Plan of Reorganization (the “Agreement”) pursuant to Section 368(a)(1) of the Code as follows:  The Reorganization will be comprised of the acquisition by Acquiring Fund of all of the assets of Target Fund in exchange for Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund and the assumption by Acquiring Fund of the Assumed Liabilities of Target Fund, followed by the distribution of such Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund to the Class A, Class B, Class C, Class N and Class Y shareholders of Target Fund in exchange for their Class A, Class B, Class C, Class N and Class Y shares of Target Fund, all upon and subject to the terms of the Agreement hereinafter set forth.

The share transfer books of Target Fund will be permanently closed at the close of business on the Valuation Date (as hereinafter defined) and only redemption requests received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by Target Fund; redemption requests received by Target Fund after that date shall be treated as requests for the redemption of the shares of Acquiring Fund to be distributed to the shareholder in question as provided in Section 5 hereof.

2.           On the Closing Date (as hereinafter defined), all of the assets of Target Fund shall be delivered as provided in Section 7 to Acquiring Fund, in exchange for and against delivery to Target Fund on the Closing Date of a number of Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund, having an aggregate net asset value equal to the value of the assets of Target Fund so transferred and delivered, and the assumption by Acquiring Fund of the Assumed Liabilities.

3.           The net asset value of Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund and the value of the assets of Target Fund to be transferred shall in each case be determined as of the close of business of The New York Stock Exchange on the Valuation Date.  The computation of the net asset value of the Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund and the Class A, Class B, Class C, Class N and Class Y shares of Target Fund shall be done in the manner used by Acquiring Fund and Target Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses.  The methods used by Acquiring Fund in such computation shall be applied to the valuation of the assets of Target Fund to be transferred to Acquiring Fund.

Target Fund may declare and pay, on or immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Target Fund’s shareholders all of Target Fund’s investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward).

4.           The closing (the “Closing”) shall be at the offices of OppenheimerFunds, Inc., 6803 S. Tucson Way, Centennial, CO 80112, on such time or such other place as the parties may designate or as provided below (the “Closing Date”).  The business day preceding the Closing Date is herein referred to as the “Valuation Date.”

In the event that on the Valuation Date either party has, pursuant to the Investment Company Act of 1940, as amended (the “Act”), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefore, the Closing Date shall be postponed until the first business day after the date when such suspension or postponement has ceased; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement without liability to either party for such termination.

5.           In conjunction with the Closing, Target Fund shall distribute on a pro rata basis to the shareholders of Target Fund as of the Valuation Date Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund received by Target Fund on the Closing Date in exchange for the assets of Target Fund in complete liquidation of Target Fund; for the purpose of the distribution by Target Fund of Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund to Target Fund’s shareholders, Acquiring Fund will promptly cause its transfer agent to: (a) credit an appropriate number of Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund on the books of Acquiring Fund to each Class A, Class B, Class C, Class N and Class Y shareholder of Target Fund in accordance with a list (the “Shareholder List”) of Target Fund shareholders received from Target Fund; and (b) confirm an appropriate number of Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund to each Class A, Class B, Class C, Class N and Class Y shareholder of Target Fund.

The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of Target Fund, indicating his or her share balance.  Target Fund agrees to supply the Shareholder List to Acquiring Fund not later than the Closing Date.

6.           Prior to the Closing Date, Target Fund’s portfolio shall be analyzed to ensure that Target Fund’s portfolio meets Acquiring Fund’s investment policies and restrictions so that, after the Closing, Acquiring Fund will be in compliance with all of its investment policies and restrictions.  At the Closing, Target Fund shall deliver to Acquiring Fund two copies of a list setting forth the securities then owned by Target Fund.  Promptly after the Closing, Target Fund shall provide Acquiring Fund a list setting forth the respective federal income tax bases thereof.

7.           Portfolio securities or written evidence acceptable to Acquiring Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by Target Fund pursuant to Rule 17f-4 and Rule 17f-5 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by Target Fund on the Closing Date to Acquiring Fund, or at its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any.  The cash delivered shall be in the form of certified or bank cashiers’ checks or by bank wire or intra-bank transfer payable to the order of Acquiring Fund for the account of Acquiring Fund.  Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund representing the number of Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund being delivered against the assets of Target Fund, registered in the name of Target Fund, shall be transferred to Target Fund on the Closing Date.  Such shares shall thereupon be assigned by Target Fund to its shareholders so that the shares of Acquiring Fund may be distributed as provided in Section 5.

If, at the Closing Date, Target Fund is unable to make delivery under this Section 7 to Acquiring Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by Target Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or Target Fund’s custodian, then the delivery requirements of this Section 7 with respect to said undelivered securities or cash will be waived and Target Fund will deliver to Acquiring Fund by or on the Closing Date with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to Acquiring Fund, together with such other documents, including a due bill or due bills and brokers’ confirmation slips as may reasonably be required by Acquiring Fund.

8.           Acquiring Fund shall assume the Assumed Liabilities (including for portfolio securities purchased which have not settled and for shareholder redemption and dividend checks outstanding) of Target Fund, but Target Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date.  The cost of printing and mailing the proxies and proxy statements will be borne by Target Fund.  Any documents such as existing prospectuses or annual reports that are included in that mailing will be at a cost to the Fund issuing the document.  Target Fund and Acquiring Fund will bear the cost of their respective tax opinion as provided in Sections 9.F and 10.D.  Any other out-of-pocket expenses of Acquiring Fund and Target Fund associated with this Reorganization, including legal, accounting and transfer agent expenses, will be borne by Target Fund and Acquiring Fund, respectively, in the amounts so incurred by each.

9.           The obligations of Acquiring Fund hereunder shall be subject to the following conditions:

A.           The Board of Trustees of Target Fund shall have authorized the execution of the Agreement and the transactions contemplated hereby, and the shareholders of Target Fund shall have approved the Agreement and the transactions contemplated hereby, and Target Fund shall have furnished to Acquiring Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of Target Fund; such shareholder approval shall have been by the affirmative vote required by Massachusetts law and its charter documents at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

B.           The representations and warranties of Target Fund contained herein shall be true and correct at and as of the Closing Date, and Acquiring Fund shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant Secretary or the Treasurer or the Assistant Treasurer of Target Fund, dated as of the Closing Date, to that effect.

C.           On the Closing Date, Target Fund shall have furnished to Acquiring Fund a certificate of the Treasurer or Assistant Treasurer of Target Fund as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to Target Fund as of the Closing Date.

D.           A Registration Statement on Form N-14 filed by Acquiring Fund under the Securities Act of 1933, as amended (the “1933 Act”), containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

E.           On the Closing Date, Acquiring Fund shall have received a letter from a senior officer in the Legal Department of OppenheimerFunds, Inc. acceptable to Acquiring Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of Target Fund arising out of litigation brought against Target Fund or claims asserted against it, or pending or to the best of his or her knowledge threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of Target Fund delivered to Acquiring Fund.  Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

F.           Acquiring Fund shall have received an opinion, dated as of the Closing Date, of [Kramer Levin Naftalis & Frankel LLP], to the same effect as the opinion contemplated by Section 10.D of the Agreement.

G.           Acquiring Fund shall have received at the Closing all of the assets of Target Fund to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

10.           The obligations of Target Fund hereunder shall be subject to the following conditions:

A.           The Board of Trustees of the Trust shall have authorized the execution of the Agreement, and the transactions contemplated hereby, and Acquiring Fund shall have furnished to Target Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of the Trust.

B.           Target Fund’s shareholders shall have approved the Agreement and the transactions contemplated hereby, by an affirmative vote required by Massachusetts law and its charter documents.

C.           The representations and warranties of the Trust on behalf of Acquiring Fund contained herein shall be true and correct at and as of the Closing Date, and Target Fund shall have been furnished with a certificate of the President, a Vice President or the Secretary or the Assistant Secretary or the Treasurer or the Assistant Treasurer of the Trust to that effect dated as of the Closing Date.

D.           Target Fund shall have received an opinion, dated as of the Closing Date, of [Kramer Levin Naftalis & Frankel LLP] to the effect that, based on certain assumptions and representations, and subject to customary qualifications, the U.S. federal income tax consequences of the Reorganization will be as follows:

(i)           The transfer by Target Fund of all of its assets to Acquiring Fund solely in exchange for voting shares of Acquiring Fund and the assumption by Acquiring Fund of the Assumed Liabilities of Target Fund, the distribution of the shares of Acquiring Fund received by Target Fund pro rata to its shareholders in exchange for their Target Fund shares, and the subsequent liquidation of Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368 of the Code;

(ii)           Target Fund and Acquiring Fund will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(iii)           Under section 354 of the Code, the shareholders of Target Fund will not recognize any gain or loss on the exchange of their shares of Target Fund for shares of Acquiring Fund in the Reorganization;

(iv)           Under sections 361 and 357 of the Code, Target Fund will not recognize any gain or loss by reason of the transfer of all of its assets in exchange for shares of Acquiring Fund and the assumption of the Assumed Liabilities by Acquiring Fund in the Reorganization, or upon the distribution to its shareholders of shares of Acquiring Fund in the Reorganization;

(v)           Under section 1032 of the Code, Acquiring Fund will not recognize any gain or loss on the receipt of all of the assets of Target Fund in exchange for shares of Acquiring Fund and the assumption of the Assumed Liabilities in the Reorganization;

(vi)           Under section 358 of the Code, the aggregate tax basis of the shares of Acquiring Fund received by each shareholder of Target Fund in the Reorganization will be the same as the aggregate tax basis of the shares of Target Fund exchanged therefor by such shareholder;

(vii)           Under section 1223 of the Code, the holding period of each shareholder of Target Fund in the shares of Acquiring Fund received in the Reorganization will include the period during which such shareholder held Target Fund shares exchanged therefor, if such shares of Target Fund were held as a capital asset at the time of the Reorganization;

(viii)           Under section 362(b) of the Code, Acquiring Fund’s adjusted tax bases in the assets received from Target Fund in the Reorganization will be the same as the adjusted tax bases of such assets in the hands of Target Fund immediately prior to the Reorganization; and

(ix)           Under section 1223 of the Code, Acquiring Fund’s holding periods in the assets received from Target Fund in the Reorganization will include the holding periods of such assets in the hands of Target Fund immediately prior to the Reorganization.

E.           A Registration Statement on Form N-14 filed by Acquiring Fund under the 1933 Act, containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

F.           On the Closing Date, Target Fund shall have received a letter from a senior officer in the Legal Department of OppenheimerFunds, Inc. acceptable to Target Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of Acquiring Fund arising out of litigation brought against Acquiring Fund or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of Acquiring Fund delivered to Target Fund.  Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

G.           Target Fund shall have received the Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund to be conveyed hereunder, which shares shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

11.           Target Fund hereby represents and warrants that:

A.           The audited financial statements of Target Fund as of [_________] and unaudited financial statements as of [_________] heretofore furnished to Acquiring Fund, present fairly the financial position, results of operations, and changes in net assets of Target Fund as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from [__________] through the date hereof there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of Target Fund, it being agreed that a decrease in the size of Target Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

B.           Contingent upon approval of the Agreement and the transactions contemplated hereby by Target Fund’s shareholders, Target Fund has authority to transfer all of the assets of Target Fund to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever;

C.           The Prospectus, as amended and supplemented, contained in Target Fund’s Registration Statement under the 1933 Act, as amended, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

D.           Except for the Agreement, there is no material contingent liability of Target Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Target Fund, threatened against Target Fund, not reflected in the Prospectus, as amended and supplemented, contained in Target Fund’s Registration Statement under the 1933 Act;

E.           Except for the Agreement, there are no material contracts outstanding to which Target Fund is a party other than those ordinary in the conduct of its business, and Target Fund is not subject to any order or decree, which would be violated by the execution or performance under the Agreement;

F.           Target Fund is a Massachusetts business trust duly formed, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; with power to own all of its assets and to carry on its business as now being conducted and to enter into the Agreement and perform its obligations hereunder; and Target Fund is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect;

G.           All federal and other tax returns and reports of Target Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Target Fund no such return is currently under audit and no assessment has been asserted with respect to such returns; and

H.           Target Fund has elected to be treated as a regulated investment company and, for each taxable year of its operations, Target Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Target Fund intends to meet such requirements with respect to its current taxable year.

I.           Neither the execution, delivery nor performance of the Agreement by Target Fund violates any provision of its Agreement and Declaration of Trust or its By-laws.

J.           The Agreement has been validly authorized, executed and delivered by Target Fund and is enforceable against Target Fund in accordance with its terms.

12.           On behalf of Acquiring Fund, the Trust hereby represents and warrants that:

A.           The audited financial statements as of [_______________] and unaudited financial statements as of [______________] of Acquiring Fund heretofore furnished to Target Fund, present fairly the financial position, results of operations, and changes in net assets of Acquiring Fund, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from [___________] through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of Acquiring Fund, it being understood that a decrease in the size of Acquiring Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

B.           The Prospectus, as amended and supplemented, contained in Acquiring Fund’s Registration Statement under the 1933 Act, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

C.           Except for the Agreement, there is no material contingent liability of Acquiring Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Acquiring Fund, threatened against Acquiring Fund, not reflected in the Prospectus, as amended and supplemented, contained in Acquiring Fund’s Registration Statement under the 1933 Act;

D.           Except for the Agreement, there are no material contracts outstanding to which Acquiring Fund is a party other than those ordinary in the conduct of its business and Acquiring Fund is not subject to any order or decree, which would be violated by the execution or performance of the Agreement;

E.           Acquiring Fund is a series of the Trust, a business trust duly formed, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; with power to own all of its assets and to carry on its business as now being conducted; the Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund that it issues to Target Fund pursuant to the Agreement will be duly authorized and validly issued and outstanding, fully-paid and non-assessable, are not subject to preemptive or dissenter’s rights, will conform to the description thereof contained in Acquiring Fund’s Registration Statement and will be duly registered under the 1933 Act and in the states where registration is required; and Acquiring Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

F.           All federal and other tax returns and reports of Acquiring Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Acquiring Fund no such return is currently under audit and no assessment has been asserted with respect to such returns;

G.           Acquiring Fund has elected to be treated as a regulated investment company and, for each taxable year of its operations, Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Acquiring Fund intends to meet such requirements with respect to its current taxable year;

H.           Acquiring Fund has no plan or intention (i) to dispose of any of the assets transferred by Target Fund, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the Class A, Class B, Class C, Class N and Class Y shares issued by it in the Reorganization other than pursuant to valid requests of shareholders;

I.           After consummation of the transactions contemplated by the Agreement, Acquiring Fund intends to operate its business in a substantially unchanged manner;

J.           Neither the execution, delivery nor performance of the Agreement by Acquiring Fund violates any provision of the Agreement and Declaration of Trust of the Trust or its By-laws; and

K.           The Agreement has been validly authorized, executed and delivered by the Trust on behalf of Acquiring Fund and is enforceable against Acquiring Fund in accordance with its terms.

13.           Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby.  Each party also represents and warrants to the other that the information concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year.  Each party also represents and warrants to the other that the Agreement is valid, binding and enforceable in accordance with its terms and that the execution, delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party.  Acquiring Fund hereby represents to and covenants with Target Fund that, if the Reorganization becomes effective, Acquiring Fund will treat each shareholder of Target Fund who received any of Acquiring Fund’s shares as a result of the Reorganization as having made the minimum initial purchase of shares of Acquiring Fund received by such shareholder for the purpose of making additional investments in shares of Acquiring Fund, regardless of the value of the shares of Acquiring Fund received.

14.           Acquiring Fund agrees that it will prepare and file a Registration Statement on Form N-14 under the 1933 Act which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the 1933 Act.  The final form of such proxy statement and prospectus is referred to in the Agreement as the “Proxy Statement and Prospectus.”  Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection.  Target Fund covenants and agrees to liquidate and dissolve under the laws of the Commonwealth of Massachusetts, following the Closing, and, upon Closing, to cause the cancellation of its outstanding shares.

15.           The obligations of the parties shall be subject to the right of either party to abandon and terminate the Agreement for any reason and there shall be no liability for damages or other recourse available to a party not so terminating the Agreement, provided, however, that in the event that a party shall terminate the Agreement without reasonable cause, the party so terminating shall, upon demand, reimburse the party not so terminating for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with the Agreement.

16.           The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement.  The rights and obligations of each party pursuant to the Agreement shall not be assignable.

17.           All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto.  No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.

18.           Acquiring Fund understands that the obligations of Target Fund under the Agreement are not binding upon any Trustee or shareholder of Target Fund personally, but bind only upon Target Fund and Target Fund’s property.  Acquiring Fund represents that it has notice of the provisions of the Declaration of Trust of Target Fund disclaiming shareholder and trustee liability for acts or obligations of Target Fund.

IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

[TARGET FUND]

By:	______________________
Arthur S. Gabinet
Secretary

[The Trust, on behalf of ACQUIRING FUND]

By:	______________________
Arthur S. Gabinet
Secretary

EXHIBIT B

PRINCIPAL SHAREHOLDERS

Principal Shareholders of the Target Fund. As of May 25, 2012, the only persons who owned of record or were known by the Target Fund to own beneficially 5% or more of any class of the outstanding shares of the Target Fund were:

OPPENHEIMER TRANSITION 2015 FUND A
Shares:                     5,204,567.150

*     There are no 5% shareholders.

OPPENHEIMER TRANSITION 2015 FUND B
Shares:                     657,785.347

*     There is one 5% shareholder.
PERSHING LLC
1 PERSHING PLAZA	Shares:	40,341.637
JERSEY CITY NJ 07399-0001	Percent of Class:	6.13%

OPPENHEIMER TRANSITION 2015 FUND C
Shares:                     1,858,799.659

*     There are no 5% shareholders.

OPPENHEIMER TRANSITION 2015 FUND N
Shares:                     2,037,669.653

*     There are three 5% shareholders.
MLPF&S FOR THE SOLE BENEFIT
OF ITS CUSTOMERS	Shares:	272,734.274
ATTN FUND ADMN/#97HF2	Percent of Class:	13.38%
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

FRONTIER TRUST COMPANY FBO
DENNIS D SOMMERS DDS PC 401K PS	Shares:	217,200.860
401(K) PLAN	Percent of Class:	10.65%
210787
PO BOX 10758
FARGO ND 58106-0758

FRONTIER TRUST COMPANY FBO
J & H TRUCK SERVICE INC	Shares:	117,570.891
PS PLAN	Percent of Class:	5.76%
208963
PO BOX 10758
FARGO ND 58106-0758

OPPENHEIMER TRANSITION 2015 FUND Y
Shares:                     56,527.535

*     There is one 5% shareholder.
TAYNIK & CO
1200 CROWN COLONY DRIVE	Shares:	54,115.456
QUINCY MA 02169-0938	Percent of Class:	95.73%

OPPENHEIMER TRANSITION 2020 FUND A
Shares:                     7,740,175.807

*     There is one 5% shareholder.
MLPF&S FOR THE SOLE BENEFIT
OF ITS CUSTOMERS	Shares:	396,718.735
ATTN FUND ADMN	Percent of Class:	5.12%
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

OPPENHEIMER TRANSITION 2020 FUND B
Shares:                     1,055,991.281

*     There are no 5% shareholders.

OPPENHEIMER TRANSITION 2020 FUND C
Shares:                     3,286,617.981

*     There is one 5% shareholder.

MLPF&S FOR THE SOLE BENEFIT
OF ITS CUSTOMERS	Shares:	225,483.101
ATTN FUND ADMN	Percent of Class:	6.85%
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

OPPENHEIMER TRANSITION 2020 FUND N
Shares:                     2,591,622.578

*     There is one 5% shareholder.

MLPF&S FOR THE SOLE BENEFIT
OF ITS CUSTOMERS	Shares:	212,948.279
ATTN FUND ADMN	Percent of Class:	8.04%
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

OPPENHEIMER TRANSITION 2020 FUND Y
Shares:                     108,204.980

*     There is one 5% shareholder..

TAYNIK & CO
1200 CROWN COLONY DRIVE	Shares:	104,586.477
QUINCY MA 02169-0938	Percent of Class:	96.65%

OPPENHEIMER TRANSITION 2025 FUND A
Shares:                     5,081,788.640

*     There are no 5% shareholders.

OPPENHEIMER TRANSITION 2025 FUND B
Shares:                     403,900.772

*     There are two 5% shareholders.

NATIONAL FINANCIAL SERVICES LLC
FOR EXCLUSIVE BEN OF CUSTOMERS	Shares:	32,462.878
200 LIBERTY STREET	Percent of Class:	8.03%
ONE WORLD FINANCIAL CENTER
ATTN: MUTUAL FUNDS 5TH FLOOR
NEW YORK NY 10281-1003

PERSHING LLC
1 PERSHING PLAZA	Shares:	20,735.983
JERSEY CITY NJ 07399-0001	Percent of Class:	5.13%

OPPENHEIMER TRANSITION 2025 FUND C
Shares:                     1,736,506.230

*     There is one 5% shareholder.
MLPF&S FOR THE SOLE BENEFIT
OF ITS CUSTOMERS	Shares:	179,981.454
ATTN FUND ADMN #97FJ0	Percent of Class:	10.32%
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

OPPENHEIMER TRANSITION 2025 FUND N
Shares:                     2,159,379.652

*     There are two 5% shareholders.

MLPF&S FOR THE SOLE BENEFIT
OF ITS CUSTOMERS	Shares:	286,192.415
ATTN FUND ADMN #97FJ0	Percent of Class:	13.25%
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

FRONTIER TRUST COMPANY FBO
ADVANCED INDUSTRIES	Shares:	146,114.977
401(K) PLAN	Percent of Class:	6.76%
211769
PO BOX 10758
FARGO ND 58106-0758

OPPENHEIMER TRANSITION 2025 FUND Y
Shares:                     137,958.263

*     There are two 5% shareholders.
TAYNIK & CO
C/O INVESTORS BANK & TRUST	Shares:	127,812.239
FPG90	Percent of Class:	92.64%
PO BOX 9130
BOSTON MA 02117-9130

RPSS TR ROLLOVER IRA
FBO DAWN E SWADLEY	Shares:	9,603.224
5456 S GIBRALTAR ST	Percent of Class:	6.96%
CENTENNIAL CO 80015-3767

Principal Shareholders of the Acquiring Fund. As of May 25, 2012, the only persons who owned of record or were known by the Acquiring Fund to own beneficially 5% or more of any class of the outstanding shares of the Acquiring Fund were:

OPPENHEIMER PORTFOLIO SERIES: MODERATE INVESTOR FUND A
Shares:                     62,323,133.183

*     There are no 5% shareholders.

OPPENHEIMER PORTFOLIO SERIES: MODERATE INVESTOR FUND B
Shares:                     11,984,111.301

*     There are no 5% shareholders.

OPPENHEIMER PORTFOLIO SERIES: MODERATE INVESTOR FUND C
Shares:                     27,180,654.878

*     There are no 5% shareholders.

OPPENHEIMER PORTFOLIO SERIES: MODERATE INVESTOR FUND N
Shares:                     10,653,000.963

*     There is one 5% shareholder.

MLPF&S FOR THE SOLE BENEFIT
OF ITS CUSTOMERS	Shares:	701,312.942
ATTN FUND ADMN	Percent of Class:	6.58%
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

EXHIBIT C

MORE INFORMATION ABOUT THE UNDERLYING FUNDS

Oppenheimer Capital Appreciation Fund – This Underlying Fund seeks capital appreciation. It invests mainly in common stocks of "growth companies." Growth companies are companies whose earnings and stock are expected to increase at a faster rate than the overall market. These may be newer companies or established companies of any capitalization range that the portfolio manager believes may appreciate in value over the long term. Currently, this Underlying Fund primarily focuses on established companies that are similar in size to companies in the S&P 500 Index or the Russell 1000 Growth Index. This Underlying Fund primarily invests in securities of U.S. issuers but may also invest in foreign securities. The portfolio manager looks for growth companies with stock prices that she believes are reasonable in relation to overall stock market valuations. In seeking broad diversification of this Underlying Fund's portfolio among industries and market sectors, the portfolio manager focuses on a number of factors that may vary in particular cases and over time. Currently the portfolio manager looks for:

•	companies in business areas that have above-average growth potential,

•	companies with growth rates that the portfolio manager believes are sustainable over time,

•	stocks with reasonable valuations relative to their growth potential.

This Underlying Fund may sell the stocks of companies that the portfolio manager believes no longer meet the above criteria, but is not required to do so.

Oppenheimer Champion Income Fund – This Underlying Fund seeks total return, by investing mainly in a diversified portfolio of high-yield, lower-grade, fixed-income securities. It invests in a variety of high-yield debt securities and related instruments. Those investments primarily include lower-grade corporate bonds. To a lesser extent, this Underlying Fund's investments include foreign corporate and government bonds, as well as swaps, including single name and index-linked credit default swaps.

Under normal market conditions, this Underlying Fund invests at least 60% of its total assets in high-yield, lower-grade, fixed-income securities, also referred to as "junk" bonds. The remainder of its assets may be invested in other debt securities, common stocks (and other equity securities), cash or cash equivalents, when the Manager believes these investments are consistent with its objectives. This Underlying Fund has no requirements as to the range of maturities of the debt securities it can buy or the market capitalization of the issuers of those securities.

This Underlying Fund's debt securities may be rated by nationally recognized statistical rating organizations such as Moody's Investors Service or Standard & Poor's or may be unrated. Lower-grade debt securities are those rated below "BBB" by Standard & Poor's or below "Baa" by Moody's Investors Service, or that have comparable ratings from other nationally recognized rating organizations. Additionally, the Underlying Fund's investment adviser, OppenheimerFunds, Inc., may internally assign ratings to certain of this Underlying Fund's unrated securities, after assessing their credit quality, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Manager's credit analysis is consistent or comparable to the credit analysis used by a nationally recognized statistical rating organization.

This Underlying Fund may invest in securities of U.S. or foreign issuers. When it does so, this Underlying Fund will tend to focus on securities of foreign issuers in developing markets. It also uses certain types of derivative investments to try to enhance income or to try to manage ("hedge") investment risks, including: options, futures contracts, swaps, "structured" notes, and certain mortgage-related securities.

In selecting securities, the portfolio manager seeks to build a broadly diversified portfolio to try to moderate the special risks of investing in high-yield debt instruments. The portfolio manager currently uses a "bottom up" approach, focusing on the performance of individual securities while considering industry trends. He evaluates an issuer's liquidity, financial strength and earnings power. He also analyzes the overall investment opportunities and risks in different market sectors, industries and countries. The portfolio manager currently focuses on the following factors, which may vary in particular cases and may change over time:

•	Issuers with earnings growth rates that are faster than the growth rate of the overall economy,

•	Issuers with improvements in relative cash flows and liquidity to help them meet their obligations,

•	Corporate sectors that in the portfolio manager's view are undervalued in the marketplace,

•	Changes in the business cycle that might affect corporate profits, and

•	Securities or sectors that will help the overall diversification of the portfolio.

This Underlying Fund may sell securities that the portfolio manager believes no longer meet the above criteria.

Oppenheimer Commodity Strategy Total Return Fund – This Underlying Fund seeks total return, mainly by investing in a combination of commodity-linked derivatives, corporate and governmental fixed-income securities and certain other types of derivative investments.

     Commodity-Linked Derivatives. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. A commodity-linked derivative is a derivative instrument whose value is linked to the price movement of a commodity, commodity index, or commodity option or futures contract. Commodity-linked derivatives may include commodity-linked notes, swaps, futures and options. The value of some commodity-linked derivatives may be based on a multiple of those price movements.

     Physical commodities are assets that have tangible properties. This Underlying Fund's commodity-linked investments provide exposure to the investment returns of commodities markets without investing directly in physical commodities. The commodity-linked instruments that this Underlying Fund invests in may be linked to the price movements of: a physical commodity such as heating oil, livestock, or agricultural products; a commodity option or futures contract; a commodity index such as the S&P GSCI® ("S&P GSCI," formerly the "Goldman Sachs Commodity Index"); or some other readily measurable variable that reflects changes in the value of particular commodities or commodities markets. This Underlying Fund does not intend to invest more than 10% of its total assets, determined at the time of investment, in commodity-linked notes that mature in more than 19 months.

     Fixed-Income Securities. The fixed-income securities this Underlying Fund may invest in may be of any maturity and may include U.S. Government securities, repurchase agreements, money market securities and affiliated money market funds. This Underlying Fund may buy debt securities for liquidity purposes, for collateral management or to seek income.

Other Derivative Investments. This Underlying Fund may also invest in other derivative instruments such as forwards, options, futures and swaps relating to debt securities, interest rates or currencies. It may do so to seek to increase its investment returns or to hedge against declines in the value of this Underlying Fund's other investments.

     This Underlying Fund can purchase investment-grade and below investment-grade securities (also referred to as "junk bonds"). It can invest up to 10% of its assets in lower-grade securities. This Underlying Fund may invest in U.S. or foreign securities, including derivative instruments that trade on U.S. or foreign exchanges or in the "over-the- counter" ("OTC") market.

    This Underlying Fund can also invest up to 25% of its total assets in its wholly-owned and controlled subsidiary (the "Subsidiary"). The Subsidiary primarily invests in commodity-linked derivatives (including commodity futures, options and swap contracts) and fixed-income securities and other investments that serve as collateral for its derivatives positions. Investments in the Subsidiary are intended to provide the Underlying Fund with exposure to commodities market returns within the limitations of the federal tax requirements that apply to the Underlying Fund. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as this Underlying Fund.

     In selecting investments for this Underlying Fund's portfolio, the portfolio managers generally allocate this Underlying Fund's commodity-linked investments among a variety of different commodity sectors, based on the weightings of the components of the Underlying Fund's benchmark index, the S&P GSCI. This Underlying Fund is not an "index" fund, however, and its investment allocations and performance will usually differ from the weightings and performance of the S&P GSCI. The portfolio managers currently focus on the following inter-related components, which may vary in particular cases and may change over time:

     Commodities Selection. The portfolio managers use a model-driven approach and their own analysis and judgment to try to identify differences in quality between two commodities or contracts with the intent of exploiting temporary market inefficiencies. This Underlying Fund's proprietary models also incorporate fundamental and technical factors intended to identify extreme market pricing imbalances for individual commodities or sectors and catalysts that may potentially eliminate the particular imbalances.

      Form of Investment. The portfolio managers also consider which instrument or form of investment is best suited to provide the desired commodities exposure. If the portfolio managers determine that a commodity-linked note is appropriate, this Underlying Fund would generally invest directly in the commodity-linked note. If the portfolio managers decide that a commodity futures contract, swap or option on a futures contract is appropriate, this Underlying Fund might enter into the futures or swap contract or purchase the option directly or it might invest in that instrument indirectly through its Subsidiary.

    Collateral Management. The portfolio managers use a team approach to construct a portfolio of fixed-income securities that includes U.S. government securities, repurchase agreements, money market securities and affiliated money market funds to provide collateral, liquidity and income.

      Performance and Portfolio Risk Monitoring. The portfolio managers monitor the performance and risks of this Underlying Fund's investments on an ongoing basis.

This Underlying Fund's investment in the Subsidiary will vary based on the portfolio managers' use of different types of commodity-linked derivatives. If this Underlying Fund increases its use of commodity linked notes, that would typically result in a lower level of investment in the Subsidiary. If this Underlying Fund increases its use of commodity futures, swaps or options on futures, that would typically result in a higher level of investment in the Subsidiary.

     Industry Concentration. This Underlying Fund will maintain exposure of 25% or more of its total assets in securities and derivatives linked to the energy and natural resources, agriculture, livestock, industrial metals, and precious metals sectors as a group. However, it will not concentrate more than 25% of its total assets in issuers in any one industry. At times this Underlying Fund may emphasize investments in some industries more than others. The individual components of an index will be considered as separate industries for this purpose.

Oppenheimer Core Bond Fund – This Underlying Fund seeks total return by investing mainly in debt instruments. Under normal market conditions, it invests at least 80% of its net assets, plus borrowings for investment purposes, in investment-grade debt securities (generally referred to as "bonds"). A debt security represents money borrowed by the issuer that must be repaid. The terms of a debt security specify the amount of principal, the interest rate or discount, and the time or times at which payments are due. Debt securities can include:

•	Domestic and foreign corporate debt obligations;

•	Domestic and foreign government debt obligations, including U.S. government securities;

•	Mortgage-related securities;

•	Asset-backed securities; and

•	Other debt obligations.

The portfolio managers' overall strategy is to build a diversified portfolio of corporate and government bonds. In selecting investments, the portfolio managers analyze the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on business cycle analysis and relative values between the corporate and government sectors.

This Underlying Fund's investments in U.S. government securities may include securities issued or guaranteed by the U.S. government or its agencies or federally-chartered entities referred to as "instrumentalities." There is no required allocation of this Underlying Fund's assets among the above classes of securities, but it currently focuses on U.S. government securities and investment-grade corporate debt securities. When market conditions change, the portfolio managers might change this relative asset allocation focus.

This Underlying Fund can invest up to 20% of its total assets in high-yield debt securities that are below investment-grade (commonly referred to as "junk bonds"). "Investment-grade" debt securities are rated in one of the top four categories by nationally recognized statistical rating organizations such as Moody's or Standard & Poor's. The Underlying Fund may also invest in unrated securities, in which case the Underlying Fund's investment adviser, OppenheimerFunds, Inc. may internally assign ratings to certain of those securities, after assessing their credit quality, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Manager's credit analysis is consistent or comparable to the credit analysis used by a nationally recognized statistical rating organization.

This Underlying Fund has no limitations on the range of maturities of the debt securities in which it can invest and may hold securities with short-, medium- or long-term maturities. The maturity of a security differs from its effective duration, which attempts to measure the expected volatility of a security's price to interest rate changes. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decrease 3%. To try to decrease volatility, this Underlying Fund seeks to maintain a weighted average effective portfolio duration of three to six years, measured on a dollar-weighted basis using the effective duration of the securities included in the portfolio and the amount invested in each of those securities. However, the duration of the portfolio might not meet that target due to market events or interest rate changes that cause debt securities to be repaid more rapidly or more slowly than expected.

This Underlying Fund may invest a portion of its assets in foreign debt securities, including securities issued by foreign governments or companies in both developed and emerging markets. It may not invest more than 20% of its net assets in foreign debt securities.

This Underlying Fund may also use derivatives to seek increased returns or to try to manage investment risks. Futures, swaps and "structured" notes are examples of the types of derivatives it can use.

In selecting investments for this Underlying Fund, the portfolio managers analyze the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on business cycle analysis and relative values between the corporate and government sectors. This Underlying Fund mainly seeks income earnings on this Underlying Fund's investments plus capital appreciation that may arise from decreases in interest rates, from improving credit fundamentals for a particular sector or security or from other investment techniques.

This Underlying Fund may sell securities that the portfolio managers believe no longer meet the above criteria.

Oppenheimer Developing Markets Fund – This Underlying Fund aggressively seeks capital appreciation. It mainly invests in common stocks of issuers in emerging and developing markets throughout the world and at times it may invest up to 100% of its total assets in foreign securities.

▪
Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of issuers whose principal activities are in at least three developing markets.

▪	This Underlying Fund primarily seeks companies with high growth potential.

In general, developing markets are countries outside the United States, most of Western Europe, Canada, Japan, Australia and New Zealand that have economies, industries and stock markets that the portfolio manager believes are growing and gaining more stability.

In selecting investments for this Underlying Fund, the portfolio manager evaluates investment opportunities on a company-by-company basis. This approach includes fundamental analysis of a company's financial statements, management record and structure, operations, product development, and competitive position in its industry. The portfolio manager also looks for newer or established businesses that are entering into a growth cycle, accelerating earnings growth and cash flow, and reasonable stock prices. He considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends and seeks a diverse mix of industries and countries to help reduce the risks of foreign investing, such as currency fluctuations and stock market volatility. The portfolio manager does not focus on geographic criteria and may invest in growth companies of different capitalization ranges in any developing market country. The portfolio manager monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security.

Oppenheimer Discovery Fund – This Underlying Fund seeks capital appreciation. It mainly invests in common stocks of U.S. companies that the portfolio manager believes have favorable growth prospects. It emphasizes stocks of small-capitalization (or "small-cap") companies, which are defined as companies with a market capitalization of less than $3 billion when this Underlying Fund buys them. A company's "market capitalization" is the value of its outstanding common stock relative to that of other companies. Companies are generally classified as small-cap, mid-cap or large-cap. This Underlying Fund's target capitalization range may change over time. These stocks may be traded on stock exchanges or over-the-counter.

The portfolio manager looks for companies with high growth potential. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations and product development, as well as its position in its industry. The portfolio manager also evaluates research on particular industries, market trends and general economic conditions.

The portfolio manager currently seeks companies with proven management records that are able to handle rapid growth, companies with innovative products or services, and companies that have above average growth profiles and have what the portfolio manager believes are sustainable growth rates. These criteria can vary.

Oppenheimer Global Fund – This Underlying Fund seeks capital appreciation. It invests mainly in common stock of U.S. and foreign companies. This Underlying Fund can invest without limit in foreign securities and can invest in any country, including countries with developing or emerging markets. However, this Underlying Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. This Underlying Fund does not limit its investments to companies in a particular capitalization range, but primarily invests in mid- and large-cap companies.

As a fundamental policy, this Underlying Fund will normally invest in at least three countries (one of which may be the United States). Typically, this Underlying Fund invests in a number of different countries but is not required to allocate its investments in any set percentages in any particular countries.

The portfolio manager primarily looks for U.S. and foreign companies with high growth potential. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations, product development, and industry position. The portfolio manager also evaluates factors affecting particular industries, market trends and general economic conditions.

The portfolio manager currently focuses on growth-oriented companies, companies that may benefit from global growth trends at attractive valuations, companies with strong competitive positions and high demand for their products or services, and cyclical opportunities in the business cycle and sectors or industries that may benefit from these opportunities. These criteria may vary.

The portfolio manager also considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The trends currently considered include: mass affluence, new technologies, corporate restructuring and demographic changes. The portfolio manager does not invest any fixed amount of this Underlying Fund's assets according to these criteria and the trends that are considered may change over time. The portfolio manager monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security, but does not require a decision to do so.

Oppenheimer Global Opportunities Fund – This Underlying Fund seeks capital appreciation consistent with preservation of principal, while providing current income. This Underlying Fund invests mainly in equity securities of issuers in the U.S. and foreign countries. The portfolio manager expects some of those securities to pay dividends, which would produce income for the Underlying Fund. This Underlying Fund currently emphasizes investments in equities, but it may also invest in debt securities and may invest up to 25% of its assets in "lower-grade" securities, commonly known as "junk bonds." This Underlying Fund is not required to allocate any set percentage of its assets to any particular country or allocate any set percentage to seek capital appreciation or income.

Typically, this Underlying Fund invests in a number of different countries and can invest in any country, including countries with developing or emerging markets. However, this Underlying Fund currently emphasizes its investments in developed markets. As a fundamental policy, it normally will invest in at least four countries, including the United States.

This Underlying Fund does not limit its investments to companies in a particular capitalization range, but currently invests a substantial portion of its assets in small- and mid-sized companies (currently those having a market capitalization of less than $11 billion).

The portfolio manager looks for U.S. and foreign companies with high growth potential that he believes have reasonably priced stocks in relation to overall stock market valuations. The portfolio manager looks for growth opportunities such as companies in industries with substantial barriers to new competition, for example, businesses with high start-up costs or patent protection. This Underlying Fund may also invest in securities of issuers in "special situations," such as mergers, reorganizations, restructurings or other unusual events.

The portfolio manager also considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The trends currently considered include: mass affluence, new technologies, corporate restructuring and demographic changes. At times, this Underlying Fund might seek to take advantage of changes in the business cycle by investing in companies or industries that are sensitive to those changes. The portfolio manager does not invest any fixed amount of this Underlying Fund's assets according to these criteria and the trends that are considered may change over time. The portfolio manager monitors individual issuers for changes in these factors which may trigger a decision to sell a security, but does not require a decision to do so.

Oppenheimer Gold & Special Minerals Fund – This Underlying Fund seeks capital appreciation. It invests mainly in common stocks of companies that are involved in mining, processing or dealing in gold or other metals or minerals and may invest all of its assets in those securities. As a non-fundamental policy, under normal market conditions, at least 80% of this Underlying Fund's net assets, plus any borrowings for investment purposes, will be invested in those companies. As a fundamental policy, the Underlying Fund invests at least 25% of its investments in mining securities and metal investments.

This Underlying Fund may invest in U.S. or foreign companies, including companies in developing or emerging markets. It has no limit on its foreign investments. This Underlying Fund may buy securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range.

This Underlying Fund relies primarily on evaluations of a company's fundamentals. It also uses a proprietary model that is designed to assess a company's financial statements and management structure, as well as the company's operations and new developments. To arrive at buy and sell decisions, this Underlying Fund considers the growth potential and the valuations of the stocks of particular companies, and ranks the companies that have been reviewed by the model.

The Underlying Fund has established a Cayman Islands company that is wholly-owned and controlled by the Underlying Fund (the "Subsidiary"). The Underlying Fund expects to invest up to 25% of its total assets in the Subsidiary. The Subsidiary will invest primarily in commodity-linked derivatives related to gold or other special minerals (including commodity futures, financial futures, options and swap contracts), and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are intended to provide the Underlying Fund with exposure to minerals commodities market returns within the limitations of the federal tax requirements that apply to the Underlying Fund.

This Underlying Fund's investment in the Subsidiary may vary based on the portfolio manager's use of different types of commodity-linked derivatives, fixed-income securities and other investments. Since the Underlying Fund may invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in the Fund’s prospectus, the Underlying Fund may be considered to be investing indirectly in those investments through its Subsidiary.

Oppenheimer Institutional Money Market Fund – This Underlying Fund's objective is to seek current income and stability of principal. It is a money market fund that invests in a variety of money market instruments to seek current income and to try to maintain a stable share price of $1.00. Money market instruments are short-term, high-quality, dollar-denominated debt instruments issued by the U.S. Government, domestic and foreign corporations and financial institutions, and other entities. They include, for example, bank obligations, repurchase agreements, commercial paper, other corporate debt obligations and government debt obligations.

This Underlying Fund is regulated under Section 2a-7 under the Investment Company Act. That section includes requirements for maintaining high credit quality in this Underlying Fund's portfolio, a short average portfolio maturity to seek to reduce the effects of changes in prevailing interest rates and diversification of the investments among issuers to seek to reduce the effects of a default by any one issuer on the portfolio.

To be considered "high-quality," money market investments generally must be rated in one of the two highest credit-quality categories for short-term securities by nationally recognized statistical rating services. If unrated, a security must be determined by this Underlying Fund's investment manager, to be of comparable quality to those rated securities. Income on short-term securities tends to be lower than income on longer-term debt securities, so the Fund's yield will likely be lower than the yield on longer-term fixed-income funds.

Oppenheimer International Bond Fund – This Underlying Fund's primary objective is to seek total return.  As a secondary objective, this Underlying Fund seeks income when consistent with total return. This Underlying Fund invests mainly in debt securities of foreign government and corporate issuers. A debt security is a security representing money borrowed by the issuer that must be repaid. The terms of a debt security specify the amount of principal, the interest rate or discount, and the time or times at which payments are due. This Underlying Fund can invest in various types of debt securities, generally referred to as "bonds," including government bonds, corporate debt obligations, "structured" notes, participation interests in loans, "zero-coupon" or "stripped" securities, certain mortgage-related securities or asset-backed securities and other debt obligations.

Under normal market conditions, this Underlying Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in debt securities. It typically invests in at least three countries other than the United States. This Underlying Fund invests in debt securities of issuers in both developed and emerging markets throughout the world.

This Underlying Fund may buy securities issued by companies of any size or market capitalization range and at times might emphasize securities of issuers in a particular capitalization range. It can invest in debt securities having short, intermediate or long maturities.

This Underlying Fund does not limit its investments to a particular credit quality or rating category and can invest without limit in securities below investment-grade (commonly called "junk bonds"). "Investment-grade" debt securities are rated in one of the top four categories by nationally recognized statistical rating organizations such as Moody's or Standard & Poor's. This Underlying Fund may also invest in unrated securities, in which case the Underlying Fund's Investment Manager, OppenheimerFunds, Inc., may internally assign ratings to certain of those securities, after assessing their credit quality, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Manager's credit analysis is consistent or comparable to the credit analysis used by a nationally recognized statistical rating organization.

This Underlying Fund may also use derivatives to seek increased returns or to try to manage investment risks, including, for example, options, forward contracts, futures contracts, swaps, and "structured" notes. This Underlying Fund actively manages foreign currency exposure, both to reduce risk and to seek to enhance return. To do so, it may invest in foreign exchange derivatives, including forwards and options that reference foreign currencies, including currencies of developing and emerging market countries.

In selecting securities, the portfolio managers evaluate the overall investment opportunities and risks in individual national economies. The portfolio managers analyze the business cycle, political and macro-economic factors that affect exchange rates and interest rates in both emerging and developing market countries. The portfolio managers currently focus on investment opportunities for higher yields than are available in U.S. markets and opportunities in investments denominated in foreign currencies that compare favorably to the U.S. dollar. These factors may vary in particular cases and may change over time.

Oppenheimer International Growth Fund - This Underlying Fund is a mutual fund that seeks long-term capital appreciation. It mainly invests in the common stock of growth companies that are domiciled or have their primary operations outside of the United States. It may invest 100% of its assets in securities of foreign companies. It may invest in emerging markets as well as in developed markets throughout the world. From time to time it may place greater emphasis on investing in one or more particular regions such as Asia, Europe or Latin America. Under normal market conditions this Underlying Fund will:

•	invest at least 65% of its total assets in common and preferred stocks of issuers in at least three different countries outside of the United States, and

•	emphasize investments in common stocks of issuers that the portfolio manager considers to be "growth" companies.

This Underlying Fund does not limit its investments to issuers within a specific market capitalization range and at times may invest a substantial portion of its assets in one or more particular capitalization ranges. This Underlying Fund can also buy securities convertible into common stock and other securities having equity features. It can use hedging and certain derivative instruments to seek capital appreciation or to try to manage investment risks.

In selecting investments, the portfolio managers evaluate investment opportunities on a company-by-company basis. The portfolio managers look primarily for foreign companies with high growth potential using a "bottom up" investment approach, that is, by looking at the investment performance of individual stocks before considering the impact of general or industry-wide economic trends. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations, product development, and industry position.

The portfolio managers currently focus on the following factors, which may vary in particular cases and may change over time:

•	companies that enjoy a strong competitive position and high demand for their products or services;

•	companies with accelerating earnings growth and cash flow; and

•	diversity among companies, industries and countries to help reduce the risks of foreign investing, such as currency fluctuations and stock market volatility.

The portfolio managers also consider the effect of worldwide trends on the growth of particular business sectors and look for companies that may benefit from those trends. The trends currently considered include: mass affluence, new technologies, restructuring and aging. The portfolio managers do not invest any fixed amount of this Underlying Fund's assets according to these criteria and the trends that are considered may change over time. The portfolio managers monitor individual issuers for changes in the factors above, which may trigger a decision to sell a security, but does not require a decision to do so.

Oppenheimer International Small Company Fund - This Underlying Fund seeks long-term capital appreciation. It invests mainly in common stock of companies that are domiciled, or have their primary operations, outside the United States and have market capitalizations of $5 billion or less (described as "small-cap companies").

•	Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies.

•	This Underlying Fund will invest at least 65% of its total assets in foreign securities.

This Underlying Fund's capitalization parameter can change as the relative market capitalizations of small-cap issuers change over time. This Underlying Fund measures capitalization at the time the Underlying Fund buys a security and is not required to sell the security if the issuer's capitalization changes.

This Underlying Fund's portfolio managers evaluate investment opportunities on a company-by-company basis. This approach includes fundamental analysis of a company's financial statements, management record and structure, operations, product development and industry competitive position. The portfolio managers also look for companies with the ability to take advantage of business opportunities, and companies that are anticipated to have a positive cash flow in the future, although current cash flow may be negative. These factors may vary in particular cases and may change over time.

The portfolio managers consider the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The portfolio managers monitor individual issuers for changes in the factors above, which may trigger a decision to sell a security.

Oppenheimer International Value Fund - This Underlying Fund seeks long-term capital appreciation. It invests mainly in common stock of companies that the portfolio manager believes are undervalued and that are either domiciled or have their primary operations outside the United States. Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in common and preferred stocks of issuers in at least five different countries outside the United States and may invest 100% of its assets in foreign companies. It can invest in any country, including countries with developed or emerging markets. From time to time, it may place greater emphasis on investing in one or more particular regions such as Asia, Europe or Latin America. It may invest up to 10% of its total assets in the securities of U.S. issuers.

This Underlying Fund does not limit its investments to issuers within a specific market capitalization range and at times may invest a substantial portion of its assets in one or more particular capitalization ranges. It may invest up to 10% of its net assets in fixed-income or convertible securities.

In selecting investments for this Underlying Fund's portfolio, the portfolio manager looks primarily for foreign companies believed to be undervalued by the market. A security may be undervalued because the market is not aware of the issuer's intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. This Underlying Fund seeks to realize gains in the prices of those securities if and when other investors recognize their real or prospective worth. The portfolio manager uses a "bottom up" approach to select securities one at a time before considering industry trends. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations, business strategy, product development and industry position. The portfolio manager monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security, but does not require such a decision. The portfolio manager may also consider selling a security if its share price is approaching its targeted price or if alternative investment ideas have been developed.

Oppenheimer Limited-Term Government Fund -  This Underlying Fund seeks high current return and safety of principal. It invests primarily in debt securities issued by the U.S. government or its agencies and instrumentalities.

Under normal market conditions, as a non-fundamental policy, this Underlying Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in debt securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements on those securities and hedging instruments approved by its Board of Trustees.

This Underlying Fund may invest up to 20% of its net assets in mortgage-backed securities that are not issued or guaranteed by the U.S. government, its agencies or instrumentalities, asset-backed securities, investment-grade corporate debt obligations having a rating at the time of acquisition by this Underlying Fund of at least "BBB" by Standard & Poor's Rating Service or "Baa" by Moody's Investors Service or a comparable rating by another nationally recognized securities rating organization or unrated corporate debt obligations deemed by the Manager to have a comparable rating, and certain other high quality debt obligations.

U.S. government securities include debt securities issued or guaranteed by the U.S. Treasury, such as Treasury bills, notes or bonds, and securities issued or guaranteed by U.S. government agencies or federally-chartered entities that are referred to as "instrumentalities" of the U.S. government.

Not all of the U.S. government securities this Underlying Fund buys are issued or guaranteed by the U.S. government as to payment of interest and repayment of principal. Some are backed by the right of the issuer to borrow from the U.S. Treasury. Others are backed only by the credit of the instrumentality. The securities this Underlying Fund buys may pay interest at fixed, floating, or variable rates, or may be "stripped" securities whose interest coupons have been separated from the security and sold separately.

This Underlying Fund seeks to maintain an average effective portfolio duration of not more than three years (measured on a dollar-weighted basis) to try to reduce the volatility of the value of its securities portfolio. However, it can invest in securities that have short-, medium- or long-term maturities and may use derivative investments to try to reduce interest rate risks. The duration of the portfolio might not meet that target at all times due to interest rate changes and other market events.

This Underlying Fund may also use derivatives to seek to increase its investment return or for hedging purposes. Options, futures, mortgage-related derivatives, total return swaps and credit default swaps are examples of derivatives this Underlying Fund can use.

This Underlying Fund invests significant amounts of its assets in mortgage-related derivative securities, such as collateralized mortgage obligations ("CMOs") and mortgage participation certificates. They include mortgage-related securities issued or guaranteed by instrumentalities of the U.S. government, such as the Government National Mortgage Association. This Underlying Fund also may enter into forward roll transactions.

This Underlying Fund can invest in "inverse floaters," which are derivative instruments that pay interest at rates that move in the opposite direction of yields on short-term securities. As short-term interest rates rise, the interest rate on inverse floaters falls and they produce less current income. As short-term interest rates fall, the interest rates on the inverse floaters increase and they pay more current income.

The portfolio managers compare the yields, relative values and risks of different types of U.S. government securities and government agency securities to provide portfolio diversity to help preserve principal. The portfolio managers currently focus on sectors of the U.S. government debt market that they believe offer good relative values, securities that have relatively high income potential, and securities that help reduce exposure to changes in interest rates to seek to preserve principal and meet its duration target. These factors may vary in particular cases and may change over time. This Underlying Fund may sell securities that the portfolio managers believe are no longer favorable with regard to these factors.

This Underlying Fund's share prices and distributions are not backed or guaranteed by the U.S. government.

Oppenheimer Main Street Fund® - This Underlying Fund seeks high total return. It mainly invests in common stocks of U.S. companies of different capitalization ranges. This Underlying Fund currently focuses on "larger capitalization" issuers, which are considered to be companies with market capitalizations equal to the companies in the Russell 1000. The portfolio managers use fundamental research and quantitative models to select securities for this Underlying Fund's portfolio, which is comprised of both growth and value stocks. While the process may change over time or vary in particular cases, in general the selection process currently uses:

•
A fundamental approach in analyzing issuers on factors such as a company's financial performance and prospects, industry position, and business model and management strength. Industry outlook, market trends and general economic conditions may also be considered.

•
Quantitative models to rank securities within each sector to identify potential buy and sell candidates for further fundamental analysis. A number of company-specific factors are analyzed in constructing the models, including valuation, fundamentals and momentum.

The portfolio is constructed and regularly monitored based upon several analytical tools, including quantitative investment models. This Underlying Fund aims to maintain a broadly diversified portfolio across major economic sectors by applying investment parameters for both sector and position size. The portfolio managers use the following sell criteria: the stock price is approaching its target, deterioration in the company's competitive position, poor execution by the company's management, or identification of more attractive alternative investment ideas.

Oppenheimer Main Street Select Fund® - This Underlying Fund seeks long-term capital appreciation. It invests primarily in common stock of a select group of U.S. companies. This Underlying Fund's portfolio will generally be invested in 35 or fewer issuers. It mainly focuses on "larger capitalization" issuers, which it considers to be companies within the market capitalization range of the Russell 1000 Index. However, it may invest in companies of any market capitalization and may invest in foreign issuers, including issuers in developing market countries.

     The portfolio managers use both quantitative models and fundamental research to select securities for this Underlying Fund. While the process may change over time or vary in particular cases, in general the selection process currently uses:

•	Fundamental analysis of issuers regarding factors such as financial performance, position in their industry, the strength of their business model and their management;

•
Quantitative models to rank securities within each sector to identify potential buy and sell candidates for further research. A number of company-specific factors are analyzed in constructing the models, including valuation, profitability, price momentum, and company fundamentals; and

•	Consideration of market and industry trends and general economic conditions.

This Underlying Fund aims to maintain a diversified portfolio across major economic sectors by applying investment parameters for both sector and position size. The portfolio also includes both growth and value stocks.  The portfolio managers may sell a security if the stock price is approaching its price target; if there has been a deterioration in the company's competitive position or poor execution by the company's management; or if more attractive alternative investment ideas have been identified.

Oppenheimer Main Street Small- & Mid-Cap Fund® - This Underlying Fund seeks capital appreciation. It mainly invests in common stocks of "small-cap" and "mid-cap" companies. A company's "market capitalization" is the value of its outstanding common stock. Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets, including any borrowings for investment purposes, in securities of companies having a market capitalization in the range of the Russell 2500 Index, a measure of small- to mid-cap issuers. The capitalization range of that index is subject to change due to market activity or changes in the composition of the index. The range of the Russell 2500 Index generally widens over time and it is reconstituted annually to preserve its small- and mid-cap character. This Underlying Fund measures a company's capitalization at the time the Underlying Fund buys a security and is not required to sell a security if the company's capitalization moves outside of the Underlying Fund's capitalization definition. The portfolio managers use both fundamental research and quantitative models to identify investment opportunities. While the process may change over time or vary in particular cases, in general the selection process currently:

•	aims to maintain broad diversification across all major economic sectors;

•	uses quantitative models, including sector-specific factors, to rank securities within each economic sector;

•	uses a fundamental approach to analyze issuers based on factors such as a company's financial performance, competitive strength, industry position, business practices and management; and

•	considers market trends, current industry outlooks and general economic conditions.

In constructing the portfolio, the Underlying Fund seeks to limit exposure to so-called "top-down" or "macro" risks, such as overall stock market movements, economic cycles, and interest rate or currency fluctuations. Instead, the portfolio managers seek to add value by selecting individual securities with superior company-specific fundamental attributes or relative valuations that they expect to outperform their industry and sector peers. This is commonly referred to as a "bottom-up" approach to portfolio construction.

The portfolio managers consider stock rankings, benchmark weightings and capitalization outlooks in determining security weightings for individual issuers. Although the Underlying Fund mainly invests in U.S. companies, it can invest in securities issued by companies or governments in any country. The Underlying Fund primarily invests in common stock but may also invest in other types of securities, such as units of master limited partnerships or other securities that are consistent with its investment objective.

The portfolio managers might sell a security if the price is approaching their price target, if the company's competitive position has deteriorated or the company's management has performed poorly, or if they have identified more attractive investment prospects.

Oppenheimer Master Inflation Protected Securities Fund, LLC -  This Underlying Fund seeks total return. Under normal conditions, it will invest at least 80% of its net assets, plus borrowings for investment purposes, in inflation-indexed debt securities of varying maturities issued by the U.S. government, foreign governments, their agencies and instrumentalities, and U.S. and foreign corporations. Although this is not a fundamental policy, the amount so invested will not be changed by this Underlying Fund's Board of Directors without providing shareholders at least 60 days prior notice of the change.

Inflation-indexed debt securities are fixed-income securities (also referred to as "bonds") that are structured to seek to provide protection against inflation, a sustained increase in the price of goods and services that erode the purchasing power of money. The value of a bond's principal or the interest rate paid is adjusted to track changes in a stated inflation measure. The value of the bond's principal or the interest rate paid on the bond is adjusted to track changes in a stated inflation measure. With respect to inflation-indexed bonds whose principal is adjusted with inflation, if the index measuring inflation falls, the principal value of the inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to smaller principal amounts) will be reduced. If the index measuring inflation rises, both the principal value and the interest payable (calculated with respect to a larger principal amount) will increase. With respect to inflation-indexed bonds whose interest rate is adjusted with inflation, instead of adjusting the bond's principal amount, the inflation adjustment is reflected in the coupon payment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds with similar maturities.

This Underlying Fund may invest a significant amount of its assets in Treasury Inflation-Protected Securities ("TIPS"). TIPS are backed by the full faith and credit of the U.S. government for payment of interest and repayment of principal and have little credit risk. The interest rate paid on TIPS is fixed. The principal value rises or falls semi-annually based on published changes to the Consumer Price Index. If inflation occurs, the principal amount will be adjusted upwards, resulting in increased interest payments. If deflation occurs, the principal amount will be adjusted downwards, resulting in lower interest payments. The principal amount payable at maturity is the greater of the adjusted principal amount and the original principal amount. While TIPS have little credit risk, they are subject to price fluctuations from changes in interest rates prior to their maturity.

This Underlying Fund may invest in inflation-indexed securities having short, intermediate or long maturities. It can invest in rated or unrated inflation-indexed securities. It does not limit its investments to a particular credit quality or rating category and can invest in inflation-indexed debt securities below investment grade (commonly called "junk bonds"). However, this Underlying Fund's investments in securities below investment grade, including its investments in inflation-indexed debt securities, will not exceed 20% of its net assets. This Underlying Fund may invest in inflation-indexed securities of issuers in both developed and emerging markets, and can invest up to 100% of its total assets in foreign securities. This Underlying Fund may buy inflation-indexed debt securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range.

When selecting inflation-indexed debt securities for investment, the Manager, seeks to build a broadly diversified portfolio to try to moderate the special risks of investing in inflation-indexed debt securities. This Underlying Fund's portfolio manager typically employs a "top down" model to analyze and predict the direction of global inflation rates and economic conditions. In selecting securities, this Underlying Fund's portfolio manager researches the universe of inflation-indexed government and corporate securities and weighs yields and relative values against risks. The portfolio manager currently focuses on the following factors, which may vary in particular cases and may change over time:

•
Inflation rates and implied inflation rates (the difference in yield between conventional government bonds and related inflation-indexed bonds of comparable maturity) in the United States and other countries,

•	Interest rates,

•	Economic and monetary policy of the U.S. government and foreign governments, and

•	Economic conditions in the United States and other countries.

In addition to investments in inflation-indexed securities, this Underlying Fund may use certain other investments and investment strategies, including investments and investment strategies that are not indexed to inflation, described further below and in the Statement of Additional Information. The Manager might not always use all of these different types of investments and strategies. The allocation of this Underlying Fund's portfolio among the different types of permitted investments will vary over time based upon the Manger's evaluation of economic and market trends.

Oppenheimer Master International Value Fund, LLC - This Underlying Fund seeks long-term capital appreciation. It invests mainly in common stocks of companies that are domiciled outside of the United States, or have their primary operations outside the United States, that the investment manager believes are undervalued. It can invest in issuers in any market capitalization range and at times may invest a substantial portion of its assets in a particular capitalization range such as small- or mid-sized companies. This Underlying Fund can invest in emerging as well as developed markets throughout the world, and can invest 100% of its assets in foreign securities. Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in common and preferred stock of issuers in at least five different countries outside the United States. Those investments include securities of companies organized under the laws of a foreign country or companies that have more than 50% of their operations or assets abroad, or derive more than 50% of their revenue or profits from businesses, investments or sales outside the United States.

This Underlying Fund can invest in securities traded primarily on foreign securities exchanges or in foreign over-the-counter markets but considers securities of foreign issuers that are represented in the U.S. securities markets by American Depository Receipts ("ADRs") or similar depository arrangements to be "foreign securities" for purposes of its investment allocations.

In selecting securities, the portfolio manager evaluates investment opportunities on a company-by-company basis. He uses a value criteria and a "bottom up" investment approach - that is, analyzing individual stocks before considering the impact of general or industry economic trends. The portfolio manager estimates a company's fair value and compares the estimated value to the company's stock price. This includes fundamental analysis of a company's financial statements, profitability, management structure, operations, business strategy, product development, and competitive positioning, as well as its industry and sector. The portfolio manager monitors individual issuers for changes in the factors above that may lead to a decision to sell a security. The portfolio manager may also sell a security if its share price meets the portfolio manager's targeted price, or if the portfolio manager determines that a new or better investment idea has emerged, but is not required to do so. In addition to investments in stocks, this Underlying Fund may use derivatives and certain other investments and strategies described in its prospectus and Statement of Additional Information.

Oppenheimer Master Loan Fund, LLC - This Underlying Fund seeks as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. Under normal circumstances, it will invest at least 80% of its net assets in loans made to U.S. and foreign corporations, partnerships or other business entities. It may invest directly in loans (as an original lender or by assignment from a lender) or indirectly in loans through loan participation agreements or certain derivative instruments.

This Underlying Fund may invest in loans with fixed interest rates or in "floating" or "adjustable" rate loans that pay interest at rates that float above or are adjusted periodically based on a benchmark that reflects current interest rates, such as the "prime rate" offered by one or more major U.S. banks or the London Inter-Bank Offered Rate (referred to as "LIBOR"). It can invest in collateralized or uncollateralized loans and has no limits on the maturity of loans or the market capitalization range of borrowers.

This Underlying Fund can invest without limit in loans that are below investment grade (sometimes referred to as "junk bonds"). Those are loans rated below BBB- by Standard & Poor's Ratings Services or Baa3 by Moody's Investors Service, Inc., or that have comparable ratings by another rating organization. This Underlying Fund may also invest in unrated loans, including those considered to be below investment grade. It can invest in loans made in connection with highly leveraged transactions, loans where the borrower is experiencing financial difficulty or is insolvent and in loans that are in default at the time this Underlying Fund buys them. When selecting loans for investment, the investment manager performs its own analysis based on information obtained from agents that originate or administer loans, other lenders, and ratings organizations, among other sources that may consider various factors such as the past and projected financial performance; tangible assets and cash flows; management quality and depth; collateral quality, if any; and the state of its industry. The portfolio manager may also consider the credit quality of the agent bank's or other intermediaries' debt obligations and the market for loans generally. The portfolio manager will continue to monitor the credit quality of loans and the status of the applicable borrowers for the duration of this Underlying Fund's investment. In addition to investments in loans, this Underlying Fund may invest in other debt obligations, derivatives and may use other investments and strategies described in its prospectus and Statement of Additional Information.

Oppenheimer Real Estate Fund - This Underlying Fund seeks total return through investment in real estate securities. Under normal market conditions, it invests at least 80% of its net assets (including borrowings for investment purposes) in common stocks and other equity securities of real estate companies. This Underlying Fund primarily invests in real estate investment trusts ("REITs") but may also invest in real estate operating companies ("REOCs") and other real estate related securities. The assets of the REITs that this Underlying Fund invests in are primarily land and buildings, although it may invest in REITs that hold mortgages or a combination of investments types.

Oppenheimer Rising Dividends Fund - This Underlying Fund seeks total return. It invests mainly in common stocks of companies that currently pay dividends or are expected to begin paying dividends in the future and emphasizes investments in companies that are expected to grow their dividends over time. Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets in securities of companies that the portfolio managers expect to experience dividend growth, including companies that currently pay dividends and are expected to increase them and companies that do not currently pay dividends but are expected to begin paying them in the near future.

This Underlying Fund can invest in issuers in all capitalization ranges. Currently, its stock investments are focused on large-cap issuers, but that emphasis can change over time. While this Underlying Fund mainly invests in common stocks of U.S. companies, it may also invest in other securities, including foreign stocks, fixed-income instruments, convertible securities, preferred stocks, and derivatives such as covered call options.

In selecting investments for this Underlying Fund, the Underlying Fund uses a "top down" approach that focuses on broad economic trends affecting entire markets and industries, as well as a "bottom up" approach that focuses on the fundamental prospects of individual companies and issuers.

Oppenheimer Small- & Mid- Cap Value Fund - This Underlying Fund seeks capital appreciation. It mainly invests in common stocks of U.S. companies that have a market capitalization up to $13 billion. That range includes both small- and mid-cap stocks. This Underlying Fund has no fixed ratio for the percentage of small-cap and mid-cap stocks required to be held in its portfolio. Under normal market conditions this Underlying Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-cap and mid-cap issuers.

This Underlying Fund primarily invests in U.S. companies but may also purchase securities of issuers in any country, including developed and emerging market countries. While it has no limits on the percentage of its assets it can invest in foreign securities, normally it does not expect to invest substantial amounts of its assets in foreign securities and generally limits investments in emerging markets to not more than 5% of its total assets. This Underlying Fund emphasizes securities that the portfolio manager believes are undervalued.

In selecting investments for this Underlying Fund, the portfolio manager looks for stocks of small- and mid-cap companies that he believes have been undervalued by the market. A security may be undervalued because the market is not aware of the issuer's intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. This Underlying Fund seeks to realize gains in the prices of those securities when other investors recognize their real or prospective worth. The portfolio manager uses a "bottom up" approach to select securities one at a time before considering industry trends. Those companies may have a low ratio of their stock price to earnings, for example. The portfolio manager also analyzes factors such as a company's book value, sales, earnings, growth potential and cash flows. After considering these criteria, the portfolio manager may look at broader industry and economic trends that could affect the growth potential of particular small- and mid-cap stocks. The portfolio manager currently focuses on companies with the following characteristics, which may vary in particular cases and may change over time:

•	Favorable supply/demand conditions for key products

•	Development of new products or businesses

•	Quality of management

•	Competitive position in the marketplace

•	Effective allocation of capital

This Underlying Fund may sell securities that the portfolio manager believes no longer meet the above criteria, but is not required to do so.

Oppenheimer U.S. Government Trust - This Underlying Fund seeks high current income consistent with the preservation of capital. It mainly invests in debt securities issued or guaranteed by the U.S. Treasury or by other agencies or entities of the U.S. government, referred to as "instrumentalities."

Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in U.S. government securities. It typically invests a substantial portion of its assets in mortgage-related U.S. government securities, including collateralized mortgage obligations (called CMOs), mortgage participation certificates and forward rolls. It may also invest up to 20% of its net assets in securities issued by private entities, including mortgage-related securities that do not have any government guarantees.

     The portfolio managers weigh yields and relative values against risks and they currently focus on securities that they feel have high relative income potential. This Underlying Fund may invest in debt securities that pay interest at fixed, floating or variable rates and can buy securities of any maturity. When the average maturity of its portfolio is longer, its share prices may fluctuate more when interest rates change. This Underlying Fund limits its investments in private issuer securities to investment-grade securities but it is not required to dispose of a debt security if its rating falls after it is purchased.

     This Underlying Fund may use derivative instruments, including futures, CMOs, and total return swaps to try to enhance income and manage investment risks. The prices of derivative securities may be more volatile than the prices of other types of securities. This Underlying Fund's share prices and distributions are not backed or guaranteed by the U.S. government.

Oppenheimer Value Fund - This Underlying Fund seeks long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration. It mainly invests in common stocks of companies that the portfolio manager believes are undervalued. It may also invest in other equity securities, such as preferred stock, rights, warrants and securities convertible into common stock. This Underlying Fund may buy securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range. While it does not limit its investments to issuers in a particular capitalization range, the portfolio manager currently focuses on securities of larger-size companies.

This Underlying Fund may invest up to 25% of its total assets in foreign securities of companies or governments in any country, including in developed and emerging market countries. It may invest up to 10% of its net assets in debt securities.

In selecting investments, the portfolio manager looks for companies he believes have been undervalued by the market. A security may be undervalued because the market is not aware of the issuer's intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. This Underlying Fund seeks to realize gains in the prices of those securities when other investors recognize their real or prospective worth. The portfolio manager uses a "bottom up" approach to select securities one at a time before considering industry trends. The portfolio manager uses fundamental analysis to select securities based on factors such as a company's long-term earnings and growth potential. The portfolio manager currently focuses on companies with the following characteristics, which may vary in particular cases and may change over time:

•	Attractive valuation,

•	Future supply/demand conditions for its key products,

•	Product cycles,

•	Quality of management,

•	Competitive position in the market place,

•	Reinvestment plans for cash generated,

•	Better-than-expected earnings reports.

The portfolio manager also monitors individual issuers for changes in their business fundamentals or prospects that may trigger a decision to sell a security, but does not require a decision to do so. The portfolio manager may consider selling a stock for one or more of the following reasons:

•	the stock price is approaching its price target,

•	the company's fundamentals are deteriorating, or

•	alternative investment ideas have been developed.

STATEMENT OF ADDITIONAL INFORMATION
TO THE COMBINED PROSPECTUS/PROXY STATEMENT
OF
OPPENHEIMER PORTFOLIO SERIES: MODERATE INVESTOR FUND
PART B

Acquisition of the Assets of
OPPENHEIMER TRANSITION 2015 FUND
OPPENHEIMER TRANSITION 2020 FUND
OPPENHEIMER TRANSITION 2025 FUND

By and in exchange for Class A, Class B, Class C, Class N and Class Y Shares of
OPPENHEIMER PORTFOLIO SERIES: MODERATE INVESTOR FUND

This Statement of Additional Information (the “Reorganization SAI”) to the Combined Prospectus/Proxy Statement relates specifically to the proposed delivery of  all of the assets of Oppenheimer Transition 2015 Fund (“Transition 2015 Fund”), Oppenheimer Transition 2020 Fund (“Transition 2020 Fund”) and Oppenheimer Transition 2025 Fund (“Transition 2025 Fund,” and together with Transition 2015 Fund and Transition 2020 Fund, the “Target Funds” and each, a “Target Fund”), for Class A, Class B, Class C, Class N and Class Y shares of Oppenheimer Portfolio Series: Moderate Investor Fund, a series of Oppenheimer Portfolio Series (the “Acquiring Fund”) (the foregoing with respect to each Target Fund being referred to as the “Reorganization,” and with respect to all of the Target Funds, the “Reorganizations”).

This Reorganization SAI consists of this Cover Page and the following documents which are incorporated into this Reorganization SAI by reference: (i) the Statement of Additional Information of each of the Target Funds dated June 28, 2011; (ii) the Statement of Additional Information of the Acquiring Fund dated May 30, 2012; (iii) the annual report of each of the Target Funds dated February 29, 2012, which includes audited financial statements of the respective Target Fund for the 12-month period ended February 29, 2012 and management’s discussion of fund performance; and (iv) the annual report of the Acquiring Fund dated January 31, 2012, which includes audited financial statements for the 12-month period ended January 31, 2012 and management’s discussion of fund performance.

This Reorganization SAI is not a Prospectus; you should read this Reorganization SAI in conjunction with the Combined Prospectus/Proxy Statement dated July 27, 2012, relating to the Reorganization. You can request a copy of the Combined Prospectus/Proxy Statement by calling 1.800.225.5677, by visiting the website at www.oppenheimerfunds.com or by writing OppenheimerFunds Services at P.O. Box 5270, Denver, Colorado 80217. The date of this Reorganization SAI is July 27, 2012.

EXHIBIT D

PRO FORMA FINANCIAL STATEMENTS

Pro Forma Combining Statements of Investments January 31, 2012 (Unaudited)
Moderate Investor Fund/Oppenheimer Transition 2015 Fund/Oppenheimer Transition 2020 Fund/Oppenheimer Transition 2025 Fund

										Pro Forma
									Oppenheimer	Combined
	Moderate	Oppenheimer	Oppenheimer	Oppenheimer		Moderate	Oppenheimer	Oppenheimer	Transition	Moderate
	Investor	Transition 2015	Transition 2020	Transition 2025	Combined	Investor	Transition 2015	Transition 2020	2025	Investor
	Fund	Fund	Fund	Fund	Pro Forma	Fund	Fund	Fund	Fund	Fund
	Shares	Shares	Shares	Shares	Shares	Value	Value	Value	Value	Value

Investment Companies—100.2%1

Alternative Funds—9.2%

Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	11,464,253	931,869	865,139	87,241	13,348,502	$39,093,103	$3,177,675	$2,950,125	$297,491	$45,518,394

Oppenheimer Gold & Special Minerals Fund, Cl. Y	249,850	19,935	18,960	1,670	290,415	9,651,722	770,102	732,411	64,496	11,218,731

Oppenheimer Master Inflation Protected Securities Fund, LLC	2,496,109	202,202	188,623	21,692	2,908,626	29,271,311	2,371,180	2,211,945	254,376	34,108,812

Oppenheimer Real Estate Fund, Cl. Y	1,006,120	75,834	71,115	6,963	1,160,032	21,691,943	1,634,975	1,533,238	150,130	25,010,286

						99,708,079	7,953,932	7,427,719	766,493	115,856,223

Domestic Equity Funds—38.3%
Oppenheimer Capital Appreciation Fund, Cl. Y	2,762,136	231,789	406,129	283,268	3,683,322	130,234,697	10,928,855	19,148,981	13,356,107	173,668,640

Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	2,297,101	194,301	340,023	233,750	3,065,175	51,409,111	4,348,445	7,609,715	5,231,325	68,598,596

Oppenheimer Value Fund, Cl. Y	8,309,915	692,020	1,216,470	829,093	11,047,498	181,156,146	15,086,038	26,519,045	18,074,217	240,835,446

						362,799,954	30,363,338	53,277,741	36,661,649	483,102,682

Domestic Fixed Income Funds—28.2%
Oppenheimer Champion Income Fund, Cl. Y	14,627,797	988,161	1,132,706	560,956	17,309,620	26,183,757	1,768,810	2,027,543	1,004,111	30,984,221

Oppenheimer Core Bond Fund, Cl. Y	24,401,124	1,740,215	1,970,181	975,497	29,087,017	163,487,530	11,659,440	13,200,213	6,535,830	194,883,013

Oppenheimer Limited-Term Government Fund, Cl. Y	11,723,064	832,765	941,371	458,976	13,956,176	109,493,418	7,778,023	8,792,405	4,286,832	130,350,678

						299,164,705	21,206,273	24,020,161	11,826,773	356,217,912

Foreign Equity Funds—14.3%
Oppenheimer Developing Markets Fund, Cl. Y	546,324	56,744	127,446	121,531	852,045	17,258,382	1,792,550	4,026,023	3,839,177	26,916,132

Oppenheimer International Growth Fund, Cl. Y	2,364,206	254,264	568,166	532,365	3,719,001	63,431,650	6,821,897	15,243,895	14,283,346	99,780,788

Oppenheimer International Small Company Fund, Cl. Y	290,089	32,143	68,615	65,632	456,479	5,671,243	628,387	1,341,420	1,283,113	8,924,163

Oppenheimer International Value Fund, Cl. Y	2,186,520	219,120	514,190	493,305	3,413,135	29,036,992	2,909,916	6,828,447	6,551,086	45,326,441

		.				115,398,267	12,152,750	27,439,785	25,956,722	180,947,524

Foreign Fixed Income Fund—7.7%
Oppenheimer International Bond Fund, Cl. Y	12,823,081	888,214	1,004,415	603,448	15,319,158	81,683,023	5,657,926	6,398,125	3,843,965	97,583,039

										Pro Forma
	Moderate	Oppenheimer	Oppenheimer	Oppenheimer		Moderate	Oppenheimer	Oppenheimer	Oppenheimer	Combined
	Investor	Transition 2015	Transition 2020	Transition 2025	Combined	Investor	Transition 2015	Transition 2020	Transition 2025	Moderate
	Fund	Fund	Fund	Fund	Pro Forma	Fund	Fund	Fund	Fund	Investor Fund
	Shares	Shares	Shares	Shares	Shares	Value	Value	Value	Value	Value

Money Market Fund—2.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.23%2	26,083,846	1,870,263	2,119,569	1,036,783	31,110,461	26,083,846	1,870,263	2,119,569	1,036,783	31,110,461

Total Investments, at Value (Cost $943,402,892, Cost $71,322,168, Cost $107,477,398, Cost $72,409,293, Combined $1,194,611,751)	100.2%	100.0%	100.2%	100.3%	100.2%	984,837,874	79,204,482	120,683,100	80,092,385	1,264,817,841

Other Assets Net of Liabilities/Liabilities in Excess of Other Assets	(0.2)	0.0	(0.2)	(0.3)	(0.2)	(2,289,967)	5,847	(300,768)	(210,651)	(2,795,539)
Pro Forma Adjustment					(0.0)					(181,200)

Net Assets	100.0%	100.0%	100.0%	100.0%	100.0%	$982,547,907	$79,210,329	$120,382,332	$79,881,734	$1,261,841,102

Footnotes to Statement of Investments

1.
Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
Moderate Investor Fund	January 31, 2011	Additions	Reductions	January 31, 2012

Oppenheimer Capital Appreciation Fund, Cl. Y	2,910,692	196,026	344,582	2,762,136
Oppenheimer Champion Income Fund, Cl. Y	14,308,867	1,869,647	1,550,717	14,627,797

Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	11,909,155	1,739,920	2,184,822	11,464,253
Oppenheimer Core Bond Fund, Cl. Y	24,439,590	4,142,967	4,181,433	24,401,124
Oppenheimer Developing Markets Fund, Cl. Y	570,332	36,562	60,570	546,324
Oppenheimer Gold & Special Minerals Fund, Cl. Y	224,095	45,409	19,654	249,850
Oppenheimer Institutional Money Market Fund, Cl. E	25,423,580	2,982,101	2,321,835	26,083,846
Oppenheimer International Bond Fund, Cl. Y	12,079,581	2,069,058	1,325,558	12,823,081
Oppenheimer International Growth Fund, Cl. Y	2,421,961	188,872	246,627	2,364,206
Oppenheimer International Small Company Fund, Cl. Y	313,221	27,892	51,024	290,089
Oppenheimer International Value Fund, Cl. Y (formerly Oppenheimer Quest International Value Fund, Cl. Y)	2,000,952	433,004	247,436	2,186,520
Oppenheimer Limited-Term Government Fund, Cl. Y	12,012,357	1,445,529	1,734,822	11,723,064
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	2,470,478	220,596	393,973	2,297,101
Oppenheimer Master Inflation Protected Securities Fund, LLC	2,675,110	286,231	465,232	2,496,109
Oppenheimer Real Estate Fund, Cl. Y	1,092,550	57,798	144,228	1,006,120
Oppenheimer Value Fund, Cl. Y	8,149,679	1,122,320	962,084	8,309,915

Realized
Value	Income	Gain (Loss)

Oppenheimer Capital Appreciation Fund, Cl. Y	$130,234,697	$754,017	$(864,448)
Oppenheimer Champion Income Fund, Cl. Y	26,183,757	2,295,763	(6,347,599)

Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	39,093,103	2,421,633	(7,329,922)
Oppenheimer Core Bond Fund, Cl. Y	163,487,530	8,299,279	(11,023,975)
Oppenheimer Developing Markets Fund, Cl. Y	17,258,382	362,656	65,525
Oppenheimer Gold & Special Minerals Fund, Cl. Y	9,651,722	211,399	(91,647)
Oppenheimer Institutional Money Market Fund, Cl. E	26,083,846	47,589	—
Oppenheimer International Bond Fund, Cl. Y	81,683,023	4,516,375	(107,909)
Oppenheimer International Growth Fund, Cl. Y	63,431,650	761,130	240,894
Oppenheimer International Small Company Fund, Cl. Y	5,671,243	279,254	(3,581)
Oppenheimer International Value Fund, Cl. Y (formerly Oppenheimer Quest International Value Fund, Cl. Y)	29,036,992	453,902	(66,819)
Oppenheimer Limited-Term Government Fund, Cl. Y	109,493,418	3,289,577	(286,977)
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	51,409,111	295,168	872,568
Oppenheimer Master Inflation Protected Securities Fund, LLC	29,271,311	982,511	a	570,793	a
Oppenheimer Real Estate Fund, Cl. Y	21,691,943	240,233	270,959
Oppenheimer Value Fund, Cl. Y	181,156,146	2,927,672	(3,090,138)

$984,837,874	$28,138,158	$(27,192,276)

a.	Represents the amount allocated to the Fund from Oppenheimer Master Inflation Protected Securities Fund, LLC.

Oppenheimer Transition 2015	Shares	Gross	Gross	Shares
Fund	January 31, 2011	Additions	Reductions	January 31, 2012

Oppenheimer Capital Appreciation Fund, Cl. Y	210,932	53,044	32,187	231,789
Oppenheimer Champion Income Fund, Cl. Y	760,384	321,011	93,234	988,161

Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	804,928	265,794	138,853	931,869
Oppenheimer Core Bond Fund, Cl. Y	1,409,156	590,206	259,147	1,740,215
Oppenheimer Developing Markets Fund, Cl. Y	54,509	13,288	11,053	56,744
Oppenheimer Gold & Special Minerals Fund, Cl. Y	15,194	6,431	1,690	19,935
Oppenheimer Institutional Money Market Fund, Cl. E	1,613,107	429,958	172,802	1,870,263
Oppenheimer International Bond Fund, Cl. Y	673,740	308,117	93,643	888,214
Oppenheimer International Growth Fund, Cl. Y	243,320	57,586	46,642	254,264
Oppenheimer International Small Company Fund, Cl. Y	30,076	7,760	5,693	32,143
Oppenheimer International Value Fund, Cl. Y (formerly Oppenheimer Quest International Value Fund, Cl. Y)	193,367	57,393	31,640	219,120
Oppenheimer Limited-Term Government Fund, Cl. Y	690,788	252,706	110,729	832,765
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	179,860	49,797	35,356	194,301
Oppenheimer Master Inflation Protected Securities Fund, LLC	189,936	73,038	60,772	202,202
Oppenheimer Real Estate Fund, Cl. Y	67,940	14,654	6,760	75,834
Oppenheimer Value Fund, Cl. Y	584,998	185,954	78,932	692,020

			Realized
	Value	Income	Gain (Loss)

Oppenheimer Capital Appreciation Fund, Cl. Y	$10,928,855	$63,393	$(26,565)
Oppenheimer Champion Income Fund, Cl. Y	1,768,810	141,928	(13,574)

Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	3,177,675	196,192	(7,950)
Oppenheimer Core Bond Fund, Cl. Y	11,659,440	538,357	(27,135)
Oppenheimer Developing Markets Fund, Cl. Y	1,792,550	37,390	(9,059)
Oppenheimer Gold & Special Minerals Fund, Cl. Y	770,102	16,805	(10,114)
Oppenheimer Institutional Money Market Fund, Cl. E	1,870,263	3,175	—
Oppenheimer International Bond Fund, Cl. Y	5,657,926	294,003	(19,451)

Realized
Value	Income	Gain (Loss)

Oppenheimer International Growth Fund, Cl. Y	6,821,897	80,571	3,666
Oppenheimer International Small Company Fund, Cl. Y	628,387	30,773	(9,344)
Oppenheimer International Value Fund, Cl. Y (formerly Oppenheimer Quest International Value Fund, Cl. Y)	2,909,916	47,750	(43,374)
Oppenheimer Limited-Term Government Fund, Cl. Y	7,778,023	210,508	(10,258)
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	4,348,445	24,873	(749)
Oppenheimer Master Inflation Protected Securities Fund, LLC	2,371,180	78,195	a	39,916	a
Oppenheimer Real Estate Fund, Cl. Y	1,634,975	16,825	(5,701)
Oppenheimer Value Fund, Cl. Y	15,086,038	241,185	(105,957)

$79,204,482	$2,021,923	$(245,649)

a.	Represents the amount allocated to the Fund from Oppenheimer Master Inflation Protected Securities Fund, LLC.

Oppenheimer Transition 2020	Shares	Gross	Gross	Shares
Fund	January 31, 2011	Additions	Reductions	January 31, 2012

Oppenheimer Capital Appreciation Fund, Cl. Y	390,155	94,130	78,156	406,129
Oppenheimer Champion Income Fund, Cl. Y	878,139	382,731	128,164	1,132,706

Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	634,489	368,647	137,997	865,139
Oppenheimer Core Bond Fund, Cl. Y	1,621,160	705,351	356,330	1,970,181
Oppenheimer Developing Markets Fund, Cl. Y	114,522	30,642	17,718	127,446
Oppenheimer Gold & Special Minerals Fund, Cl. Y	11,665	9,209	1,914	18,960
Oppenheimer Institutional Money Market Fund, Cl. E	1,793,204	558,884	232,519	2,119,569
Oppenheimer International Bond Fund, Cl. Y	776,597	374,255	146,437	1,004,415
Oppenheimer International Growth Fund, Cl. Y	508,969	143,387	84,190	568,166
Oppenheimer International Small Company Fund, Cl. Y	63,354	17,827	12,566	68,615
Oppenheimer International Value Fund, Cl. Y (formerly Oppenheimer Quest International Value Fund, Cl. Y)	407,230	167,678	60,718	514,190

Oppenheimer Transition 2020	Shares	Gross	Gross	Shares
Fund	January 31, 2011	Additions	Reductions	January 31, 2012

Oppenheimer Limited-Term Government Fund, Cl. Y	805,139	283,877	147,645	941,371
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	327,684	87,897	75,558	340,023
Oppenheimer Master Inflation Protected Securities Fund, LLC	143,032	104,811	59,220	188,623
Oppenheimer Real Estate Fund, Cl. Y	53,609	25,290	7,784	71,115
Oppenheimer Value Fund, Cl. Y	1,083,292	324,760	191,582	1,216,470

Realized
Value	Income	Gain (Loss)

Oppenheimer Capital Appreciation Fund, Cl. Y	$19,148,981	$111,071	$(95,576)
Oppenheimer Champion Income Fund, Cl. Y	2,027,543	163,036	(23,295)

Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	2,950,125	181,623	(17,222)
Oppenheimer Core Bond Fund, Cl. Y	13,200,213	618,464	(486,451)
Oppenheimer Developing Markets Fund, Cl. Y	4,026,023	83,630	(60,752)
Oppenheimer Gold & Special Minerals Fund, Cl. Y	732,411	15,920	(14,913)
Oppenheimer Institutional Money Market Fund, Cl. E	2,119,569	3,575	—
Oppenheimer International Bond Fund, Cl. Y	6,398,125	337,060	(40,448)
Oppenheimer International Growth Fund, Cl. Y	15,243,895	178,740	(119,909)
Oppenheimer International Small Company Fund, Cl. Y	1,341,420	65,517	(29,757)
Oppenheimer International Value Fund, Cl. Y (formerly Oppenheimer Quest International Value Fund, Cl. Y)	6,828,447	109,704	(165,761)
Oppenheimer Limited-Term Government Fund, Cl. Y	8,792,405	241,792	(13,355)
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	7,609,715	43,307	(8,095)
Oppenheimer Master Inflation Protected Securities Fund, LLC	2,211,945	63,154	a	34,190	a
Oppenheimer Real Estate Fund, Cl. Y	1,533,238	14,728	(16,394)
Oppenheimer Value Fund, Cl. Y	26,519,045	426,316	(312,229)

$120,683,100	$2,657,637	$(1,369,967)

a.	Represents the amount allocated to the Fund from Oppenheimer Master Inflation Protected Securities Fund, LLC.

Oppenheimer Transition 2025	Shares	Gross	Gross	Shares
Fund	January 31, 2011	Additions	Reductions	January 31, 2012

Oppenheimer Capital Appreciation Fund, Cl. Y	234,101	97,101	47,934	283,268
Oppenheimer Champion Income Fund, Cl. Y	381,962	252,641	73,647	560,956

Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	—	96,555	9,314	87,241
Oppenheimer Core Bond Fund, Cl. Y	686,690	475,469	186,662	975,497
Oppenheimer Developing Markets Fund, Cl. Y	98,732	43,975	21,176	121,531
Oppenheimer Gold & Special Minerals Fund, Cl. Y	—	1,873	203	1,670
Oppenheimer Institutional Money Market Fund, Cl. E	837,566	367,693	168,476	1,036,783
Oppenheimer International Bond Fund, Cl. Y	432,367	267,150	96,069	603,448
Oppenheimer International Growth Fund, Cl. Y	435,458	190,618	93,711	532,365
Oppenheimer International Small Company Fund, Cl. Y	53,228	24,366	11,962	65,632
Oppenheimer International Value Fund, Cl. Y (formerly Oppenheimer Quest International Value Fund, Cl. Y)	346,843	214,115	67,653	493,305
Oppenheimer Limited-Term Government Fund, Cl. Y	317,866	224,550	83,440	458,976
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	194,691	86,848	47,789	233,750
Oppenheimer Master Inflation Protected Securities Fund, LLC	—	24,822	3,130	21,692
Oppenheimer Real Estate Fund, Cl. Y	—	7,801	838	6,963
Oppenheimer Value Fund, Cl. Y	669,706	309,513	150,126	829,093

			Realized
	Value	Income	Gain (Loss)

Oppenheimer Capital Appreciation Fund, Cl. Y	$13,356,107	$78,387	$(94,962)
Oppenheimer Champion Income Fund, Cl. Y	1,004,111	77,722	(14,751)

Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	297,491	18,603	(3,693)
Oppenheimer Core Bond Fund, Cl. Y	6,535,830	292,484	(5,804)
Oppenheimer Developing Markets Fund, Cl. Y	3,839,177	80,645	(69,700)
Oppenheimer Gold & Special Minerals Fund, Cl. Y	64,496	1,430	(1,890)

Realized
Value	Income	Gain (Loss)

Oppenheimer Institutional Money Market Fund, Cl. E	1,036,783	1,744	—
Oppenheimer International Bond Fund, Cl. Y	3,843,965	199,298	(31,892)
Oppenheimer International Growth Fund, Cl. Y	14,283,346	170,535	(159,060)
Oppenheimer International Small Company Fund, Cl. Y	1,283,113	63,374	(35,697)
Oppenheimer International Value Fund, Cl. Y (formerly Oppenheimer Quest International Value Fund, Cl. Y)	6,551,086	105,255	(192,831)
Oppenheimer Limited-Term Government Fund, Cl. Y	4,286,832	112,296	(7,504)
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	5,231,325	30,557	(52,656)
Oppenheimer Master Inflation Protected Securities Fund, LLC	254,376	1,957	a	1,744	a
Oppenheimer Real Estate Fund, Cl. Y	150,130	917	(1,987)
Oppenheimer Value Fund, Cl. Y	18,074,217	295,754	(275,013)

$80,092,385	$1,530,958	$(945,696)

a.	Represents the amount allocated to the Fund from Oppenheimer Master Inflation Protected Securities Fund, LLC.

Pro Forma Combined	Shares	Gross	Gross	Shares
Moderate Investor Fund	January 31, 2011	Additions	Reductions	January 31, 2012

Oppenheimer Capital Appreciation Fund, Cl. Y	3,745,880	440,301	502,859	3,683,322
Oppenheimer Champion Income Fund, Cl. Y	16,329,352	2,826,030	1,845,762	17,309,620

Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	13,348,572	2,470,916	2,470,986	13,348,502
Oppenheimer Core Bond Fund, Cl. Y	28,156,596	5,913,993	4,983,572	29,087,017
Oppenheimer Developing Markets Fund, Cl. Y	838,095	124,467	110,517	852,045
Oppenheimer Gold & Special Minerals Fund, Cl. Y	250,954	62,922	23,461	290,415
Oppenheimer Institutional Money Market Fund, Cl. E	29,667,457	4,338,636	2,895,632	31,110,461
Oppenheimer International Bond Fund, Cl. Y	13,962,285	3,018,580	1,661,707	15,319,158
Oppenheimer International Growth Fund, Cl. Y	3,609,708	580,463	471,170	3,719,001
Oppenheimer International Small Company Fund, Cl. Y	459,879	77,845	81,245	456,479
Oppenheimer International Value Fund, Cl. Y (formerly Oppenheimer Quest International Value Fund, Cl. Y)	2,948,392	872,190	407,447	3,413,135

Pro Forma Combined	Shares	Gross	Gross	Shares
Moderate Investor Fund	January 31, 2011	Additions	Reductions	January 31, 2012

Oppenheimer Limited-Term Government Fund, Cl. Y	13,826,150	2,206,662	2,076,636	13,956,176
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	3,172,713	445,138	552,676	3,065,175
Oppenheimer Master Inflation Protected Securities Fund, LLC	3,008,078	488,902	588,354	2,908,626
Oppenheimer Real Estate Fund, Cl. Y	1,214,099	105,543	159,610	1,160,032
Oppenheimer Value Fund, Cl. Y	10,487,675	1,942,547	1,382,724	11,047,498

Realized
Value	Income	Gain (Loss)

Oppenheimer Capital Appreciation Fund, Cl. Y	$173,668,640	$1,006,868	$(1,081,551)
Oppenheimer Champion Income Fund, Cl. Y	30,984,221	2,678,449	(6,399,219)

Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	45,518,394	2,818,051	(7,358,787)
Oppenheimer Core Bond Fund, Cl. Y	194,883,013	9,748,584	(11,543,365)
Oppenheimer Developing Markets Fund, Cl. Y	26,916,132	564,321	(73,986)
Oppenheimer Gold & Special Minerals Fund, Cl. Y	11,218,731	245,554	(118,564)
Oppenheimer Institutional Money Market Fund, Cl. E	31,110,461	56,083	—
Oppenheimer International Bond Fund, Cl. Y	97,583,039	5,346,736	(199,700)
Oppenheimer International Growth Fund, Cl. Y	99,780,788	1,190,976	(34,409)
Oppenheimer International Small Company Fund, Cl. Y	8,924,163	438,918	(78,379)
Oppenheimer International Value Fund, Cl. Y (formerly Oppenheimer Quest International Value Fund, Cl. Y)	45,326,441	716,611	(468,785)
Oppenheimer Limited-Term Government Fund, Cl. Y	130,350,678	3,854,173	(318,094)
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	68,598,596	393,905	811,068
Oppenheimer Master Inflation Protected Securities Fund, LLC	34,108,812	1,125,817	a	646,643	a
Oppenheimer Real Estate Fund, Cl. Y	25,010,286	272,703	246,877
Oppenheimer Value Fund, Cl. Y	240,835,446	3,890,927	(3,783,337)

$1,264,817,841	$34,348,676	$(29,753,588)

a.	Represents the amount allocated to the Fund from Oppenheimer Master Inflation Protected Securities Fund, LLC.

2.	Rate shown is the 7-day yield as of January 31, 2012.

Pro Forma Combining Statements of Assets and Liabilities January 31, 2012 (Unaudited)
Moderate Investor Fund (A Series of Oppenheimer Portfolio Series) and Oppenheimer Transition 2015 Fund, Oppenheimer Transition 2020 Fund, and Oppenheimer Transition 2025 Fund

						Pro Forma
						Combined
	Moderate	Oppenheimer	Oppenheimer	Oppenheimer	ProForma	Moderate
	Investor Fund	Transition 2015 Fund	Transition 2020 Fund	Transition 2025 Fund	Adjustments	Investor Fund

ASSETS:
Investments, at value — affiliated companies (Cost $943,402,892, $71,322,168, $107,477,398, $72,409,293, and $1,194,611,751, respectively)- see accompanying statements of investments	$984,837,874	$79,204,482	$120,683,100	$80,092,385	$—	$1,264,817,841
Cash	—	119,608	216,120	34,621	—	370,349
Receivables and other assets:
Investments sold	163,605	—	—	—	—	163,605
Shares of beneficial interest sold	525,425	88,502	—	—	—	613,927
Dividends	1,322,760	92,606	105,000	54,193	—	1,574,559
Other	44,243	3,904	5,916	3,575	—	57,638

Total assets	986,893,907	79,509,102	121,010,136	80,184,774	—	1,267,597,919

LIABILITIES:
Bank overdraft	122,068	—	—	—	—	122,068
Payables and other liabilities:
Investments purchased	1,317,752	207,527	313,391	85,317	—	1,923,987
Shares of beneficial interest redeemed	2,364,007	34,850	244,299	166,167	—	2,809,323
Distributions and service plan fees	201,674	16,237	24,610	16,104	—	258,625
Trustees’ compensation	72,154	1,313	2,015	494	—	75,976
Shareholder communications	93,357	9,342	8,901	5,868	—	117,468
Transfer and shareholder servicing agent fees	145,957	10,124	15,821	10,986	—	182,888
Merger fees	—	—	—	—	181,200 (1)	181,200
Legal, auditing and other professional fees	—	18,011	17,707	17,627	—	53,345
Other	29,031	1,369	1,060	477	—	31,937

Total liabilities	4,346,000	298,773	627,804	303,040	181,200	5,756,817

NET ASSETS	$982,547,907	$79,210,329	$120,382,332	$79,881,734	$(181,200)	$1,261,841,102

COMPOSITION OF NET ASSETS:
Par value of shares of beneficial interest	$113,946	$9,682	14,304	8,984	$(575)	$146,341
Additional paid-in capital	1,210,565,698	78,281,475	117,081,621	74,308,890	575	1,480,238,259
Accumulated net investment income	6,173,305	293,710	277,297	9,574	(181,200)	6,572,686
Accumulated net realized loss from investments	(275,740,024)	(7,256,852)	(10,196,592)	(2,128,806)	—	(295,322,274)
Net unrealized appreciation on investments	41,434,982	7,882,314	13,205,702	7,683,092	—	70,206,090

NET ASSETS	$982,547,907	$79,210,329	$120,382,332	$79,881,734	$(181,200)	$1,261,841,102

Pro Forma Combining Statements of Assets and Liabilities January 31, 2012 (Unaudited)
Moderate Investor Fund (A Series of Oppenheimer Portfolio Series) and Oppenheimer Transition 2015 Fund, Oppenheimer Transition 2020 Fund, and Oppenheimer Transition 2025 Fund

						Pro Forma
						Combined
	Moderate	Oppenheimer	Oppenheimer	Oppenheimer	ProForma	Moderate
	Investor Fund	Transition 2015 Fund	Transition 2020 Fund	Transition 2025 Fund	Adjustments	Investor Fund

Net Asset Value Per Share

Outstanding Shares
Class A Shares	62,044,123	5,072,629	7,408,648	4,578,423	(313,687)	78,790,136	(2)
Class B Shares	12,692,578	646,006	1,033,089	390,114	(51,867)	14,709,920	(2)
Class C Shares	27,065,992	1,768,571	3,104,210	1,668,389	(118,933)	33,488,229	(2)
Class N Shares	11,050,928	2,143,066	2,662,667	2,211,660	(90,420)	17,977,901	(2)
Class Y Shares	1,092,200	51,977	95,735	135,708	(477.00)	1,375,143	(2)

Net Assets
Class A Shares	$538,032,293	$41,728,247	$62,646,094	$40,813,588	$(96,771)	$683,123,451
Class B Shares	$108,664,499	$5,226,447	$8,604,138	$3,437,871	$(18,679)	$125,914,276
Class C Shares	$231,079,137	$14,286,210	$25,839,373	$14,720,323	$(40,240)	$285,884,803
Class N Shares	$95,266,833	$17,538,000	$22,478,028	$19,694,478	$(24,010)	$154,953,329
Class Y Shares	$9,505,145	$431,425	$814,699	$1,215,474	$(1,500)	$11,965,243

Net Asset Value Per Share
Class A Shares	$8.67	$8.23	$8.46	$8.91	—	$8.67
Class A Shares — Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$9.20	$8.73	$8.98	$9.45	—	$9.20
Class B Shares	$8.56	$8.09	$8.33	$8.81	—	$8.56
Class C Shares	$8.54	$8.08	$8.32	$8.82	—	$8.54
Class N Shares	$8.62	$8.18	$8.44	$8.90	—	$8.62
Class Y Shares	$8.70	$8.30	$8.51	$8.96	—	$8.70

(1)
Expenses in connection with the reorganization, including legal and accounting fees, the cost of a tax opinion (that the merger will not be taxable to shareholders) and shareholder communication costs.

(2)	Oppenheimer Transition 2015, 2020, and 2025 Funds Class A shares will be exchanged for Moderate Investor Fund Class A shares.

Oppenheimer Transition 2015, 2020, and 2025 Funds Class B shares will be exchanged for Moderate Investor Fund Class B shares.

Oppenheimer Transition 2015, 2020, and 2025 Funds Class C shares will be exchanged for Moderate Investor Fund Class C shares.

Oppenheimer Transition 2015, 2020, and 2025 Funds Class N shares will be exchanged for Moderate Investor Fund Class N shares.

Oppenheimer Transition 2015, 2020, and 2025 Funds Class Y shares will be exchanged for Moderate Investor Fund Class Y shares.

Pro Forma Combining Statements of Operations For The Period Ended January 31, 2012 (Unaudited)
Moderate Investor Fund (A Series of Oppenheimer Portfolio Series) and Oppenheimer Transition 2015 Fund, Oppenheimer Transition 2020 Fund, and Oppenheimer Transition 2025 Fund

						Pro Forma
						Combined
	Moderate	Oppenheimer	Oppenheimer	Oppenheimer	ProForma	Moderate
	Investor Fund	Transition 2015 Fund	Transition 2020 Fund	Transition 2025 Fund	Adjustments	Investor Fund

ALLOCATION OF INCOME AND EXPENSES FROM MASTER FUND(1)
Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC:
Interest	$982,511	$78,195	$63,154	$1,957	$—	$1,125,817
Expenses	(131,135)	(10,462)	(9,097)	(654)	—	(151,348)

Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC	851,376	67,733	54,057	1,303	—	974,469

INVESTMENT INCOME:
Dividends from affilated companies	27,155,647	1,943,728	2,594,483	1,529,001	—	33,222,859
Interest	745	243	124	86	—	1,198
Other income	23,964	821	1,552	629	—	26,966

Total investment income	27,180,356	1,944,792	2,596,159	1,529,716	—	33,251,023

EXPENSES:
Distribution and service plan fees:
Class A	1,327,896	91,701	139,923	88,065	—	1,647,585
Class B	1,134,316	50,727	83,008	32,889	—	1,300,940
Class C	2,307,267	130,287	233,824	131,130	—	2,802,508
Class N	529,146	89,806	117,200	101,836	—	837,988
Transfer and shareholder servicing agent fees:
Class A	873,172	55,572	86,790	55,547	—	1,071,081
Class B	302,333	10,598	17,401	7,755	—	338,087
Class C	420,052	29,655	44,599	29,573	—	523,879
Class N	200,592	27,341	39,818	33,917	—	301,668
Class Y	18,876	164	276	129	—	19,445
Shareholder communications:
Class A	93,606	16,094	19,031	15,721	—	144,452
Class B	35,450	3,792	5,272	3,490	—	48,004
Class C	38,117	7,858	8,196	7,379	—	61,550
Class N	6,224	3,222	3,097	3,575	—	16,118
Class Y	182	24	45	23	—	274
Trustees’ compensation	19,981	1,271	1,980	975	—	24,207
Custodian fees and expenses	10,457	905	1,317	910	—	13,589
Administration service fees	1,500	1,500	1,500	1,500	—	6,000
Legal, auditing and other professional fees	—	22,895	—	19,695	—	42,590
Merger fees	—	—	—	—	181,200 (2)	181,200
Other	53,622	11,933	35,570	12,651	—	113,776

Total Expenses	7,372,789	555,345	838,847	546,760	181,200	9,494,941

Pro Forma Combining Statements of Operations For The Period Ended January 31, 2012 (Unaudited)

						Pro Forma
						Combined
	Moderate	Oppenheimer	Oppenheimer	Oppenheimer	ProForma	Moderate
	Investor Fund	Transition 2015 Fund	Transition 2020 Fund	Transition 2025 Fund	Adjustments	Investor Fund

NET INVESTMENT INCOME	$20,658,943	$1,457,180	$1,811,369	$984,259	$(181,200)	$24,730,551

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments from affiliated companies	(27,763,069)	(285,565)	(1,404,157)	(947,440)	—	(30,400,231)
Distributions received from affiliated companies	414,230	32,928	31,194	2,800	—	481,152

Net realized gain allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC	570,793	39,916	34,190	1,744	—	646,643

Total net realized loss	(26,778,046)	(212,721)	(1,338,773)	(942,896)	—	(29,272,436)

Net change in unrealized appreciation/depreciation on investments	13,198,830	(1,150,172)	(1,918,964)	(1,935,612)	—	8,194,082

Net change in unrealized appreciation/depreciation allocated from Oppenheimer Master Inflation Protected Scurities Fund, LLC	2,489,756	208,245	188,704	16,411	—	2,903,116

Total net change in unrealized appreciation/depreciation	15,688,586	(941,927)	(1,730,260)	(1,919,201)	—	11,097,198

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$9,569,483	$302,532	$(1,257,664)	$(1,877,838)	$(181,200)	$6,555,313

Reorganization between Oppenheimer Transition 2015 Fund, Oppenheimer Transition 2020 Fund, Oppenheimer Transition 2025 Fund and Moderate Investor Fund (A Series of Oppenheimer Portfolio Series) Notes to Pro Forma Financial Statements January 31, 2012 (Unaudited)

1. Significant Accounting Policies

Oppenheimer Transition 2015 Fund (“Transition 2015 Fund”), Oppenheimer Transition 2020 Fund (“Transition 2020 Fund”), Oppenheimer Transition 2025 Fund (“Transition 2025 Fund”) and Moderate Investor Fund, a series of Oppenheimer Portfolio Series (each individually a “Fund” and collectively the “Funds”), are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Funds’ investment adviser is OppenheimerFunds, Inc. (the “Manager”).

In May 2012, the Boards of the Funds approved a plan of reorganization, which, subject to the approval of the shareholders of Transition 2015 Fund, will transfer substantially all of the assets of Transition 2015 Fund to Moderate Investor Fund, in exchange for an equal value of shares of Moderate Investor Fund and the assumption of certain liabilities, if any, described in the Reorganization Agreement. The shares of Moderate Investor Fund will then be distributed to Transition 2015 Fund’s, Transition 2020 Fund’s, and Transition 2025 Fund’s shareholders, and Transition 2015 Fund, Transition 2020 Fund, and Transition 2025 Fund will subsequently be liquidated. The purpose of the acquisition is to combine two funds with similar investment objectives, strategies and risks to allow shareholders to benefit from economies of scale associated with a larger fund as a result of the combined assets which would result in lower effective total operating expenses. If the reorganization is approved by the shareholders of Transition 2015 Fund, Transition 2020 Fund, and Transition 2025 Fund, those shareholders will no longer be shareholders of Transition 2015 Fund, Transition 2020 Fund, and Transition 2025 Fund; instead, those shareholders will become shareholders of Moderate Investor Fund. Moderate Investor Fund will be deemed to be the “surviving” fund for accounting, performance, and other purposes.

The reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes. The unaudited pro forma combined financial statements are presented for informational purposes and may not be representative of what the actual combined financial statements would have been had the reorganization occurred at February 1, 2011. The unaudited pro forma Statements of Investments and Statements of Assets and Liabilities reflect the financial position of Transition 2015 Fund, Transition 2020 Fund, and Transition 2025 Fund and Moderate Investor Fund at January 31, 2012 as if the reorganization had occurred on that date under the assumption, which is currently believed to be accurate, that the Moderate Investor Fund investment portfolio will not be realigned in connection with the reorganization. The unaudited pro forma Statements of Operations reflect the results of operations of Transition 2015 Fund, Transition 2020 Fund, and Transition 2025 Fund and Moderate Investor Fund for the twelve month period ended January 31, 2012 as if the reorganization had occurred on February 1, 2011. These statements were derived from the books and records of Transition 2015 Fund, Transition 2020 Fund, and Transition 2025 Fund and Moderate Investor Fund under generally accepted accounting principles in the United States. The historical cost of investments from Transition 2015 Fund, Transition 2020 Fund, and Transition 2025 Fund will be carried forward to Moderate Investor Fund. The accompanying pro forma financial statements should be read in conjunction with the financial statements of Transition 2015 Fund, Transition 2020 Fund, and Transition 2025 Fund and Moderate Investor Fund included in their annual reports dated February 29, 2012 (all three Transition Funds) and January 31, 2012, respectively.

The following is a summary of significant accounting policies consistently followed by the Funds.

Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Funds invest have their own investment risks, and those risks can affect the value of the Funds’ investments and therefore the value of the Funds’ shares. To the extent that the Funds invest more of their assets in one Underlying Fund than in another, the Funds will have greater exposure to the risks of that Underlying Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Funds are permitted to invest daily available cash balances in an affiliated money market fund. The Funds may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Funds’ investment in IMMF is included in the Statements of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Funds are subject to their proportional share of IMMF’s Class E expenses, including its management fee.

Investment in Oppenheimer Master Fund. The Funds are permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Funds invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Inflation Protected Securities Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Funds’ investments and therefore the value of the Funds’ shares. To the extent that the Funds invests more of its assets in the Master Fund, the Funds will have greater exposure to the risks of the Master Fund. The investment objective of the Master Fund is to seek total return. The Funds’ investment in the Master Fund is included in the Statements of Investments. The Fund recognizes income and gain/(loss) on its investment in the Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Funds are subject to its proportional share of the Master Fund’s expenses, including its management fee.

Federal Taxes. The Funds intend to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Funds file income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three preceding fiscal reporting period ends.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Funds.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation. The Funds calculate the net asset value of their shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.

The Funds’ Boards have adopted procedures for the valuation of the Funds’ securities and have delegated the day-to-day responsibility for valuation determinations under those procedures to the Managers. The Managers have established Valuation Committees which are responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committees’ fair valuation determinations are subject to review, approval and ratification by the Funds’ Boards at their next regularly scheduled meetings covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Managers, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committees and the Funds’ Boards or (ii) as determined in good faith by the Managers’ Valuation Committees. The Valuation Committees consider all relevant facts that are reasonably available, through either public information or information available to the Managers, when determining the fair value of a security. Fair value determinations by the Managers are subject to review, approval and ratification by the Funds’ Boards at their next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.

To assess the continuing appropriateness of security valuations, the Managers, or their third party service providers who are subject to oversight by the Managers, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing services or broker sources. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committees review and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Each investment asset or liability of the Funds are assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

Level 3-significant unobservable inputs (including the Managers’ own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Funds classify each of their investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.

	Level 1 —	Level 2 —	Level 3 —
		Other
		Significant	Significant
	Unadjusted	Observable	Unobservable
Moderate Investor Fund	Quoted Prices	Inputs	Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$955,566,563	$29,271,311	$—	$984,837,874

Total Assets	$955,566,563	$29,271,311	$—	$984,837,874

	Level 1 —	Level 2 —	Level 3 —
		Other
		Significant	Significant
Oppenheimer	Unadjusted	Observable	Unobservable
Transition 2015 Fund	Quoted Prices	Inputs	Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$76,833,302	$2,371,180	$—	$79,204,482

Total Assets	$76,833,302	$2,371,180	$—	$79,204,482

	Level 1 —	Level 2 —	Level 3 —
		Other
		Significant	Significant
Oppenheimer	Unadjusted	Observable	Unobservable
Transition 2020 Fund	Quoted Prices	Inputs	Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$118,471,155	$2,211,945	$—	$120,683,100

Total Assets	$118,471,155	$2,211,945	$—	$120,683,100

	Level 1 —	Level 2 —	Level 3 —
		Other
		Significant	Significant
Oppenheimer	Unadjusted	Observable	Unobservable
Transition 2025 Fund	Quoted Prices	Inputs	Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$79,838,009	$254,376	$—	$80,092,385

Total Assets	$79,838,009	$254,376	$—	$80,092,385

	Level 1 —	Level 2 —	Level 3 —
		Other
		Significant	Significant
	Unadjusted	Observable	Unobservable
Pro Forma Combined	Quoted Prices	Inputs	Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$1,230,709,029	$34,108,812	$—	$1,264,817,841

Total Assets	$1,230,709,029	$34,108,812	$—	$1,264,817,841

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Funds at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the significant transfers between Level 1 and Level 2. The Funds’ policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

Moderate Investor Fund	Transfers out of Level 1*	Transfers into Level 2*

Assets Table
Investments, at Value:
Investment Companies	$(27,414,611)	$27,414,611

Total Assets	$(27,414,611)	$27,414,611

*	Transferred from Level 1 to Level 2 as the current market for the securities are not considered active.

Oppenheimer
Transition 2015 Fund	Transfers out of Level 1*	Transfers into Level 2*

Assets Table
Investments, at Value:
Investment Companies	$(1,946,464)	$1,946,464

Total Assets	$(1,946,464)	$1,946,464

*	Transferred from Level 1 to Level 2 as the current market for the securities are not considered active.

Oppenheimer
Transition 2020 Fund	Transfers out of Level 1*	Transfers into Level 2*

Assets Table
Investments, at Value:
Investment Companies	$(1,465,620)	$1,465,620

Total Assets	$(1,465,620)	$1,465,620

*	Transferred from Level 1 to Level 2 as the current market for the securities are not considered active.

Pro Forma Combined	Transfers out of Level 1*	Transfers into Level 2*

Assets Table
Investments, at Value:
Investment Companies	$(30,826,695)	$30,826,695

Total Assets	$(30,826,695)	$30,826,695

*	Transferred from Level 1 to Level 2 as the current market for the securities are not considered active.
There have been no significant changes to the fair valuation methodologies of the Funds during the period.

3. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds. The weighted indirect management fees collected from the Funds’ investment in the Underlying Funds, as a percent of average daily net assets of the Transition 2015 Fund, Transition 2020 Fund, Transition 2025 Fund, and Moderate Investor Fund for the year ended January 31, 2012 was 0.56%, 0.57%, 0.57%, and 0.55%, respectively. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level.

Each Fund will incur expenses in connection with the reorganization, including legal and accounting fees, the cost of a tax opinion (that the merger will not be taxable to shareholders) and shareholder communication costs. The Manager has estimated total merger-related costs to be approximately $60,400 for Transition 2015 Fund, Transition 2020 Fund and Transition 2025 Fund for a combined total of approximately $181,200. The Manager does not anticipate that any Fund will experience a dilution as a result of the proposed reorganization.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse Moderate Investor Fund for certain expenses so that “Total expenses”, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), as a percentage of daily net assets, will not exceed the annual rate of 1.30%, 2.05%, 2.05%, 1.55% and 1.05%, for Class A, Class B, Class C, Class N and Class Y, respectively. The expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. This limitation will be applied after giving effect to any reimbursements by the Distributor of 12b-1 fees paid by the Fund with respect to investments in Class A shares of any Underlying Funds that do not offer Class Y shares. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.

     The Manager has voluntarily agreed to waive fees and/or reimburse Transition 2015 Fund, Transition 2020 Fund, and Transition 2025 Fund for certain expenses so that the “Total expenses”, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), as a percentage of daily net assets, will not exceed the annual rate of 1.50%, 2.25%, 2.25%, 1.75% and 1.25%, for Class A, Class B, Class C, Class N and Class Y, respectively. This expense limitation does not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. This limitation will be applied after giving effect to any reimbursements by the Distributor of 12b-1 fees paid by the Fund with respect to investments in Class A shares of any Underlying Funds that do not offer Class Y shares. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.

     OppenheimerFunds Services has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes of Transition 2015 Fund, Transition 2020 Fund, Transition 2025 Fund and Moderate Investor Fund to 0.35% of average annual net assets per class.

     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

4. Capital Shares. The pro forma net asset value per share in the Statements of Assets and Liabilities assumes the issuance of additional Class A, Class B, Class C, Class N and Class Y shares of Moderate Investor Fund as if the reorganization were to have taken place on January 31, 2012. The following table reflects the number of Moderate Investor Fund shares assumed to be issued to the shareholders of Transition 2015 Fund, Transition 2020 Fund, and Transition 2025 Fund.

	Moderate	Shares issued to	Shares issued to	Shares issued to
	Investor Fund	Transition 2015	Transition 2020	Transition 2025	Total Shares
	Shares	Fund Shareholders	Fund Shareholders	Fund Shareholders	Outstanding Post-
Class	Outstanding	in Reorganization	in Reorganization	in Reorganization	Reorganization
A	62,044,123	4,812,947	7,225,616	4,707,450	78,790,136
B	12,692,578	610,566	1,005,156	401,620	14,709,920
C	27,065,992	1,672,858	3,025,688	1,723,691	33,488,229
N	11,050,928	2,034,571	2,607,660	2,284,742	17,977,901
Y	1,092,200	49,589	93,644	139,710	1,375,143